UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

SBL Fund

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia

SBL Fund
805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

SERIES A (STYLEPLUS–LARGE CORE SERIES)

(Formerly, Large Cap Core Series)
SERIES B (LARGE CAP VALUE SERIES)
SERIES C (MONEY MARKET SERIES)
SERIES D (WORLD EQUITY INCOME SERIES)
(Formerly, MSCI EAFE Equal Weight Series)
SERIES E (TOTAL RETURN BOND SERIES)
(Formerly, U.S. Intermediate Bond Series)
SERIES F (FLOATING RATE STRATEGIES SERIES)
SERIES J (STYLEPLUS–MID GROWTH SERIES)
(Formerly, Mid Cap Growth Series)
SERIES M (MACRO OPPORTUNITIES SERIES)
SERIES N (MANAGED ASSET ALLOCATION SERIES)
SERIES O (ALL CAP VALUE SERIES)
SERIES P (HIGH YIELD SERIES)
SERIES Q (SMALL CAP VALUE SERIES)
SERIES V (MID CAP VALUE SERIES)
SERIES X (STYLEPLUS–SMALL GROWTH SERIES)
(Formerly, Small Cap Growth Series)
SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)
(Formerly, Large Cap Concentrated Growth Series)
SERIES Z (ALPHA OPPORTUNITY SERIES)	460425800

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

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December 31, 2013

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management (the “Investment Advisers”) is pleased to present the annual shareholder report for 16 of our variable insurance funds. This report covers performance of the Funds for the annual period ended December 31, 2013. Series F (Floating Rate Strategies Series) and M (Macro Opportunities Series) were both launched on April 24, 2013.

The Investment Advisers is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. • Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. • The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if it had not been leveraged. • The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. • The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. • The Funds may invest in restricted securities which may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Funds are not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. • An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/ or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. Please read the prospectus for more detailed information regarding these and other risks.

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December 31, 2013

The Series C (Money Market Series) may not be suitable for all investors. • An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. • It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. • The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. • The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. • Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. • Fixed income securities with longer durations are subject to more volatility than those with shorter durations. • Regulations of money market funds are evolving. • New regulations may affect negatively the Fund’s performance, yield and cost.

The Series D (World Equity Income Series) may not be suitable for all investors. • Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. • The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. • Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. • Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series M (Macro Opportunities Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. • When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s

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December 31, 2013

investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. • The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity. • The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. • The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. • The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. • The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. • The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. • Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. • The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. • Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. • Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. • The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. • Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. • Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. • Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. • The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund’s exposure to high yield securities may subject the Fund to greater volatility. • The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. • Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. • The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. • The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. • The Fund’s investments in restricted securities may involve financial and liquidity risk. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market, or that the stock’s price will decline in value. • Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. Please read the prospectus for more detailed information regarding these and other risks.

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Economic and Market Overview (Unaudited)	December 31, 2013

The year ended December 31, 2013 wound down with a series of stronger-than-expected economic data releases. ISM manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

As the U.S. economy slowly strengthens, we may return to an environment where taking credit risk is not just a consequence of staying within duration targets or reaching for yield, but rather a proactive choice driven by a positive outlook on the economy. To sustain optimism, the Fed will need to monitor the unintended consequences of tapering and avoid negative economic repercussions, as happened in the summer of 2013 when a spike in 10-year Treasury yields dampened home sales. For markets, the Fed must convince investors that the economy is strong enough to withstand steady reductions of its asset purchases. These will likely be Janet Yellen’s top priorities as she takes over the helm of the Fed.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength of the U.S. economy, with both third quarter and fourth quarter economic growth beating expectations. The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales. All of this bodes well for the first quarter of 2014.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors may become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

For 2014, investors should bear in mind that the Fed will continue injecting liquidity into financial markets even as it tapers its asset purchases. Assuming that the Fed continues the same pace of reductions at each Federal Open Market Committee meeting, it would still purchase more than $500 billion of bonds in 2014–nearly the size of the Fed’s QE2 from November 2010 to June 2011. This should help support credit spreads. An accelerated pace of tapering from the Fed would signal faster-than-expected economic growth and spark higher demand for risk assets. On balance, we expect the impact of tapering to be neutral. Barring economic weakness, we expect relatively benign market conditions with no major spike in volatility.

For the year ended December 31, 2013, the Standard & Poor’s 500® (“S&P 500”) Index* returned 32.39%. Foreign markets were also strong: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned 22.78%. The return of the MSCI Emerging Markets Index* was -2.60%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a -2.02% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 7.44%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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Economic and Market Overview (Unaudited) (concluded)	December 31, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI EAFE Equal Weighted Index equally weights the issuers in the MSCI EAFE Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Equal Weighted Index is rebalanced quarterly so that each issuer has the same weight on each rebalancing date. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index measures the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

6 | the GUGGENHEIM FUNDS annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2013 and ending December 31, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1,4]	Return	June 30, 2013	December 31, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus–Large Core Series)	0.98%	16.78%	$1,000.00	$1,167.80	$ 5.35
Series B (Large Cap Value Series)	0.84%	14.29%	1,000.00	1,142.90	4.54
Series C (Money Market Series)	0.57%	(0.23%)	1,000.00	997.70	2.87
Series D (World Equity Income Series)	1.12%	13.96%	1,000.00	1,139.60	6.04
Series E (Total Return Bond Series)	0.91%	2.37%	1,000.00	1,023.70	4.64
Series F (Floating Rate Strategies Series)	1.19%	3.10%	1,000.00	1,031.00	6.09
Series J (StylePlus–Mid Growth Series)	1.02%	19.37%	1,000.00	1,193.70	5.64
Series M (Macro Opportunities Series)	1.53%	3.49%	1,000.00	1,034.90	7.85
Series N (Managed Asset Allocation Series)	1.05%	10.20%	1,000.00	1,102.00	5.56
Series O (All Cap Value Series)	0.92%	14.94%	1,000.00	1,149.40	4.98
Series P (High Yield Series)	1.11%	4.53%	1,000.00	1,045.30	5.72
Series Q (Small Cap Value Series)	1.18%	18.82%	1,000.00	1,188.20	6.51
Series V (Mid Cap Value Series)	0.95%	15.44%	1,000.00	1,154.40	5.16
Series X (StylePlus–Small Growth Series)	1.33%	22.48%	1,000.00	1,224.80	7.46
Series Y (StylePlus–Large Growth Series)	1.18%	19.65%	1,000.00	1,196.50	6.53
Series Z (Alpha Opportunity Series)	2.43%	16.23%	1,000.00	1,162.30	13.24

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus–Large Core Series)	0.98%	5.00%	$1,000.00	$1,020.27	$ 4.99
Series B (Large Cap Value Series)	0.84%	5.00%	1,000.00	1,020.97	4.28
Series C (Money Market Series)	0.57%	5.00%	1,000.00	1,022.33	2.91
Series D (World Equity Income Series)	1.12%	5.00%	1,000.00	1,019.56	5.70
Series E (Total Return Bond Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series F (Floating Rate Strategies Series)	1.19%	5.00%	1,000.00	1,019.21	6.06
Series J (StylePlus–Mid Growth Series)	1.02%	5.00%	1,000.00	1,020.06	5.19
Series M (Macro Opportunities Series)	1.53%	5.00%	1,000.00	1,017.49	7.78
Series N (Managed Asset Allocation Series)	1.05%	5.00%	1,000.00	1,019.91	5.35
Series O (All Cap Value Series)	0.92%	5.00%	1,000.00	1,020.57	4.69
Series P (High Yield Series)	1.11%	5.00%	1,000.00	1,019.61	5.65
Series Q (Small Cap Value Series)	1.18%	5.00%	1,000.00	1,019.26	6.01
Series V (Mid Cap Value Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series X (StylePlus–Small Growth Series)	1.33%	5.00%	1,000.00	1,018.50	6.77
Series Y (StylePlus–Large Growth Series)	1.18%	5.00%	1,000.00	1,019.26	6.01
Series Z (Alpha Opportunity Series)	2.43%	5.00%	1,000.00	1,012.96	12.33

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.
[3]	Actual cumulative return at net asset value for the period June 30, 2013 to December 31, 2013.
[4]	This ratio represents annualized net expenses which includes extraordinary expenses. Excluding these expenses, the operating expense ratios would be 0.55% for Series C (Money Market Series), 0.81% for Series E (Total Return Bond Series), 1.16% for Series F (Floating Rate Strategies Series), 1.47% for Series M (Macro Opportunities Series) and 2.35% for Series Z (Alpha Opportunity Series).

8 | the GUGGENHEIM FUNDS annual report

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series A (StylePlus–Large Core Series, formerly Large Cap Core Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred during the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series A (StylePlus–Large Core Series, formerly Large Cap Core Series) returned 28.87%. The benchmark, the S&P 500® Index, returned 32.39%.

The Fund’s Board of Directors approved the following changes, which became effective on April 30, 2013: a new Fund name, new principal investment strategies and new portfolio management team.

The Fund’s investment objective is to deliver long-term growth of capital in excess of that produced by the total return of the S&P 500 Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed income and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

The Fund’s underperformance for the 12 months came predominantly during the four months it was being managed according to the legacy strategy. Specifically—from January 1, 2013 through April 30, 2013—the Fund underperformed the benchmark by almost four percentage points, largely due to poor stock selection in the Information Technology. The Fund’s cash position was also a drag on performance. A sector overweight and stock selection in Consumer Discretionary contributed most to the Fund’s performance.

For the time the Fund was being managed according to the new strategy, the eight months from April 30, 2013 through December 31, 2013, the Fund performed slightly better than the benchmark. During much of this period, the Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with swap agreements and futures contracts and 53% allocated to fixed income investments (excluding short term). Beginning in December 2013, due to a more favorable outlook for active stock selection, the equity sleeve was increased to 25%, with 74% allocated to the passive equity position.

The equity sleeve was additive over the period, delivering the strongest returns during the months of May, June and December.

The fixed income allocation also contributed to performance over the eight months, after detracting from performance during the substantial debt selloff that began at the end of May and lasted in to June. The swap agreements also contributed to performance.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

The Guggenheim Funds annual REPORT | 9

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES A (STYLEPLUS–LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series A (StylePlus–Large Core Series)	28.87%	16.14%	4.80%
S&P 500 Index	32.39%	17.94%	7.41%

Ten Largest Holdings (% of Total Net Assets)

Dreyfus Treasury Prime Cash Management Fund	6.8%
U.S. Treasury Bill	3.0%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	2.0%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	2.0%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	1.9%
Floating Rate Strategies Fund Institutional Class	1.7%
Macro Opportunities Fund Institutional Class	1.7%
New York City Water & Sewer System Revenue Bonds	1.3%
Duane Street CLO IV Ltd. — Class A1T	1.3%
HSI Asset Securitization Corporation Trust 2007-WF1 — Class 2A3	1.2%
Top Ten Total	22.9%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: May 1, 1979

Portfolio Composition by Quality Rating**
Rating

Fixed Income Instruments
AAA	10.8%
AA	3.9%
A	7.4%
BBB	21.9%
BB	3.0%
B	4.6%
CCC	5.2%
NR	2.1%
Other Instruments
Common Stock	25.3%
Short Term Investments	6.8%
Exchange Traded Funds	5.9%
Mutual Funds	3.4%
Total Investments	100.3%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

10 | the GUGGENHEIM FUNDS annual report

Schedule of Investments	December 31, 2013
Series A (styleplus–large Core Series)

	Shares	Value

COMMON STOCKS† - 25.3%

Information Technology - 5.1%
Apple, Inc.	2,910	$1,632,830
International Business Machines Corp.	6,919	1,297,796
Microsoft Corp.	26,620	996,387
Cisco Systems, Inc.	40,904	918,295
Hewlett-Packard Co.	27,970	782,601
Oracle Corp.	20,381	779,777
EMC Corp.	30,566	768,735
Corning, Inc.	38,511	686,266
TE Connectivity Ltd.	11,910	656,360
Google, Inc. — Class A*	463	518,889
Western Digital Corp.	6,059	508,350
Texas Instruments, Inc.	10,466	459,562
Intel Corp.	15,873	412,063
QUALCOMM, Inc.	5,511	409,192
Seagate Technology plc	6,603	370,824
Accenture plc — Class A	3,703	304,461
Symantec Corp.	7,786	183,594
Total Information Technology		11,685,982

Health Care - 5.0%
Pfizer, Inc.	43,814	1,342,023
Merck & Company, Inc.	21,016	1,051,851
Johnson & Johnson	10,139	928,631
Express Scripts Holding Co.*	11,410	801,438
Abbott Laboratories	20,581	788,869
Medtronic, Inc.	13,298	763,172
UnitedHealth Group, Inc.	9,606	723,331
Covidien plc	9,695	660,230
Cardinal Health, Inc.	9,856	658,480
Eli Lilly & Co.	12,011	612,561
WellPoint, Inc.	5,930	547,873
Aetna, Inc.	7,790	534,316
McKesson Corp.	3,083	497,596
Cigna Corp.	5,349	467,931
Amgen, Inc.	3,457	394,651
Thermo Fisher Scientific, Inc.	3,212	357,656
Stryker Corp.	2,904	218,207
Becton Dickinson and Co.	1,591	175,790
Total Health Care		11,524,606

Industrials - 4.7%
General Electric Co.	57,642	1,615,705
United Technologies Corp.	8,270	941,126
United Parcel Service, Inc. — Class B	8,127	853,985
Caterpillar, Inc.	8,832	802,034
FedEx Corp.	5,208	748,754
General Dynamics Corp.	7,354	702,675
Waste Management, Inc.	15,541	697,325
Northrop Grumman Corp.	6,002	687,889
CSX Corp.	23,771	683,892
Boeing Co.	4,802	655,425
Delta Air Lines, Inc.	19,092	524,457
Emerson Electric Co.	6,606	463,609
Raytheon Co.	3,707	336,225
Union Pacific Corp.	1,851	310,968
Lockheed Martin Corp.	1,372	203,962
Norfolk Southern Corp.	2,040	189,373
Republic Services, Inc. — Class A	5,236	173,835
Stanley Black & Decker, Inc.	2,144	172,999
Total Industrials		10,764,238

Energy - 3.3%
Exxon Mobil Corp.	12,009	1,215,311
ConocoPhillips	11,007	777,644
Anadarko Petroleum Corp.	9,067	719,194
Marathon Oil Corp.	19,224	678,607
Phillips 66	8,153	628,841
Occidental Petroleum Corp.	6,466	614,917
Baker Hughes, Inc.	10,811	597,416
Chevron Corp.	4,732	591,074
Apache Corp.	4,847	416,551
EOG Resources, Inc.	2,289	384,186
Valero Energy Corp.	7,410	373,464
Devon Energy Corp.	4,406	272,599
Nabors Industries Ltd.	10,848	184,308
Kinder Morgan, Inc.	4,964	178,704
Total Energy		7,632,816

Consumer Staples - 3.2%
Wal-Mart Stores, Inc.	14,272	1,123,064
CVS Caremark Corp.	14,062	1,006,418
PepsiCo, Inc.	9,349	775,406
Walgreen Co.	13,175	756,772
Kimberly-Clark Corp.	6,797	710,014
General Mills, Inc.	13,782	687,859
Procter & Gamble Co.	6,453	525,339
Mondelez International, Inc. — Class A	14,836	523,711
Philip Morris International, Inc.	4,908	427,634
Kroger Co.	8,881	351,066
Archer-Daniels-Midland Co.	7,531	326,845
Kellogg Co.	3,199	195,363
Total Consumer Staples		7,409,491

Financials - 1.8%
Citigroup, Inc.	20,145	1,049,757
JPMorgan Chase & Co.	15,353	897,843
Wells Fargo & Co.	9,245	419,723
MetLife, Inc.	7,484	403,537
Berkshire Hathaway, Inc. — Class B*	2,882	341,690
American International Group, Inc.	5,993	305,943
Regions Financial Corp.	23,982	237,182
Capital One Financial Corp.	2,551	195,432
Aflac, Inc.	2,864	191,315
Allstate Corp.	3,391	184,945
Total Financials		4,227,367

Consumer Discretionary - 1.6%
Comcast Corp. — Class A	20,780	1,079,832
Time Warner, Inc.	11,801	822,766
Target Corp.	11,314	715,837
Ford Motor Co.	34,291	529,110
Macy’s, Inc.	6,057	323,444
The Gap, Inc.	4,476	174,922
Time Warner Cable, Inc.	1,035	140,243
Total Consumer Discretionary		3,786,154

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 11

Schedule of Investments (continued)	December 31, 2013
Series A (styleplus–large Core Series)

	Shares	Value

Utilities - 0.4%
Exelon Corp.	22,205	$608,195
American Electric Power Company, Inc.	4,997	233,560
Total Utilities		841,755

Telecommunication Services - 0.2%
CenturyLink, Inc.	15,772	502,338
Total Common Stocks
(Cost $53,671,807)		58,374,747

EXCHANGE TRADED FUNDS†,4 - 5.9%
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	169,000	4,566,380
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	168,800	4,520,464
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	169,100	4,509,897
Total Exchange Traded Funds
(Cost $13,569,434)		13,596,741

MUTUAL FUNDS†,5 - 3.4%
Floating Rate Strategies Fund
Institutional Class	150,653	4,029,967
Macro Opportunities Fund
Institutional Class	146,257	3,910,920
Total Mutual Funds
(Cost $8,137,283)		7,940,887

SHORT TERM INVESTMENTS† - 6.8%
Dreyfus Treasury Prime Cash
Management Fund	15,627,652	15,627,652
Total Short Term Investments
(Cost $15,627,652)		15,627,652

	Face
	Amount
ASSET BACKED SECURITIES†† - 24.6%
Duane Street CLO IV Ltd.
2007-4A, 0.47% due 11/14/21[1,2]	$3,109,214	3,047,652
HSI Asset Securitization
Corporation Trust
2007-WF1, 0.33% due 05/25/37[1]	3,100,693	2,848,173
JP Morgan Mortgage Acquisition Trust
2006-CH2, 0.26% due 10/25/36[1]	2,752,754	2,702,813
Garrison Funding 2013-2 Ltd.
2013-2A, 2.13% due 09/25/23[1,2]	2,400,000	2,390,400
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.50% due 11/25/35[1]	2,281,357	2,138,025
JP Morgan Mortgage
Acquisition Trust
2007-CH3, 0.31% due 03/25/37[1]	2,135,248	2,031,578
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[1,2]	1,511,565	1,479,822
2006-1A, 1.06% due 02/01/22[1,2]	600,000	531,780
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[1,2]	1,890,230	1,853,371
Cornerstone CLO Ltd.
2007-1A, 0.46% due 07/15/21[1,2]	1,850,000	1,803,750
NewStar Commercial Loan Trust
2006-1A, 0.63% due 03/30/22[1,2]	1,100,000	1,073,490
2006-1A, 0.52% due 03/30/22[1,2]	739,436	728,344
Goldman Sachs Asset Management CLO plc
2007-1A, 2.99% due 08/01/22[1,2]	1,800,000	1,726,380
Salus CLO 2012-1 Ltd.
2013-1AN, 2.49% due 03/05/21[1,2]	1,700,000	1,700,000
Halcyon Structured Asset Management
Long Secured/Short Unsecured 2007-2 Ltd.
2007-2A, 3.99% due 10/29/21[1,2]	1,700,000	1,683,510
Cerberus Onshore II CLO LLC
2014-1A, 2.94% due 10/15/23[1,2]	1,350,000	1,338,120
2014-1A, 2.24% due 10/15/23[1,2]	250,000	250,200
Lehman XS Trust
2007-9, 0.28% due 06/25/37[1]	1,818,997	1,579,777
Central Park CLO Ltd.
2011-1A, 3.44% due 07/23/22[1,2]	1,580,000	1,527,544
Aegis Asset Backed Securities Trust
2005-3, 0.63% due 08/25/35[1]	1,600,000	1,522,638
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/41[1,2]	1,487,458	1,355,818
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.31% due 01/25/37[1]	1,487,672	1,345,766
KKR Financial CLO Corp.
2007-1A, 2.49% due 05/15/21[1,2]	1,400,000	1,318,240
Black Diamond CLO Delaware Corp.
2005-1A, 2.15% due 06/20/17[1,2]	1,350,000	1,299,240
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	1,317,869	1,287,031
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,2]	1,308,657	1,262,069
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	1,400,000	1,246,123
Symphony CLO VII Ltd.
2011-7A, 3.44% due 07/28/21[1,2]	1,250,000	1,239,500
Popular ABS Mortgage
Pass-Through Trust
2005-A, 0.59% due 06/25/35[1]	1,248,943	1,189,674
FM Leveraged Capital Fund II
2006-2A, 1.84% due 11/15/20[1,2]	1,180,000	1,165,604
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.62% due 04/17/21[1,2]	1,250,000	1,158,125
Global Leveraged Capital
Credit Opportunity Fund
2006-1A, 0.54% due 12/20/18[1,2]	1,054,234	1,042,215
California Republic Auto Receivables Trust
2013-2, 1.23% due 03/15/19	1,000,000	999,249
TICC CLO LLC
2011-1A, 2.49% due 07/25/21[1,2]	1,000,000	995,400
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.63% due 04/29/19[1,2]	1,000,000	912,400
Northwoods Capital VII Ltd.
2006-7A, 1.79% due 10/22/21[1,2]	960,000	902,592
Golub Capital Partners Fundings Ltd.
2007-1A, 0.49% due 03/15/22[1,2]	683,761	671,658
ACS 2007-1 Pass Through Trust
2007-1A, 0.48% due 06/14/37[1,2]	645,125	599,966
Ares XVI CLO Ltd.
2011-16A, 3.54% due 05/17/21[1,2]	500,000	497,500

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (continued)	December 31, 2013
Series A (styleplus–large Core Series)

	Face
	Amount	Value

Race Point IV CLO Ltd.
2007-4A, 0.99% due 08/01/21[1,2]	$500,000	$470,500
NewStar Commercial Loan Trust 2007-1
2007-1A, 1.54% due 09/30/22[1,2]	500,000	459,200
Riverside Park CLO Ltd.
2011-1A, 3.00% due 09/27/21[1,2]	450,000	450,000
Accredited Mortgage Loan Trust
2007-1, 0.29% due 02/25/37[1]	477,329	441,165
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	400,000	398,800
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,2]	186,381	183,809
Total Asset Backed Securities
(Cost $56,951,385)		56,849,011

CORPORATE BONDS†† - 8.9%
Financials - 3.6%
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
8.00% due 01/15/18	1,220,000	1,268,800
7.75% due 01/15/16	620,000	632,400
Ford Motor Credit Company LLC
7.00% due 04/15/15	1,630,000	1,754,478
Citigroup, Inc.
1.20% due 07/25/16[1]	1,510,000	1,525,692
International Lease Finance Corp.
2.19% due 06/15/16[1]	1,100,000	1,105,500
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	700,000	712,250
Mack-Cali Realty, LP
5.13% due 02/15/14	680,000	682,998
WEA Finance LLC / WT Finance Aust Pty Ltd.
5.75% due 09/02/15[2]	450,000	485,381
Emigrant Bancorp, Inc.
6.25% due 06/15/14[2]	400,000	405,371
Total Financials		8,572,870

Materials - 1.9%
Glencore Funding LLC
1.40% due 05/27/16[1,2]	2,210,000	2,199,659
Rio Tinto Finance USA plc
1.08% due 06/17/16[1]	1,570,000	1,581,139
Anglo American Capital plc
9.38% due 04/08/14[2]	700,000	715,518
Total Materials		4,496,316

Telecommunication Services - 1.3%
Level 3 Financing, Inc.
3.85% due 01/15/18[1,2]	1,700,000	1,710,625
WPP Finance UK
8.00% due 09/15/14	1,200,000	1,259,713
Total Telecommunication Services		2,970,338

Energy - 1.2%
Ras Laffan Liquefied Natural
Gas Company Limited III
5.83% due 09/30/16[2]	1,902,560	2,021,470
Petroleos Mexicanos
2.27% due 07/18/18[1]	660,000	679,800
Total Energy		2,701,270

Consumer Staples - 0.3%
Harbinger Group, Inc.
7.88% due 07/15/19[2]	590,000	633,513

Consumer Discretionary - 0.3%
Vail Resorts, Inc.
6.50% due 05/01/19	300,000	318,000
Sabre, Inc.
8.50% due 05/15/19[2]	240,000	266,400
Total Consumer Discretionary		584,400

Information Technology - 0.2%
iGATE Corp.
9.00% due 05/01/16	340,000	361,250

Industrials - 0.1%
Victor Technologies Group, Inc.
9.00% due 12/15/17	180,000	192,600
Total Corporate Bonds
(Cost $20,480,021)		20,512,557

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 5.1%
Boca Hotel Portfolio Trust
2013-BOCA, 3.22% due 08/15/26[1,2]	1,900,000	1,902,276
Hilton USA Trust
2013-HLF, 2.92% due 11/05/30[1,2]	1,700,000	1,700,122
Wachovia Bank Commercial Mortgage
Trust Series 2007-WHALE 8
2007-WHL8, 0.25% due 06/15/20[1,2]	1,421,546	1,407,186
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,2]	1,505,762	1,364,823
COMM 2007-FL14 Mortgage Trust
2007-FL14, 0.92% due 06/15/22[1,2]	1,340,253	1,322,788
HarborView Mortgage Loan Trust
2006-12, 0.36% due 01/19/38[1]	1,368,628	1,112,696
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/47[1,2]	1,075,200	1,109,172
GCCFC Commercial Mortgage Trust
2006-FL4A C, 0.40% due 11/05/21	1,000,000	985,223
Banc of America Large Loan Trust
2007-BMB1, 1.27% due 08/15/29[1,2]	950,000	942,567
Total Collateralized Mortgage Obligations
(Cost $11,781,296)		11,846,853

SENIOR FLOATING RATE INTERESTS††,1 - 3.9%
Industrials - 1.1%
Travelport Holdings Ltd.
6.25% due 06/26/19	1,880,550	1,926,002
Thermasys Corp.
5.26% due 05/03/19	765,188	752,432
Total Industrials		2,678,434

Financials - 1.0%
National Financial Partners
5.25% due 07/01/20	1,512,400	1,526,268
Knight/Getco
5.75% due 11/30/17	603,972	604,727
First Data Corp.
4.16% due 03/23/18	150,000	150,104

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 13

Schedule of Investments (concluded)	December 31, 2013
Series A (styleplus–large Core Series)

	Face
	Amount	Value

Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	$138,947	$138,774
Total Financials		2,419,873

Energy - 0.7%
Pacific Drilling 4.50% due 05/18/18	776,100	784,350
Ocean Rig ASA 5.50% due 07/15/16	748,125	757,791
Total Energy		1,542,141

Consumer Discretionary - 0.6%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	646,518	650,966
Go Daddy Operating Company LLC
4.00% due 12/16/18	285,268	285,328
Sears Holdings Corp.
5.50% due 06/30/18	240,000	241,318
Laureate Education, Inc.
5.00% due 06/16/18	124,366	124,911
Total Consumer Discretionary		1,302,523

Information Technology - 0.4%
Blue Coat Systems, Inc.
4.50% due 05/31/19	887,775	889,719

Health Care - 0.1%
Apria Healthcare Group, Inc.
6.75% due 04/06/20	179,100	179,473
Total Senior Floating Rate Interests
(Cost $8,875,794)		9,012,163

U.S. TREASURY BILLS† - 3.0%
U.S. Treasury Bill[6]
due 02/20/14	7,000,000	6,999,783
Total U.S. Treasury Bills
(Cost $6,999,810)		6,999,783

MUNICIPAL BONDS†† - 2.7%
New York - 2.5%
New York City Water & Sewer
System Revenue Bonds
0.30% due 06/15/33[1]	3,120,000	3,120,000
City of New York New York
General Obligation Unlimited
0.30% due 04/01/35[1]	1,550,000	1,550,000
0.30% due 11/01/26[1]	1,220,000	1,220,000
Total New York		5,890,000

Michigan - 0.2%
Michigan Finance Authority
Revenue Notes
4.38% due 08/20/14	375,000	378,911
Total Municipal Bonds
(Cost $6,265,000)		6,268,911

MORTGAGE BACKED SECURITIES†† - 0.8%
Resource Capital Corporation
CRE Notes 2013 Ltd.
3.02% due 12/15/28[1,2]	1,900,000	1,901,520
Total Mortgage Backed Securities
(Cost $1,900,000)		1,901,520

COMMERCIAL PAPER†† - 9.9%
Centrica plc
0.22% due 01/03/14	2,200,000	2,199,968
FMC Technologies Inc.
0.23% due 01/14/14	2,000,000	1,999,835
Diageo Capital plc
0.08% due 01/02/14	1,700,000	1,699,992
Tesco Treasury Services plc
0.13% due 01/06/14[2]	1,700,000	1,699,965
Kellogg Co.
0.12% due 01/08/14	1,700,000	1,699,957
Northeast Utilities
0.18% due 01/08/14	1,700,000	1,699,941
Kinder Morgan Energy Partners, LP
0.23% due 01/07/14[2]	1,700,000	1,699,935
VW Credit, Inc.
0.22% due 01/13/14[2]	1,700,000	1,699,875
Ryder System, Inc.
0.20% due 01/15/14	1,700,000	1,699,868
BAT International Finance
0.25% due 01/13/14	1,700,000	1,699,858
Potomac Electric Power Co.
0.25% due 01/13/14	1,700,000	1,699,858
Nissan Motor Acceptance
0.30% due 01/13/14	1,700,000	1,699,830
CBS Corp.
0.24% due 01/24/14[2]	1,700,000	1,699,739
Total Commercial Paper
(Cost $22,898,621)		22,898,621
Total Investments - 100.3%
(Cost $227,158,103)		$231,829,446
Other Assets & Liabilities, net - (0.3)%		(635,348)
Total Net Assets - 100.0%		$231,194,098

		Unrealized
	Units	Gain
OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
February 2014 S&P 500 Index Swap,
Terminating 02/03/14[3]
(Notional Value $170,799,554)	92,406	$—

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $64,006,104 (cost $64,052,387), or 27.7% of total net assets.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.
[4]	Investment in a product that pays a management fee to a party related to the advisor.
[5]	Affiliated funds.
[6]	Zero coupon rate security.
plc — Public Limited Company

14 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series A (styleplus–large Core Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $219,020,820)	$223,888,559
Investments in affiliated issuers, at value
(cost $8,137,283)	7,940,887
Total investments
(cost $227,158,103)	231,829,446
Receivable for swap settlement	4,671,296
Cash	95,002
Prepaid expenses	18,823
Receivables:
Interest	432,128
Securities sold	320,800
Dividends	202,375
Fund shares sold	3,940
Foreign taxes reclaim	115
Total assets	237,573,925
Liabilities:
Due to broker	4,039,162
Payable for:
Securities purchased	1,907,263
Fund shares redeemed	203,402
Management fees	144,960
Fund accounting/administration fees	18,361
Transfer agent/maintenance fees	3,698
Directors’ fees*	2,111
Miscellaneous	60,870
Total liabilities	6,379,827
Net assets	$231,194,098
Net assets consist of:
Paid in capital	$200,600,696
Undistributed net investment income	1,196,673
Accumulated net realized gain on investments	24,725,386
Net unrealized appreciation on investments	4,671,343
Net assets	$231,194,098
Capital shares outstanding	7,113,720
Net asset value per share	$32.50

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends from securities of unaffiliated issuers	$1,936,841
Interest	1,090,682
Dividends from securities of affiliated issuers	264,423
Total investment income	3,291,946

Expenses:
Management fees	1,623,772
Transfer agent/maintenance fees	25,455
Fund accounting/administration fees	206,448
Directors’ fees*	22,227
Custodian fees	15,049
Tax expense	6
Miscellaneous	175,888
Total expenses	2,068,845
Net investment income	1,223,101

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	42,552,123
Investments in affiliated issuers	3,744
Swap agreements	26,517,485
Futures contracts	371,912
Net realized gain	69,445,264
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(15,664,656)
Investments in affiliated issuers	(196,396)
Net change in unrealized appreciation (depreciation)	(15,861,052)
Net realized and unrealized gain	53,584,212
Net increase in net assets resulting from operations	$54,807,313

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 15

Series A (styleplus–large Core Series)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,223,101	$1,952,226
Net realized gain on investments	69,445,264	13,722,503
Net change in unrealized appreciation (depreciation) on investments	(15,861,052)	10,476,312
Net increase in net assets resulting from operations	54,807,313	26,151,041

Capital share transactions:
Proceeds from sale of shares	13,501,310	8,284,929
Cost of shares redeemed	(35,729,632)	(42,815,935)
Net decrease from capital share transactions	(22,228,322)	(34,531,006)
Net increase (decrease) in net assets	32,578,991	(8,379,965)

Net assets:
Beginning of year	198,615,107	206,995,072
End of year	$231,194,098	$198,615,107
Undistributed net investment income at end of year	$1,196,673	$1,952,226

Capital share activity:
Shares sold	476,713	335,217
Shares redeemed	(1,236,898)	(1,738,927)
Net decrease in shares	(760,185)	(1,403,710)

16 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series A (styleplus–large Core Series)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.22	$22.31	$23.24	$19.97	$15.38
Income (loss) from investment operations:
Net investment income[a]	.16	.23	.13	.18	.11
Net gain (loss) on investments (realized and unrealized)	7.12	2.68	(1.06)	3.09	4.48
Total from investment operations	7.28	2.91	(.93)	3.27	4.59
Net asset value, end of period	$32.50	$25.22	$22.31	$23.24	$19.97

Total Return[b]	28.87%	13.04%	(4.00%)	16.37%	29.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,194	$198,615	$206,995	$243,820	$186,007
Ratios to average net assets:
Net investment income	0.56%	0.92%	0.57%	0.89%	0.68%
Total expenses[c]	0.96%	0.94%	0.90%	0.92%	0.92%
Portfolio turnover rate	267%	103%	87%	111%	78%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 17

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by Mark A. Mitchell, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series B (Large Cap Value Series) returned 31.96%, compared with the Russell 1000® Value Index, which returned 32.53%.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped by stock selection in the Financials, Consumer Discretionary and Energy sectors, and an underweight in the Telecommunications Services sector. The Fund’s holdings in the Consumer Discretionary sector benefited from broad recoveries in both the auto and housing industries.

The largest detractor from performance was stock selection in the Industrials sector, which was overweight relative to the benchmark. Stock selection in the Materials sector was also a detractor.

The holdings contributing most to portfolio performance over the period were Harman International Industries, Inc., a maker and marketer of audio and electronic systems; and Aetna, Inc., a managed care company that specializes in corporate health plans.

The main detractors were McDermott International, Inc., which missed earnings early in 2013 and guided earnings down for other quarters and is no longer held in the portfolio; and Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013.

Sector positioning in the Fund is mostly a result of stock selection decisions where the Fund believes it is finding the most attractive valuations or investment opportunities. The largest changes in positioning from a year ago were an increase in the Energy sector exposure and a decrease in the Industrials sector exposure.

Nonetheless, for the period, the Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Opportunities appear attractive in investing in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Fund was most underweight relative to the benchmark in Utilities and Health Care. In Health Care, the underweight was mostly in the large pharmaceuticals industry, which has been underperforming lately due to patent expirations and lack of reinvestment opportunities in new drug therapies. The Fund is overweight in the managed-care-provider industry, which was a boost to performance for the period. High valuations in the Utilities sector currently make this sector unattractive.

The Fund was also underweight relative to the benchmark in the Financials sector, the largest in both the Fund and the benchmark. This stance was a source of positive performance for the period, as was the Fund’s stock selection in the sector. The Fund continues to favor the insurance industry within Financials, and has no weighting in REITs, which make up a large part of the sector in the benchmark. The Fund’s underweight in REITs is because they appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes.

The slow-growth economy is making it more challenging to find investments with attractive growth prospects. While either a more powerful recovery or a significant market pullback could change this scenario, investors are currently finding it difficult to get paid for taking risk.

The Fund continues to focus on searching for companies it believes have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

18 | The Guggenheim Funds annual REPORT

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	31.96%	16.60%	7.91%
Russell 1000 Value Index	32.53%	16.67%	7.58%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)

Wells Fargo & Co.	4.4%
CVS Caremark Corp.	3.5%
American International Group, Inc.	3.2%
Dow Chemical Co.	3.2%
Chevron Corp.	3.2%
JPMorgan Chase & Co.	3.0%
Time Warner, Inc.	3.0%
Dreyfus Treasury Prime Cash Management Fund	2.9%
Computer Sciences Corp.	2.9%
Aetna, Inc.	2.8%
Top Ten Total	32.1%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

the GUGGENHEIM FUNDS annual report | 19

Schedule of Investments	December 31, 2013
Series B (Large Cap Value Series)

	Shares	Value

COMMON STOCKS† - 96.2%

Financials - 25.7%
Wells Fargo & Co.	272,825	$12,386,255
American International Group, Inc.	179,839	9,180,781
JPMorgan Chase & Co.	146,300	8,555,624
Allstate Corp.	127,050	6,929,307
Aon plc	56,750	4,760,758
Reinsurance Group of America, Inc. —
Class A	56,330	4,360,505
Bank of America Corp.	241,100	3,753,927
Citigroup, Inc.	67,030	3,492,933
Berkshire Hathaway, Inc. — Class A*	19	3,380,100
Bank of New York Mellon Corp.	82,970	2,898,972
U.S. Bancorp	66,546	2,688,458
CME Group, Inc. — Class A	33,340	2,615,856
Franklin Resources, Inc.	42,730	2,466,803
Ocwen Financial Corp.*	36,940	2,048,323
Home Loan Servicing Solutions Ltd.	74,450	1,710,117
NASDAQ OMX Group, Inc.	42,020	1,672,396
Total Financials		72,901,115

Energy - 17.9%
Chevron Corp.	72,770	9,089,700
Apache Corp.	75,022	6,447,390
Halliburton Co.	109,840	5,574,380
Whiting Petroleum Corp.*	88,590	5,481,063
Cameco Corp.	261,200	5,425,124
Phillips 66	61,220	4,721,899
Exxon Mobil Corp.	36,690	3,713,028
Marathon Oil Corp.	94,300	3,328,790
ConocoPhillips	35,510	2,508,782
Suncor Energy, Inc.	65,570	2,298,229
Superior Energy Services, Inc.*	79,890	2,125,873
Total Energy		50,714,258

Industrials - 13.5%
URS Corp.	146,620	7,769,394
Parker Hannifin Corp.	58,660	7,546,022
Republic Services, Inc. — Class A	191,700	6,364,440
United Technologies Corp.	55,680	6,336,384
Quanta Services, Inc.*	188,580	5,951,585
Covanta Holding Corp.	162,770	2,889,168
General Cable Corp.	48,900	1,438,149
Total Industrials		38,295,142

Consumer Staples - 10.1%
CVS Caremark Corp.	139,120	9,956,817
Wal-Mart Stores, Inc.	79,650	6,267,659
Bunge Ltd.	69,650	5,718,962
Mondelez International, Inc. — Class A	136,300	4,811,390
Kraft Foods Group, Inc.	35,743	1,927,263
Total Consumer Staples		28,682,091

Information Technology - 8.5%
Computer Sciences Corp.	145,020	8,103,717
TE Connectivity Ltd.	122,760	6,765,304
Cisco Systems, Inc.	268,290	6,023,111
Global Payments, Inc.	24,466	1,590,045
NetApp, Inc.	37,400	1,538,636
Total Information Technology		24,020,813

Health Care - 6.6%
Aetna, Inc.	115,830	7,944,780
UnitedHealth Group, Inc.	49,170	3,702,501
Teva Pharmaceutical Industries Ltd. ADR	73,390	2,941,471
Pfizer, Inc.	65,290	1,999,833
Covidien plc	29,000	1,974,900
Mallinckrodt plc*	3,923	205,016
Total Health Care		18,768,501

Consumer Discretionary - 6.1%
Time Warner, Inc.	120,653	8,411,927
Lowe’s Companies, Inc.	95,520	4,733,016
DeVry Education Group, Inc.	73,500	2,609,250
Kohl’s Corp.	25,860	1,467,555
Total Consumer Discretionary		17,221,748

Materials - 4.7%
Dow Chemical Co.	205,350	9,117,540
Coeur Mining, Inc.*	284,400	3,085,740
Potash Corporation of Saskatchewan, Inc.	36,620	1,206,995
Total Materials		13,410,275

Utilities - 2.4%
Edison International	149,030	6,900,089

TELECOMMUNICATION SERVICES - 0.7%
Windstream Holdings, Inc.	232,532	1,855,605
Total Common Stocks
(Cost $190,451,542)		272,769,637

EXCHANGE TRADED FUNDS† - 0.8%
iShares Russell 1000 Value ETF	24,930	2,347,409
Total Exchange Traded Funds
(Cost $2,044,469)		2,347,409

SHORT TERM INVESTMENTS† - 2.9%
Dreyfus Treasury Prime Cash
Management Fund	8,217,629	8,217,629
Total Short Term Investments
(Cost $8,217,629)		8,217,629
Total Investments - 99.9%
(Cost $200,713,640)		$283,334,675
Other Assets & Liabilities, net - 0.1%		192,336
Total Net Assets - 100.0%		$283,527,011

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

ADR — American Depositary Receipt

plc — Public Limited Company

20 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series B (Large Cap Value Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $200,713,640)	$283,334,675
Prepaid expenses	7,655
Receivables:
Dividends	571,442
Fund shares sold	21,109
Foreign taxes reclaim	6,969
Total assets	283,941,850
Liabilities:
Overdraft due to custodian bank	2
Payable for:
Fund shares redeemed	180,004
Management fees	153,462
Fund accounting/administration fees	22,429
Transfer agent/maintenance fees	4,233
Directors’ fees*	901
Miscellaneous	53,808
Total liabilities	414,839
Net assets	$283,527,011
Net assets consist of:
Paid in capital	$216,091,843
Undistributed net investment income	2,829,968
Accumulated net realized loss on investments	(18,015,835)
Net unrealized appreciation on investments	82,621,035
Net assets	$283,527,011
Capital shares outstanding	7,496,812
Net asset value per share	$37.82

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $17,515)	$5,067,657
Interest	861
Total investment income	5,068,518

Expenses:
Management fees	1,756,103
Transfer agent/maintenance fees	25,626
Fund accounting/administration fees	256,658
Directors’ fees*	26,394
Custodian fees	7,783
Tax expense	8
Miscellaneous	165,978
Total expenses	2,238,550
Net investment income	2,829,968

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	31,731,371
Net realized gain	31,731,371
Net change in unrealized appreciation (depreciation) on:
Investments	39,490,698
Net change in unrealized appreciation (depreciation)	39,490,698
Net realized and unrealized gain	71,222,069
Net increase in net assets resulting from operations	$74,052,037

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 21

Series B (Large Cap Value Series)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,829,968	$3,229,551
Net realized gain on investments	31,731,371	10,161,128
Net change in unrealized appreciation (depreciation) on investments	39,490,698	23,246,913
Net increase in net assets resulting from operations	74,052,037	36,637,592

Capital share transactions:
Proceeds from sale of shares	21,372,678	14,915,262
Cost of shares redeemed	(58,004,399)	(54,897,141)
Net decrease from capital share transactions	(36,631,721)	(39,981,879)
Net increase (decrease) in net assets	37,420,316	(3,344,287)

Net assets:
Beginning of year	246,106,695	249,450,982
End of year	$283,527,011	$246,106,695
Undistributed net investment income at end of year	$2,829,968	$3,229,551

Capital share activity:
Shares sold	651,050	550,498
Shares redeemed	(1,740,993)	(2,025,731)
Net decrease in shares	(1,089,943)	(1,475,233)

22 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series B (Large Cap Value Series)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.66	$24.79	$25.79	$22.20	$17.55
Income (loss) from investment operations:
Net investment income[a]	.35	.35	.26	.19	.19
Net gain (loss) on investments (realized and unrealized)	8.81	3.52	(1.26)	3.40	4.46
Total from investment operations	9.16	3.87	(1.00)	3.59	4.65
Net asset value, end of period	$37.82	$28.66	$24.79	$25.79	$22.20

Total Return[b]	31.96%	15.61%	(3.88%)	16.17%	26.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$283,527	$246,107	$249,451	$298,181	$280,473
Ratios to average net assets:
Net investment income	1.05%	1.28%	1.00%	0.81%	1.03%
Total expenses[c]	0.83%	0.83%	0.80%	0.80%	0.81%
Portfolio turnover rate	26%	17%	19%	17%	16%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 23

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series C (Money Market Series) is managed by a team of seasoned professionals led by Steve McFeely, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series C (Money Market Series) returned -0.52%. The Federal Reserve Board continues to hold rates near 0%, making it a challenge to maintain a positive yield. The Fed has signaled that it will continue to keep rates low for the near future.

Composition of Portfolio Assets

At December 31, 2013, the Money Market Series’ assets were concentrated in commercial paper and the Dreyfus Treasury Prime Cash Management Fund.

Market Review

The Federal Reserve has begun tapering to its quantitative easing program. However, the Fed continues to state its intentions to keep rates low for the near future. As a result, the investment environment for money market funds will continue to be challenging, as yields continue to be depressed. Because of the historically low yields, returns in the Money Market Series turned negative after the application of management fees.

The Money Market Series focused on high quality issuers and shorter maturities due to the relatively flat yield curve, which provided no incentive to increase the Fund’s duration. In addition, we invested in asset-backed commercial paper of large, well-diversified programs that offer multiple layers of protection.

Outlook

Our philosophy in managing the Money Market Series is to take a conservative approach that doesn’t add risk to the portfolio by reaching for marginal gains in yield. With the yield environment likely to remain low in the short term, we will continue to manage the Money Market Series conservatively with expectations of low returns. As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

24 | The Guggenheim Funds annual REPORT

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES C (MONEY MARKET SERIES)

OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: May 1, 1979

The Fund invests principally in money market instruments such as commercial paper.

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series C (Money Market Series)	-0.52%	-0.47%	1.21%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

the GUGGENHEIM FUNDS annual report | 25

Schedule of Investments	December 31, 2013
Series C (Money Market Series)

	Shares	Value

SHORT TERM INVESTMENTS† - 37.6%
Dreyfus Treasury Prime Cash
Management Fund	28,695,559	$28,695,559
Total Short Term Investments
(Cost $28,695,559)		28,695,559

	Face
	Amount
ASSET BACKED SECURITIES†† - 0.2%
Small Business Administration Pools
#503303, 0.75% due 04/25/21[1]	$71,383	71,285
#503295, 0.75% due 04/25/21[1]	44,956	44,894
#502353, 1.00% due 09/25/18[1]	17,575	17,627
Total Asset Backed Securities
(Cost $133,934)		133,806

COMMERCIAL PAPER†† - 62.3%
Prudential plc
0.25% due 01/02/14[2]	2,000,000	1,999,990
0.20% due 03/07/14[2]	1,900,000	1,899,387
Total Prudential plc		3,899,377
Societe Generale North America, Inc.
0.20% due 01/31/14	3,400,000	3,399,615
0.40% due 01/31/14	400,000	399,955
Total Societe Generale North America, Inc.		3,799,570
Coca-Cola Co.
0.11% due 03/31/14[2]	2,000,000	1,999,450
0.09% due 03/06/14[2]	1,700,000	1,699,715
Total Coca-Cola Co.		3,699,165
ING US Funding LLC
0.33% due 03/12/14	3,000,000	2,998,929
0.23% due 04/11/14	700,000	699,578
Total ING US Funding LLC		3,698,507
Jupiter Securitization Company LLC
0.15% due 03/19/14[2]	3,000,000	2,998,895
0.26% due 01/03/14[2]	600,000	599,997
Total Jupiter Securitization Company LLC		3,598,892
Sheffield Receivables Corp.
0.18% due 01/23/14[2]	2,000,000	1,999,844
0.18% due 02/20/14[2]	1,500,000	1,499,673
Total Sheffield Receivables Corp.		3,499,517
Toyota Motor Credit Corp.
0.14% due 01/09/14	3,300,000	3,299,942
General RE Corp.
0.08% due 02/12/14	3,000,000	2,999,609
AstraZeneca plc
0.09% due 02/18/14[2]	3,000,000	2,999,518
American Honda Finance Corp.
0.11% due 03/05/14	3,000,000	2,999,387
General Electric Capital Corp.
0.15% due 06/18/14	2,000,000	1,998,592
0.14% due 01/14/14	1,000,000	999,984
Total General Electric Capital Corp.		2,998,576
BNP Paribas Finance, Inc.
0.26% due 04/21/14	3,000,000	2,997,891
Barton Capital LLC
0.18% due 03/13/14[2]	2,000,000	1,999,496
0.18% due 02/03/14[2]	900,000	899,852
Total Barton Capital LLC		2,899,348
Wal-Mart Stores, Inc.
0.06% due 01/06/14[2]	2,000,000	1,999,983
Abbott Laboratories
0.09% due 03/17/14[2]	1,600,000	1,599,760
Westpac Banking Corp.
0.12% due 01/23/14[2]	550,000	549,976
Total Commercial Paper
(Cost $47,537,219)		47,539,018
Total Investments - 100.1%
(Cost $76,366,712)		$76,368,383
Other Assets & Liabilities, Net - (0.1)%		(64,172)
Total Net Assets - 100.0%		$76,304,211

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $24,745,536 (cost $24,745,086), or 32.4% of total net assets.
plc — Public Limited Company

26 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series C (Money Market Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $76,366,712)	$76,368,383
Prepaid expenses	2,491
Receivables:
Fund shares sold	26,386
Investment advisor	14,174
Interest	175
Total assets	76,411,609
Liabilities:
Payable for:
Fund shares redeemed	37,123
Management fees	32,058
Transfer agent/maintenance fees	9,945
Fund accounting/administration fees	6,091
Directors’ fees*	169
Miscellaneous	22,012
Total liabilities	107,398
Net assets	$76,304,211
Net assets consist of:
Paid in capital	$76,302,540
Undistributed net investment income	—
Accumulated net realized gain on investments	—
Net unrealized appreciation on investments	1,671
Net assets	$76,304,211
Capital shares outstanding	5,741,444
Net asset value per share	$13.29

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Interest	$107,400
Total investment income	107,400

Expenses:
Management fees	394,055
Transfer agent/maintenance fees	29,078
Fund accounting/administration fees	74,870
Directors’ fees*	4,691
Proxy expense	4,616
Custodian fees	2,177
Tax expense	2
Miscellaneous	47,156
Total expenses	556,645
Less:
Expenses waived by Advisor	(54,066)
Net expenses	502,579
Net investment loss	(395,179)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,246
Net realized gain	1,246
Net change in unrealized appreciation (depreciation) on:
Investments	(1,813)
Net change in unrealized appreciation (depreciation)	(1,813)
Net realized and unrealized loss	(567)
Net decrease in net assets resulting from operations	$(395,746)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 27

Series C (Money Market Series)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(395,179)	$(465,869)
Net realized gain on investments	1,246	—
Net change in unrealized appreciation (depreciation) on investments	(1,813)	2,224
Net decrease in net assets resulting from operations	(395,746)	(463,645)

Capital share transactions:
Proceeds from sale of shares	99,294,222	77,832,972
Cost of shares redeemed	(95,965,272)	(112,615,282)
Net increase (decrease) from capital share transactions	3,328,950	(34,782,310)
Net increase (decrease) in net assets	2,933,204	(35,245,955)

Net assets:
Beginning of year	73,371,007	108,616,962
End of year	$76,304,211	$73,371,007
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	7,454,058	5,809,813
Shares redeemed	(7,205,162)	(8,405,645)
Net increase (decrease) in shares	248,896	(2,595,832)

28 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series C (Money Market Series)

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.36	$13.43	$13.50	$13.56	$13.61
Income (loss) from investment operations:
Net investment loss[a]	(.07)	(.07)	(.08)	(.06)	(.03)
Net gain (loss) on investments (realized and unrealized)	(—)[c]	(—)[c]	.01	(—)[c]	(.02)
Total from investment operations	(.07)	(.07)	(.07)	(.06)	(.05)
Net asset value, end of period	$13.29	$13.36	$13.43	$13.50	$13.56

Total Return[b]	(0.52%)	(0.52%)	(0.52%)	(0.44%)	(0.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,304	$73,371	$108,617	$106,191	$153,262
Ratios to average net assets:
Net investment loss	(0.50%)	(0.53%)	(0.57%)	(0.46%)	(0.23%)
Total expenses	0.71%	0.71%	0.70%	0.70%	0.67%
Net expenses[d]	0.64%	0.71%	0.70%	0.70%	0.67%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Less than $0.01 per share.
[d]	Net expense information reflects the expense ratios after expense waivers and includes extraordinary expenses. Excluding extraordinary expenses, the operating expense ratio for the year ended would be:

12/31/13
0.63%

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 29

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series D (World Equity Income Series, formerly, MSCI EAFE Equal Weight Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Nardin Baker, CFA, Managing Director and Portfolio Manager; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred in the fiscal year ended December 31, 2013.

For the one-year period ended December 31, 2013, the Series D (World Equity Income Series, formerly, MSCI EAFE Equal Weight Series) returned 19.28%, compared with the 26.68% return of its benchmark, the MSCI World Index. However, the Fund was managed for the first seven and a half months of the period to the MSCI Equal Weighted Index, the prior benchmark, which returned 23.10% for the period. A blended benchmark return for the year was 23.17%.

Several changes, approved by the Fund’s Board of Directors, occurred on August 15, 2013: a new Fund name, new investment objective, new principal investment strategies and new portfolio management team. The changes were designed to provide an actively managed, differentiated strategy that seeks to provide lower downside risk with the opportunity to outperform the strategy’s capitalization-weighted benchmark over time while delivering attractive income.

The portfolio is constructed to take advantage of empirical evidence that supports the outperformance of low-volatility stocks relative to their high-volatility counterparts. This inefficiency is referred to as the “minimum volatility effect,” and Portfolio Manager Nardin Baker was among the first people to demonstrate its existence in a 1991 research paper.

The portfolio also seeks exposure to higher-yielding equity securities throughout the world. Over the past 20 years dividends paid to shareholders have comprised a significant portion of investor’s overall equity return. The characteristics of companies that have paid a consistent dividend are analogous to that seen in a typical low-volatility stock. As such, a yield tilt provides a powerful complement to the “minimum volatility effect.”

Prior to these changes, the Fund’s name was the MSCI EAFE Equal Weight Fund, which sought performance that corresponded, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index, the Fund’s benchmark between May 2, 2011 and August 15, 2013.

Fund performance for the 12 months can be broken down into the period during which the Fund was being managed according to the legacy strategy and the period during which it was being managed according to the new strategy.

For the period beginning January 1, 2013, and ending August 14, 2013, the Fund performed in line with its benchmark. For the period beginning August 15, 2013, and ending December 31, 2013, the Fund underperformed its benchmark.

Beginning with the changes to the Fund’s investment objective and investment strategies, the new management team repositioned the portfolio to align with the new investment philosophy and process. This included purchasing stocks that have historically demonstrated low volatility and appear likely to continue doing so. To make these purchases, the Fund liquidated those holdings in the MSCI EAFE Equal Weight portfolio that did not meet the team’s minimum-volatility standards.

Over the last few months of 2013, the MSCI World Index delivered strong returns. A fair portion of this return was realized after a December announcement by the U.S. Federal Reserve to reduce bond purchases by $10 billion per month, beginning in January 2014. The positive market reaction to a reduction of monetary stimulus bodes well and is suggestive of a market capable of standing on its own merits.

Against a backdrop of a strongly appreciating market, the portfolio underperformed relative to its benchmark. The portfolio’s two largest factor bets, low-volatility and higher equity yield, both experienced negative payouts during the quarter.

This was most pronounced in the Utilities sector, where company characteristics generally display both low-volatility and higher yields properties relative to the broad market. These attributes resulted in an overweight to Utilities within the portfolio. While Utilities as a whole gained

30 | The Guggenheim Funds annual REPORT

Manager’S Commentary (Unaudited) (concluded)	December 31, 2013

during the period, they did so at a substantially slower rate than that of the broad market. In total, the performance within the Utilities sector accounted for approximately one third of the Fund’s underperformance.

The continuing synchronous global expansion, combined with the strong market activity witnessed in the fourth quarter, provides substantial momentum as we head into 2014.

In Europe, the financial and sovereign debt crises have abated. Attractive relative valuation and improving macro conditions should set the stage for even higher returns. This will likely benefit European risk assets, which face reduced fiscal headwinds, supportive monetary policy and an uptick in economic growth. Opportunities for price appreciation aside, European markets offer an attractive dividend yield of 3.3%.

Japan’s currency devaluation program should continue to fuel export growth, although the consumer portion of the economy will face headwinds resulting from a hike in the consumption tax. Despite the strong gains posted during 2013, valuation of about 15.5x forward earnings looks reasonable and well below the average of more than 25x since 1996. While the “easy” money in Japan has likely been made, another year of solid performance appears likely.

One of the primary stories for investors to follow in 2014 will likely be the reduction of quantitative stimulus by the U.S. Federal Reserve Bank. Thus far, markets appear to have taken this policy change in stride.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

The Guggenheim Funds annual REPORT | 31

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Cumulative Fund Performance*,†

Effective August 15, 2013, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI World Index. 0% The Fund’s performance was previously compared to the MSCI EAFE Equal Weighted MSCI World Index from 12/31/03 to 04/28/11, and the MSCI EAFE Equal Weighted Index from 04/29/11 to 12/31/13.

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	19.28%	10.15%	5.58%
MSCI EAFE Equal Weighted Index	23.10%	14.29%	N/A
MSCI EAFE Equal Weighted Index-Blended	23.10%	13.06%	6.33%
MSCI World Index	26.68%	15.02%	6.98%

INVESTMENT CONCENTRATION

At December 31, 2013, the investment diversification of the series by country was as follows:

Country	% of Net Assets	Value
United States	46.2%	$89,521,710
Japan	9.9%	19,220,314
Australia	9.2%	17,755,989
Canada	7.1%	13,653,603
Britain	4.9%	9,468,230
Germany	4.7%	9,073,900
Hong Kong	4.2%	8,136,020
France	3.2%	6,214,448
Other	10.1%	19,662,088
Total Investments	99.5%	$192,706,303

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)

Lockheed Martin Corp.	3.2%
Deutsche Telekom AG	3.1%
Altria Group, Inc.	3.1%
General Mills, Inc.	2.4%
AstraZeneca plc	2.4%
Wal-Mart Stores, Inc.	2.3%
GDF Suez	2.2%
Canon, Inc.	2.2%
Kimberly-Clark Corp.	1.9%
Goldman Sachs Financial Square Funds - Treasury Instruments Fund	1.8%
Top Ten Total	24.6%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI EAFE Equal Weighted Index and MSCI World Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

Schedule of Investments	December 31, 2013
Series D (world equity income Series)

	Shares	Value

COMMON STOCKS† - 97.7%

CONSUMER STAPLES - 17.2%
Altria Group, Inc.	155,300	$5,961,967
General Mills, Inc.	94,700	4,726,477
Wal-Mart Stores, Inc.	57,800	4,548,282
Kimberly-Clark Corp.	34,900	3,645,654
Dr Pepper Snapple Group, Inc.	45,000	2,192,400
Campbell Soup Co.	45,300	1,960,584
Safeway, Inc.	50,300	1,638,271
Metcash Ltd.	543,500	1,533,652
Lawson, Inc.	18,300	1,367,786
Woolworths Ltd.	43,100	1,302,795
PepsiCo, Inc.	12,200	1,011,868
Lorillard, Inc.	19,500	988,260
Tyson Foods, Inc. — Class A	26,200	876,652
Hershey Co.	7,300	709,779
Costco Wholesale Corp.	4,400	523,644
Kellogg Co.	7,300	445,811
Total Consumer Staples		33,433,882

Telecommunication Services - 13.7%
Deutsche Telekom AG	349,100	5,970,024
Telstra Corporation Ltd.	746,300	3,498,750
Elisa Oyj	79,600	2,109,233
Belgacom S.A.	69,200	2,047,391
Frontier Communications Corp.	428,300	1,991,595
Bezeq The Israeli Telecommunication
Corporation Ltd.	1,082,500	1,834,772
NTT DOCOMO, Inc.	109,800	1,798,803
BCE, Inc.	39,600	1,714,851
Telecom Corporation of New Zealand Ltd.	882,700	1,673,417
Windstream Holdings, Inc.	198,900	1,587,222
BT Group plc	158,000	992,717
Telenor ASA	32,000	762,978
AT&T, Inc.	13,200	464,112
Total Telecommunication Services		26,445,865

Industrials - 12.7%
Lockheed Martin Corp.	41,100	6,109,927
Sumitomo Corp.	194,600	2,441,394
Bouygues S.A.	52,200	1,969,215
Hopewell Holdings Ltd.	528,000	1,787,405
Raytheon Co.	17,200	1,560,040
L-3 Communications Holdings, Inc.	14,500	1,549,470
Northrop Grumman Corp.	13,000	1,489,930
ALS Ltd.	187,600	1,475,873
ITOCHU Corp.	118,800	1,465,608
ANA Holdings, Inc.	723,900	1,443,744
Adecco S.A.	16,000	1,266,240
Mitsui & Company Ltd.	46,800	651,142
NWS Holdings Ltd.	335,900	512,020
Sojitz Corp.	258,800	459,619
AP Moeller - Maersk A/S — Class B	19	206,212
Auckland International Airport Ltd.	32,590	94,619
AP Moeller - Maersk A/S — Class A	8	82,474
TNT Express N.V.	89	826
Total Industrials		24,565,758

Consumer Discretionary - 12.3%
McDonald’s Corp.	30,000	2,910,900
Target Corp.	42,000	2,657,340
Darden Restaurants, Inc.	42,700	2,321,599
Shaw Communications, Inc. — Class B	87,400	2,126,891
Kohl’s Corp.	36,200	2,054,350
Sankyo Company Ltd.	39,900	1,837,837
Family Dollar Stores, Inc.	26,000	1,689,220
Gildan Activewear, Inc.	26,000	1,385,606
Singapore Press Holdings Ltd.	412,500	1,346,725
Magna International, Inc.	15,700	1,287,333
Garmin Ltd.	26,500	1,224,830
Li & Fung Ltd.	665,000	857,593
Tatts Group Ltd.	265,500	734,965
Sharp Corp.*	130,400	413,634
McDonald’s Holdings Company Japan Ltd.	15,000	382,782
TJX Companies, Inc.	4,800	305,904
ProSiebenSat.1 Media AG	4,989	247,099
Total Consumer Discretionary		23,784,608

Financials - 12.0%
Banco Santander S.A.	274,900	2,460,617
Hannover Rueck SE	24,900	2,136,977
ICAP plc	266,100	1,989,636
Bendigo and Adelaide Bank Ltd.	187,300	1,965,241
Insurance Australia Group Ltd.	370,500	1,925,535
Annaly Capital Management, Inc.	188,600	1,880,342
American Capital Agency Corp.	95,000	1,832,550
Stockland	513,200	1,654,375
CFS Retail Property Trust Group	926,400	1,609,008
Intact Financial Corp.	22,400	1,462,827
National Australia Bank Ltd.	39,700	1,234,764
T&D Holdings, Inc.	82,000	1,144,005
Progressive Corp.	26,400	719,928
RSA Insurance Group plc	466,000	704,962
Zurich Insurance Group AG	1,600	463,630
Total Financials		23,184,397

Utilities - 10.9%
GDF Suez	180,500	4,245,232
Consolidated Edison, Inc.	39,700	2,194,616
Entergy Corp.	34,400	2,176,487
CLP Holdings Ltd.	234,500	1,853,800
Southern Co.	44,900	1,845,839
Power Assets Holdings Ltd.	208,400	1,656,878
TransAlta Corp.	123,000	1,560,876
Pepco Holdings, Inc.	79,100	1,513,183
Cheung Kong Infrastructure Holdings Ltd.	232,600	1,468,325
National Grid plc	85,600	1,116,337
SP AusNet	738,500	821,032
E.ON SE	39,000	719,798
Total Utilities		21,172,403

Health Care - 9.8%
AstraZeneca plc	78,800	4,664,579
Cardinal Health, Inc.	49,800	3,327,138
WellPoint, Inc.	35,900	3,316,801
Bristol-Myers Squibb Co.	50,400	2,678,760

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 33

Schedule of Investments (concluded)	December 31, 2013
Series D (world equity income Series)

	Shares	Value

Eli Lilly & Co.	32,400	$1,652,400
UnitedHealth Group, Inc.	21,100	1,588,830
Coloplast A/S — Class B	20,000	1,324,156
Eisai Company Ltd.	9,900	383,138
Total Health Care		18,935,802

Information Technology - 4.3%
Canon, Inc.	133,500	4,221,996
Apple, Inc.	4,000	2,244,440
Intel Corp.	37,100	963,116
CGI Group, Inc. — Class A*	26,400	883,272
Total Information Technology		8,312,824

Energy - 4.1%
Seadrill Ltd.	67,700	2,763,967
Exxon Mobil Corp.	21,000	2,125,200
Canadian Oil Sands Ltd.	100,000	1,880,913
TonenGeneral Sekiyu K.K.	131,900	1,208,828
Total Energy		7,978,908

Materials - 0.7%
Agnico Eagle Mines Ltd.	51,200	1,351,034
Total Common Stocks
(Cost $181,309,123)		189,165,481

SHORT TERM INVESTMENTS† - 1.8%
Goldman Sachs Financial Square
Funds - Treasury Instruments Fund	3,540,822	3,540,822
Total Short Term Investments
(Cost $3,540,822)		3,540,822
Total Investments - 99.5%
(Cost $184,849,945)		$192,706,303
Other Assets & Liabilities, net - 0.5%		887,894
Total Net Assets - 100.0%		$193,594,197

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company

34 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series D (world equity income Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $184,849,945)	$192,706,303
Foreign currency, at value
(cost $18,588)	18,641
Cash	253,958
Prepaid expenses	5,026
Receivables:
Dividends	726,780
Foreign taxes reclaim	220,851
Fund shares sold	9,288
Total assets	193,940,847
Liabilities:
Payable for:
Management fees	113,354
Custodian fees	112,397
Fund shares redeemed	55,689
Fund accounting/administration fees	24,290
Transfer agent/maintenance fees	4,242
Directors’ fees*	2,599
Miscellaneous	34,079
Total liabilities	346,650
Net assets	$193,594,197
Net assets consist of:
Paid in capital	$243,793,398
Undistributed net investment income	5,045,200
Accumulated net realized loss on investments	(63,105,490)
Net unrealized appreciation on investments	7,861,089
Net assets	$193,594,197
Capital shares outstanding	16,137,956
Net asset value per share	$12.00

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $794,818)	$6,898,695
Interest	16
Total investment income	6,898,711

Expenses:
Management fees	1,324,566
Transfer agent/maintenance fees	25,588
Fund accounting/administration fees	283,836
Custodian fees	170,745
Directors’ fees*	16,904
Tax expense	5,213
Miscellaneous	333,380
Total expenses	2,160,232
Net investment income	4,738,479

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,811,402
Foreign currency	(142,405)
Net realized gain	20,668,997
Net change in unrealized appreciation (depreciation) on:
Investments	7,863,699
Foreign currency	7,600
Net change in unrealized appreciation (depreciation)	7,871,299
Net realized and unrealized gain	28,540,296
Net increase in net assets resulting from operations	$33,278,775

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 35

Series D (world equity income Series)

STATEMENTs OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$4,738,479	$3,712,163
Net realized gain (loss) on investments	20,668,997	(14,531,759)
Net change in unrealized appreciation (depreciation) on investments	7,871,299	39,101,676
Net increase in net assets resulting from operations	33,278,775	28,282,080

Capital share transactions:
Proceeds from sale of shares	10,130,604	9,335,815
Cost of shares redeemed	(35,047,932)	(38,131,911)
Net decrease from capital share transactions	(24,917,328)	(28,796,096)
Net increase (decrease) in net assets	8,361,447	(514,016)

Net assets:
Beginning of year	185,232,750	185,746,766
End of year	$193,594,197	$185,232,750
Undistributed net investment income at end of year	$5,045,200	$8,169,335

Capital share activity:
Shares sold	918,433	1,002,338
Shares redeemed	(3,199,531)	(4,113,445)
Net decrease in shares	(2,281,098)	(3,111,107)

36 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series D (world equity income Series)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$10.06	$8.63	$10.25	$8.86	$7.40
Income (loss) from investment operations:
Net investment income[a]	.28	.19	.12	.04	.09
Net gain (loss) on investments (realized and unrealized)	1.66	1.24	(1.74)	1.35	1.37
Total from investment operations	1.94	1.43	(1.62)	1.39	1.46
Net asset value, end of period	$12.00	$10.06	$8.63	$10.25	$8.86

Total Return[b]	19.28%	16.57%	(15.80%)	15.69%	19.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,594	$185,233	$185,747	$269,645	$270,081
Ratios to average net assets:
Net investment income	2.50%	2.03%	1.23%	0.49%	1.12%
Total expenses[c]	1.14%	1.17%	1.21%	1.26%	1.27%
Portfolio turnover rate	150%	36%	171%	283%	317%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 37

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series E (Total Return Bond Series, formerly, U.S. Intermediate Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2013. On January 28, 2013, the Series name and benchmark changed to Total Return Bond Series and the Barclays U.S. Aggregate Bond Index.

For the one-year period ended December 31, 2013, the Series E (Total Return Bond Series, formerly, U.S. Intermediate Bond Series) returned 1.73%, compared with the -2.02% return of its benchmark, the Barclays U.S. Aggregate Bond Index. The previous benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, returned -0.87%.

Several changes approved by the Board of Directors took effect in January 2013. The Fund’s investment objective changed to: “seeks to provide total return, comprised of current income and capital appreciation.” The Fund’s name changed to Series E (Total Return Bond Series) and its benchmark changed to the Barclays U.S. Aggregate Index.

For the period, the Fund benefitted from positive performance in asset-backed securities (ABS)—primarily mezzanine collateralized loan obligations (CLOs) and commercial real estate collateralized debt obligations (CRE CDOs)—and high yield bonds and loans. While risk assets continued to outperform in 2013, the Fund was cautious to reduce risk to assets that were perceived as overvalued or overly sensitive to increases in interest rates. The Fund has been opportunistic by taking gains in lower yielding assets and redeploying proceeds into more attractive assets such as longer duration preferred debt. The Fund maintains a lower duration target; however, we will continue to look to opportunistically add fixed-rate assets during periods of interest rate volatility.

Detractors to performance for the period included higher duration assets such as fixed rate corporate bonds and preferred debt securities.

The Fund may seek certain exposures through derivative transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Derivative use contributed slightly positive performance to the Fund.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	1.73%	5.42%	3.00%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
Barclays U.S. Intermediate Government/Credit Bond Index	-0.87%	3.96%	4.09%

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	10.1%
Willis Engine Securitization Trust II — Class A	2.2%
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series — Class A2D	1.8%
Northwoods Capital VIII Ltd. — Class D	1.8%
Infinity Property & Casualty Corp.	1.6%
Prudential Financial, Inc.	1.6%
T2 Income Fund CLO Ltd. — Class C	1.5%
JPMorgan Chase & Co.	1.4%
Penske Truck Leasing Company Lp / PTL Finance Corp.	1.4%
Emerald Aviation Finance Ltd. — Class A	1.3%
Top Ten Total	24.7%

The chart above reflects percentages of the value of total investments.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: April 26, 1985

Portfolio Composition by Quality Rating**
Rating

Fixed Income Instruments
AAA	2.3%
AA	8.6%
A	21.1%
BBB	34.7%
BB	2.8%
B	10.7%
CCC	2.9%
NR	5.3%
Other Instruments
Short Term Investments	9.2%
Preferred Stocks	2.3%
Unit Investment Trusts	0.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index and Barclays U.S. Intermediate Government/Credit Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

the GUGGENHEIM FUNDS annual report | 39

Schedule of Investments	December 31, 2013
Series E (TOTAL RETURN Bond Series)

	Shares	Value

PREFERRED STOCKS†† - 2.6%
Aspen Insurance Holdings Ltd.
5.95%†,1,2	40,000	$906,800
Wells Fargo & Co.
5.85%†,1,2	15,000	353,550
Morgan Stanley
7.13%†,1,2	10,000	261,400
Woodbourne Capital Trust IV
0.00%*,1,2,4	300,000	158,760
Woodbourne Capital Trust III
0.00%*,1,2,4	300,000	158,760
Woodbourne Capital Trust I
0.00%*,1,2,4	300,000	157,350
Woodbourne Capital Trust II
0.00%*,1,2,4	300,000	151,320
AgriBank FCB
6.88%†,1,2	1,500	150,375
City National Corp.
6.75%[1,2]	4,000	105,120
Total Preferred Stocks
(Cost $3,080,796)		2,403,435

UNIT INVESTMENT TRUSTS† - 0.1%
Rescap Liquidating Trust	9,656	77,603
Total Unit Investment Trusts
(Cost $487,524)		77,603

SHORT TERM INVESTMENTS† - 10.1%
Dreyfus Treasury Prime Cash
Management Fund	9,509,291	9,509,291
Total Short Term Investments
(Cost $9,509,291)		9,509,291

	Face
	Amount
ASSET BACKED SECURITIES†† - 42.8%
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4]	$2,138,156	2,118,271
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.50% due 11/25/35[1]	1,833,234	1,718,055
Northwoods Capital VIII Ltd.
2007-8A, 2.24% due 07/28/22[1,4]	1,750,000	1,666,349
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	1,236,979	1,247,865
2013-1, 6.35% due 10/15/38[4]	247,396	248,930
T2 Income Fund CLO Ltd.
2007-1A, 1.74% due 07/15/19[1,4]	1,450,000	1,383,444
MCF CLO LLC
3.79% due 04/20/23	750,000	734,250
3.21% due 01/20/24	500,000	479,000
CKE Restaurant Holdings, Inc.
2013-1A, 4.47% due 03/20/43[4]	1,137,063	1,135,771
Garanti Diversified Payment
Rights Finance Co.
2007-A, 0.43% due 07/09/17	1,200,000	1,133,040
Grayson CLO Ltd.
2006-1A, 0.65% due 11/01/21[1,4]	1,250,000	1,132,250
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,4]	1,090,547	1,051,724
Telos CLO 2007-2 Ltd.
2007-2A, 2.44% due 04/15/22[1,4]	1,100,000	1,012,660
Great Lakes CLO 2012-1 Ltd.
2012-1A, 4.34% due 01/15/23[1,4]	1,000,000	1,004,500
Fraser Sullivan CLO VI Ltd.
2011-6A, 4.74% due 11/22/22†,1,4	1,000,000	1,000,591
ALM VII R-2 Ltd.
2013-7R2A, 2.86% due 04/24/24[1,4]	1,000,000	981,900
Telos CLO Ltd.
2013-3A, 3.24% due 01/17/24[1,4]	1,000,000	980,400
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.49% due 05/15/21[1,4]	1,000,000	941,600
RAIT CRE CDO I Ltd.
2006-1X, 0.50% due 11/20/46[1]	1,146,606	923,018
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[3]	991,638	901,498
Turbine Engines Securitization Ltd.
5.13% due 12/13/48[4]	900,000	880,020
Drug Royalty II Limited Partnership 1
2012-1, 4.24% due 01/15/25[1,4]	787,073	800,532
Rockwall CDO II Ltd.
2007-1A, 0.79% due 08/01/24[1,4]	900,000	772,560
CGRBS_13-VNO5
3.70% due 03/15/35	900,000	771,100
ARES XII CLO Ltd.
2007-12A, 3.49% due 11/25/20[1,4]	750,000	735,675
Acis CLO 2013-2 Ltd.
3.47% due 10/14/22[1,4]	750,000	733,950
ICE EM CLO
2007-1A, 1.00% due 08/15/22[1,4]	750,000	709,575
Newcastle Cdo Viii 1 Ltd.
2006-8A, 0.44% due 11/25/52[1,4]	733,227	694,073
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.69% due 10/20/25[1,4]	600,000	589,020
Black Diamond CLO 2012-1 Ltd.
2013-1A, 3.49% due 02/01/23[1,4]	550,000	549,945
Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-2 Ltd.
2007-2A, 3.99% due 10/29/21[1,4]	550,000	544,665
Avis Budget Rental Car Funding AESOP LLC
2013-2A, 4.00% due 05/21/18[4]	500,000	525,000
Structured Asset Securities Corporation
Mortgage Loan Trust
2006-OPT1, 0.42% due 04/25/36[1]	600,000	511,835
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.52% due 08/15/56[1,4]	617,281	508,763

40 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (continued)	December 31, 2013
Series E (TOTAL RETURN Bond Series)

	Face
	Amount	Value

Galaxy X CLO Ltd.
2008-10A, 4.69% due 01/14/20[1,4]	$500,000	$504,050
Apidos CDO IX
2012-9A, 3.99% due 07/15/23[1,4]	500,000	502,400
Newstar Trust
2012-2A, 3.49% due 01/20/23[1,4]	500,000	501,150
Latitude CLO II Corp.
2006-2A, 1.04% due 12/15/18[1,4]	500,000	477,050
Wachovia Asset Securitization
Issuance II LLC Trust
2007-HE1, 0.30% due 07/25/37[1,4]	560,926	473,983
Golub Capital Partners Fundings Ltd.
2007-1A, 0.99% due 03/15/22[1,4]	500,000	452,900
Lehman XS Trust
2007-9, 0.28% due 06/25/37[1]	510,985	443,785
N-Star REL CDO VIII Ltd.
2006-8A, 0.53% due 02/01/41[1,4]	500,000	389,450
Acis CLO 2013-1 Ltd.
2013-1A, 3.22% due 04/18/24[1,4]	400,000	388,440
Eastland CLO Ltd.
2007-1A, 0.64% due 05/01/22[1,4]	400,000	355,360
Halcyon Loan Advisors Funding 2012-2 Ltd.
2012-2A, 4.75% due 12/20/24[1,4]	350,000	352,030
Cerberus Offshore Levered I, LP
2012-1A, 4.99% due 11/30/18[1,4]	350,000	349,405
Newstar Commercial Loan
Funding 2013-1 LLC
2013-1A, 4.95% due 09/20/23[1,4]	350,000	346,220
Northwoods Capital VII Ltd.
2006-7A, 1.79% due 10/22/21[1,4]	350,000	329,070
Salus CLO 2012-1 Ltd.
2013-1AN, 3.99% due 03/05/21[1,4]	300,000	299,970
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	300,000	299,100
Westwood CDO I Ltd.
2007-1A, 0.92% due 03/25/21[1,4]	300,000	275,820
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	300,000	267,026
TICC CLO 2012-1 LLC
2012-1A, 4.99% due 08/25/23[1,4]	250,000	251,175
Ivy Hill Middle Market Credit Fund Ltd.
2011-3A, 6.24% due 01/15/22[1,4]	250,000	251,075
Golub Capital Partners CLO Ltd.
2013-17A, 3.99% due 11/21/25[1,4]	250,000	249,250
Garrison Funding 2013-2 Ltd.
2013-2A, 3.73% due 09/25/23[1,4]	250,000	248,775
Carlyle Global Market
Strategies CLO 2012-3 Ltd.
2012-3A, 0.00% due 10/14/24[4,6]	250,000	238,900
STORE Master Funding LLC
2013-2A, 4.37% due 07/20/43[4]	99,394	99,354
2013-1A, 4.16% due 03/20/43[4]	98,850	98,567
GSAA Home Equity Trust
2007-7, 0.43% due 07/25/37[1]	227,178	192,881
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52[1]	175,716	171,604
New Century Home Equity Loan Trust Series
2005-1, 0.88% due 03/25/35[1]	183,476	159,323
Aircraft Certificate Owner Trust 2003
2003-1A, 6.46% due 09/20/22[3,4]	124,392	124,380
Credit-Based Asset Servicing and
Securitization LLC
2005-CB5, 0.42% due 08/25/35[1]	71,932	71,396
First Frankin Mortgage Loan Trust
2006-FF1, 0.50% due 01/25/36[1]	50,000	43,237
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,4]	29,658	29,249
Total Asset Backed Securities
(Cost $39,802,487)		40,358,204

CORPORATE BONDS†† - 37.1%
Financials - 20.9%
Infinity Property & Casualty Corp.
5.00% due 09/19/22[7]	1,500,000	1,501,381
Prudential Financial, Inc.
5.63% due 06/15/43[1,7]	1,500,000	1,470,000
JPMorgan Chase & Co.
5.15% due 12/31/49[1,2,7]	1,500,000	1,346,249
EPR Properties
5.25% due 07/15/23[7]	1,000,000	976,904
5.75% due 08/15/22	100,000	101,955
Susquehanna Bancshares, Inc.
5.38% due 08/15/22	1,100,000	1,056,633
First American Financial Corp.
4.30% due 02/01/23[7]	1,100,000	1,047,739
Amtrust Financial Services, Inc.
6.13% due 08/15/23[4]	1,000,000	1,005,000
PNC Financial Services Group, Inc.
4.85% due 05/29/49[1,2]	1,100,000	985,050
Hospitality Properties Trust
4.50% due 06/15/23	900,000	869,324
5.00% due 08/15/22	100,000	101,624
General Electric Capital Corp.
5.25% due 06/29/49[1,2]	750,000	705,000
7.13% due 12/15/49[1,2]	230,000	257,025
Macquarie Group Ltd.
6.25% due 01/14/21[4]	750,000	829,019
Leucadia National Corp.
5.50% due 10/18/23[7]	800,000	799,534
Fifth Third Bancorp
5.10% due 12/31/49[1,2]	870,000	769,950
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
6.00% due 08/01/20[4]	700,000	721,000

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 41

Schedule of Investments (continued)	December 31, 2013
Series E (TOTAL RETURN Bond Series)

	Face
	Amount	Value

Lancashire Holdings Ltd.
5.70% due 10/01/22[4]	$700,000	$706,846
Jones Lang LaSalle, Inc.
4.40% due 11/15/22	700,000	672,321
StanCorp Financial Group, Inc.
5.00% due 08/15/22[7]	600,000	589,440
Nuveen Investments, Inc.
9.13% due 10/15/17[4]	565,000	565,000
Credit Suisse AG
6.50% due 08/08/23[4]	500,000	531,875
Navigators Group, Inc.
5.75% due 10/15/23	500,000	525,688
National Rural Utilities Cooperative
Finance Corp.
4.75% due 04/30/43[1]	500,000	465,625
Bank of New York Mellon Corp.
4.50% due 12/31/49[1,2]	440,000	399,300
Allstate Corp.
5.75% due 08/15/53[1]	250,000	251,875
Credit Suisse Group AG
7.50% due 12/11/23[1,2,4]	100,000	105,625
Emigrant Bancorp, Inc.
6.25% due 06/15/14[4]	100,000	101,343
Prosight Global Inc.
7.50% due 11/20/20[3]	100,000	98,510
Total Financials		19,556,835

Consumer Discretionary - 5.9%
Sabre, Inc.
8.50% due 05/15/19[4,7]	1,000,000	1,110,000
US Airways 2013-1 Class A
Pass Through Trust
3.95% due 11/15/25	1,000,000	972,501
Hawaiian Airlines 2013-1 Class A
Pass Through Certificates
3.90% due 01/15/26	800,000	743,000
Northern Group Housing LLC
6.80% due 08/15/53[4]	600,000	598,236
GLP Capital Limited Partnership /
GLP Financing II, Inc.
4.88% due 11/01/20[4]	350,000	350,000
4.38% due 11/01/18[4]	150,000	153,375
Continental Airlines 2012-2 Class B
Pass Through Trust
5.50% due 10/29/20	400,000	412,000
AmeriGas Finance LLC /
AmeriGas Finance Corp.
7.00% due 05/20/22	320,000	347,200
GRD Holdings III Corp.
10.75% due 06/01/19[4]	250,000	272,500
International Game Technology
5.35% due 10/15/23	250,000	257,396
Stanadyne Corp.
10.00% due 08/15/14	180,000	174,600
Continental Airlines 2012-1 Class B
Pass Through Trust
6.25% due 04/11/20	118,665	124,005
Total Consumer Discretionary		5,514,813

Energy - 3.7%
Legacy Reserves Limited Partnership /
Legacy Reserves Finance Corp.
8.00% due 12/01/20[4,7]	1,100,000	1,144,000
BreitBurn Energy Partners Limited
Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	550,000	572,000
Midstates Petroleum Company
Incorporated / Midstates
Petroleum Co LLC
10.75% due 10/01/20	500,000	543,750
Eagle Rock Energy Partners
Limited Partnership /
Eagle Rock Energy Finance Corp.
8.38% due 06/01/19	415,000	452,350
SESI LLC
7.13% due 12/15/21	250,000	278,750
Hiland Partners Limited
Partnership / Hiland Partners
Finance Corp.
7.25% due 10/01/20[4]	250,000	268,125
Penn Virginia Resource Partners
Limited Partnership / Penn Virginia
Resource Finance Corporation II
8.38% due 06/01/20	126,000	138,915
Crestwood Midstream Partners
Limited Partnership / Crestwood
Midstream Finance Corp.
7.75% due 04/01/19	110,000	119,350
Total Energy		3,517,240

Materials - 2.9%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[4]	1,100,000	878,896
4.45% due 11/15/21[4]	500,000	415,922
AngloGold Ashanti Holdings plc
5.13% due 08/01/22	1,050,000	905,624
Barrick Gold Corp.
4.10% due 05/01/23	625,000	564,932
Total Materials		2,765,374

Industrials - 2.6%
Penske Truck Leasing Company Lp /
PTL Finance Corp.
4.88% due 07/11/22[4,7]	1,300,000	1,333,644
Chicago Bridge & Iron Co.
5.15% due 12/27/22	750,000	704,625
SBM Baleia Azul Sarl
5.50% due 09/15/27	477,550	452,813

42 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (continued)	December 31, 2013
Series E (TOTAL RETURN Bond Series)

	Face
	Amount	Value

RR Donnelley & Sons Co.
6.50% due 11/15/23	$3,000	$3,030
Total Industrials		2,494,112

Telecommunication Services - 0.6%
Avaya, Inc.
7.00% due 04/01/19[4]	600,000	588,000

Information Technology - 0.5%
First Data Corp.
8.75% due 01/15/22[4]	250,000	266,875
VeriSign, Inc.
4.63% due 05/01/23	200,000	191,000
Total Information Technology		457,875
Total Corporate Bonds
(Cost $35,917,837)		34,894,249

MORTGAGE BACKED SECURITIES†† - 6.4%
Fannie Mae[5]
2013-28, 3.00% due 04/25/43	916,613	718,048
2013-34, 3.00% due 04/25/43	351,761	303,784
2013-17, 2.50% due 03/25/43	271,374	237,702
1990-68, 6.95% due 07/25/20	1,090	1,199
1990-103, 7.50% due 09/25/20	292	320
VNDO 2012-6AVE Mortgage Trust
2012-6AVE, 3.34% due 11/15/30[1,4]	1,100,000	951,614
Madison Avenue Trust
2013-650M, 4.03% due 10/12/20[1,4]	875,000	850,870
BBCMS Trust
2013-TYSN, 3.71% due 09/05/32[4]	900,000	811,338
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.46% due 12/15/20[1,4]	487,429	475,066
2006-FL12, 0.40% due 12/15/20[1,4]	324,953	316,781
Freddie Mac[5]
2013-4180, 3.00% due 03/15/43	338,253	318,795
2013-4184, 3.00% due 03/15/43	383,842	315,781
2013-4224, 3.00% due 07/15/43	100,598	78,317
1990-188, 7.00% due 09/15/21	484	538
Ginnie Mae
2013-145, 2.75% due 09/16/44	349,119	327,578
#518436, 7.25% due 09/15/29	9,679	11,259
T2 Income Fund CLO Ltd.
2007-1X,1.74% due 07/15/19[1]	250,000	238,525
JP Morgan Mortgage Trust
2006-A3, 2.72% due 04/25/36[1]	76,765	66,823
Total Mortgage Backed Securities
(Cost $6,392,917)		6,024,338

SENIOR FLOATING RATE INTERESTS††,1 - 5.9%
Industrials - 2.2%
ServiceMaster Co.
4.25% due 01/31/17	990,000	979,852
Travelport Holdings Ltd.
6.25% due 06/26/19	497,500	509,525
AABS Ltd.
4.87% due 01/12/38	471,409	472,588
Emerald Expositions
5.50% due 06/12/20	99,500	99,749
Total Industrials		2,061,714

Consumer Discretionary - 1.7%
Landry’s, Inc.
4.00% due 04/24/18	673,659	678,078
Ollies Bargain Outlet
5.26% due 09/28/19	445,502	447,729
Neiman Marcus Group, Inc.
5.00% due 10/25/20	350,000	354,036
NES Global Talent
6.50% due 10/02/19	150,000	149,250
Total Consumer Discretionary		1,629,093

Financials - 1.1%
Digital Insight
4.75% due 10/16/19	500,000	500,000
Magic Newco, LLC
5.00% due 12/12/18	248,741	250,296
National Financial Partners
5.25% due 07/01/20	199,000	200,825
American Stock Transfer & Trust
5.75% due 06/26/20	99,500	99,873
Total Financials		1,050,994

Telecommunication Services - 0.5%
Asurion Corp.
4.50% due 05/24/19	470,250	469,897

Information Technology - 0.4%
Greenway Medical Technologies
6.00% due 11/04/20	350,000	348,250
Total Senior Floating Rate Interests
(Cost $5,499,721)		5,559,948

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 4.2%
Alternative Loan Trust
2003-18CB, 5.25% due 09/25/33	1,159,319	1,186,731
Boca Hotel Portfolio Trust
2013-BOCA, 3.22% due 08/15/26[1,4]	1,000,000	1,001,197
Hilton USA Trust
2013-HLT, 4.41% due 11/05/30[4]	800,000	800,653
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,4]	376,441	341,206
Nomura Resecuritization Trust
2012-1R, 0.61% due 08/27/47[1,4]	345,513	318,321
Credit Suisse Mortgage Capital Certificates
2006-TF2A, 0.57% due 10/15/21[1,4]	250,000	241,551
Spirit Master Funding LLC
2006-1A, 5.76% due 03/20/24[4]	82,968	84,901
Total Collateralized Mortgage Obligations
(Cost $3,966,222)		3,974,560

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 43

Schedule of Investments (concluded)	December 31, 2013
Series E (TOTAL RETURN Bond Series)

	Face
	Amount	Value

MUNICIPAL BONDS†† - 0.2%
CALIFORNIA - 0.1%
County of Sacramento California
Revenue Bonds
7.25% due 08/01/25	$100,000	$100,778

MICHIGAN - 0.1%
City of Detroit Michigan Sewage Disposal
System Revenue Revenue Bonds
5.50% due 07/01/22	100,000	99,065
Total Municipal Bonds
(Cost $197,825)		199,843
Total Investments - 109.4%
(Cost $104,854,620)		$103,001,471
Other Assets & Liabilities, net - (9.4)%		(8,878,421)
Total Net Assets - 100.0%		$94,123,050

centrally cleared INterest rate swap agreements††

							Unrealized
	Floating	Floating	Fixed	Maturity	Notional	Market	Appreciation/
Counterparty	Rate	Rate Index	Rate	Date	Amount	Value	(Depreciation)
Merrill Lynch	Pay	3-Month USD-LIBOR	1.97%	09/09/18	$4,650,000	$95,325	$95,325
Merrill Lynch	Pay	3-Month USD-LIBOR	1.70%	08/29/18	4,950,000	42,570	42,570
Merrill Lynch	Pay	3-Month USD-LIBOR	1.59%	09/26/18	8,750,000	4,375	4,375
Merrill Lynch	Pay	3-Month USD-LIBOR	3.89%	09/09/43	250,000	550	550
Merrill Lynch	Pay	3-Month USD-LIBOR	3.65%	09/26/43	400,000	(17,360)	(17,360)
Merrill Lynch	Pay	3-Month USD-LIBOR	3.68%	08/29/43	1,200,000	(41,760)	(41,760)
							$83,700

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Perpetual maturity.
[3]	Illiquid security.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $50,303,025 (cost $50,322,641), or 53.4% of total net assets.
[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Zero coupon rate security.
[7]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 14.

plc — Public Limited Company

REIT — Real Estate Investment Trust

44 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series E (TOTAL RETURN Bond Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $104,854,620)	$103,001,471
Segregated cash with broker	557,527
Cash	183,305
Unrealized appreciation on swap agreements	142,820
Prepaid expenses	8,188
Receivables:
Securities sold	1,222,425
Interest	699,182
Investment advisor	21,690
Dividends	21,675
Fund shares sold	2,067
Total assets	105,860,350
Liabilities:
Reverse Repurchase Agreements	10,824,468
Due to broker	207,472
Unrealized depreciation on swap agreements	59,120
Payable for:
Securities purchased	478,000
Management fees	60,290
Fund shares redeemed	40,763
Fund accounting/administration fees	7,637
Directors’ fees*	4,745
Transfer agent/maintenance fees	4,332
Miscellaneous	50,473
Total liabilities	11,737,300
Net assets	$94,123,050
Net assets consist of:
Paid in capital	$101,360,819
Undistributed net investment income	3,078,802
Accumulated net realized loss on investments	(8,547,122)
Net unrealized depreciation on investments	(1,769,449)
Net assets	$94,123,050
Capital shares outstanding	6,402,208
Net asset value per share	$14.70

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Interest	$4,747,774
Dividends	87,693
Total investment income	4,835,467

Expenses:
Management fees	795,345
Transfer agent/maintenance fees	25,550
Fund accounting/administration fees	100,742
Interest expense	41,992
Custodian fees	8,530
Line of credit fees	20,864
Proxy expense	5,225
Directors’ fees*	14,947
Tax expense	3
Miscellaneous	122,024
Total expenses	1,135,222
Less:
Expenses waived by Advisor	(208,040)
Net expenses	927,182
Net investment income	3,908,285

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,218,847
Swap agreements	(7,274)
Net realized gain	4,211,573
Net change in unrealized appreciation (depreciation) on:
Investments	(6,511,041)
Swap agreements	83,700
Net change in unrealized appreciation (depreciation)	(6,427,341)
Net realized and unrealized loss	(2,215,768)
Net increase in net assets resulting from operations	$1,692,517

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 45

Series E (TOTAL RETURN Bond Series)

STATEMENTs OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,908,285	$3,240,411
Net realized gain on investments	4,211,573	3,617,000
Net change in unrealized appreciation (depreciation) on investments	(6,427,341)	(279,472)
Net increase in net assets resulting from operations	1,692,517	6,577,939

Capital share transactions:
Proceeds from sale of shares	31,425,503	21,460,693
Cost of shares redeemed	(51,786,447)	(38,822,059)
Net decrease from capital share transactions	(20,360,944)	(17,361,366)
Net decrease in net assets	(18,668,427)	(10,783,427)

Net assets:
Beginning of year	112,791,477	123,574,904
End of year	$94,123,050	$112,791,477
Undistributed net investment income at end of year	$3,078,802	$2,472,337

Capital share activity:
Shares sold	2,168,510	1,532,362
Shares redeemed	(3,573,041)	(2,778,441)
Net decrease in shares	(1,404,531)	(1,246,079)

46 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.45	$13.65	$12.98	$12.24	$11.29
Income (loss) from investment operations:
Net investment income[a]	.54	.38	.34	.35	.37
Net gain (loss) on investments (realized and unrealized)	(.29)	.42	.33	.39	.58
Total from investment operations	.25	.80	.67	.74	.95
Net asset value, end of period	$14.70	$14.45	$13.65	$12.98	$12.24

Total Return[b]	1.73%	5.86%	5.16%	6.05%	8.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,123	$112,791	$123,575	$127,091	$130,569
Ratios to average net assets:
Net investment income	3.69%	2.75%	2.57%	2.72%	3.08%
Total expenses	1.07%	0.94%	0.92%	0.92%	0.92%
Net expenses[c]	0.87%	0.81%	0.81%	0.79%	0.77%
Portfolio turnover rate	109%	79%	49%	38%	76%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products. Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and may include extraordinary expenses. Excluding extraordinary expenses, the operating expense ratio for the year ended would be:

12/31/13
0.81%

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 47

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series F (Floating Rate Strategies Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Michael P. Damaso, Senior Managing Director and Portfolio Manager; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the abbreviated fiscal year ended December 31, 2013.

For the abbreviated fiscal year from the inception date of April 24, 2013, through December 31, 2013, the Series F (Floating Rate Strategies Series) returned 2.48%, compared with the 3.10% return of its benchmark, the Credit Suisse Leveraged Loan Index.

The Fund seeks to provide a high level of current income while maximizing total return. The Fund pursues its objective by normally investing at least 80% of its assets in floating rate securities, including senior secured syndicated bank loans and asset-backed securities (ABS).

Bank loans posted their fifth consecutive year of positive returns in 2013 amid rate volatility, reflected in 77 consecutive weeks of positive flows, totaling $65 billion over that period. Strong loan demand also stemmed from robust issuance in collateralized loan obligations (CLOs). Institutional bank loans set a new record with $578 billion of gross issuance, outpacing the previous record in 2007 by 26%. Refinancing represented 42% of primary market activity, limiting net new supply, which was positive for prices and spreads as investors were forced into the secondary markets. The current default rate for senior loans is 2.2%, well below the historical average of 3.4%.

Interest rate risk was the dominant focus of fixed income investors as positive economic momentum and dovish statements by the Federal Reserve (the “Fed”) led to rising interest rates. The yield on the 10-year Treasury note hit a two-year high of 3.0% to close 2013. The Fed’s decision to taper its bond purchases in December was largely driven by the strength of economic momentum as evidenced by a number of data releases in recent months. Risk markets responded positively as dovish Fed statements have continued to propel asset prices higher. While we believe that many risk assets are fully valued, credit assets have potential for continued spread compression in the near-term. It remains an optimal time to take prudent credit risk, though we are cautious with respect to aggressive pricing and weaker structures from issuers. While we still like bank loans as an asset class, technical factors, such as the potential for lower demand from the CLO origination market and mutual fund flows, suggest that market events over the next few months should be monitored carefully.

The Fund’s performance stemmed from good credit selection, portfolio trading decisions and tactical allocations to the ABS and high yield sectors. In connection with trading, the Fund put money to work opportunistically, as near-term catalysts drove seemingly out-of-favor assets to levels that were attractive for purchase. The Fund has consistently maintained a lower-duration target, but selectively added duration amid lower rates following the Fed’s decision to not taper in late September. The Fund also took gains in floating rate assets that were less sensitive to interest rate movements and had less upside with respect to spread duration, such as CLOs and shorter-maturity bank loans. We continue to exercise prudent credit research on deals in which we are willing to invest.

The ABS sector was a positive contributor to Fund returns, as CLOs and floating rate ABS saw minimal mark-to-market weakness while positive carry from coupon, spread tightening and gains from amortization of discount securities helped offset some of the mark-to-market weakness experienced from fixed rate ABS. The ABS market benefited from interest rate volatility that led to increased demand for floating rate securities, which maintained a positive technical bid for floating rate ABS and CLOs. Despite the negative effects of increased interest rate volatility and the subsequent impact on housing data, the non-Agency RMBS market also maintained positive performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

48 | The Guggenheim Funds annual REPORT

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Cumulative Fund Performance*,†

Annual Returns*

Period Ended December 31, 2013†

Since Inception
(04/24/13)
Series F (Floating Rate Strategies Series)	2.48%
Credit Suisse Leveraged Loan Index	3.10%

Ten Largest Holdings (% of Total Net Assets)
Federated U.S. Treasury Cash Reserve Fund	8.1%
Infor (US), Inc.	1.6%
AlixPartners, LLP	1.5%
Travelport Holdings Ltd.	1.3%
Harvard Drug	1.3%
Grocery Outlet, Inc.	1.3%
HUB International Ltd.	1.1%
Sears Holdings Corp.	1.1%
CHG Healthcare Services, Inc.	1.1%
Laureate Education, Inc.	1.1%
Top Ten Total	19.5%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: April 24, 2013

Portfolio Composition by Quality Rating**

Rating
Fixed Income Instruments
AA	1.0%
A	1.9%
BBB	6.1%
BB	17.9%
B	57.4%
CCC	6.8%
NR	0.5%
Other Instruments
Short Term Investments	7.9%
Preferred Stocks	0.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The CSFB Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

the GUGGENHEIM FUNDS annual report | 49

Schedule of Investments	December 31, 2013
Series F (FLOATING RATE STRATEGIES Series)

	Shares	Value

PREFERRED STOCKS† - 0.5%
Aspen Insurance Holdings Ltd.
5.95%[1,2]	10,000	$226,700
Total Preferred Stocks
(Cost $250,000)		226,700

SHORT TERM INVESTMENTS† - 8.1%
Federated U.S. Treasury Cash
Reserve Fund	3,733,293	3,733,293
Total Short Term Investments
(Cost $3,733,293)		3,733,293

	Face
	Amount
SENIOR FLOATING RATE INTERESTS††,1 - 77.6%
Consumer Discretionary - 19.1%
AlixPartners, LLP
5.00% due 07/10/20	$690,508	694,609
Sears Holdings Corp.
5.50% due 06/30/18	500,000	502,745
CHG Healthcare Services, Inc.
4.25% due 11/19/19	500,000	501,875
Laureate Education, Inc.
5.00% due 06/16/18	498,352	500,534
NES Global Talent
6.50% due 10/02/19	500,000	497,500
Steinway Musical Instruments, Inc.
9.25% due 09/18/20	200,000	206,500
4.75% due 09/19/19	199,500	201,122
Hudson’s Bay Co.
4.75% due 11/04/20	400,000	406,152
Rite Aid Corp.
4.88% due 06/21/21	400,000	405,332
Neiman Marcus Group, Inc.
5.00% due 10/25/20	400,000	404,612
Playa Resorts Holdings
4.75% due 08/09/19	399,000	402,491
Lions Gate Entertainment Corp.
5.00% due 07/18/20	400,000	401,000
Information Resources, Inc.
4.75% due 09/26/20	399,000	400,664
ValleyCrest Companies LLC
5.50% due 06/13/19	398,000	399,493
Smart & Final Stores LLC
4.75% due 11/15/19	396,995	396,002
Fleetpride Corp.
5.25% due 11/19/19	396,992	391,784
Guitar Center, Inc.
6.25% due 04/09/17	397,900	387,455
Totes Isotoner Corp.
7.25% due 07/07/17	362,332	363,014
Go Daddy Operating Company LLC
4.00% due 12/16/18	347,843	347,917
IntraWest Holdings S.à r.l.
7.75% due 12/10/18	300,000	288,066
Horseshoe Baltimore
8.25% due 07/02/20	250,000	257,970
Party City Holdings, Inc.
4.25% due 07/27/19	198,496	199,179
Arby’s
5.00% due 11/15/20	175,000	175,767
Ollies Bargain Outlet
5.26% due 09/28/19	149,247	149,993
Total Consumer Discretionary		8,881,776

Industrials - 12.3%
Travelport Holdings Ltd.
6.25% due 06/26/19	596,950	611,379
US Shipping Corp.
9.00% due 04/30/18	398,000	406,956
Doncasters Group Ltd.
9.50% due 10/09/20	400,000	405,000
US Infrastructure Corp.
4.75% due 07/10/20	398,000	399,743
Minimax Viking
4.50% due 08/14/20	398,000	399,660
Sabre, Inc.
4.50% due 02/19/19	399,000	399,499
Dematic S.A.
5.25% due 12/28/19	396,992	398,731
ServiceMaster Co.
4.25% due 01/31/17	396,992	392,923
Thermasys Corp.
5.26% due 05/03/19	397,500	390,874
Emerald Expositions
5.50% due 06/12/20	298,500	299,246
Power Borrower, LLC
4.25% due 05/06/20	233,195	229,696
NaNa Development Corp.
8.00% due 03/15/18	212,500	214,625
Filtration Group Corp.
4.50% due 11/20/20	200,000	201,876
Crosby Worldwide
4.00% due 11/23/20	200,000	200,062
syncreon
5.25% due 10/28/20	200,000	198,876
MRC Global, Inc.
5.00% due 11/08/19	179,550	181,794
Mast Global
8.25% due 09/12/19†††	150,000	148,500
Evergreen Tank Solutions, Inc.
9.50% due 09/28/18	136,201	135,520
Mitchell International, Inc.
8.50% due 10/11/21	100,000	101,313
Total Industrials		5,716,273

50 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (continued)	December 31, 2013
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face
	Amount	Value

FINANCIALS - 11.5%
Magic Newco, LLC
12.00% due 06/12/19	$250,000	$286,562
5.00% due 12/12/18	248,993	250,549
HUB International Ltd.
4.75% due 10/02/20	498,750	504,361
Cetera Financial Group, Inc.
6.50% due 08/07/19	397,500	401,972
National Financial Partners
5.25% due 07/01/20	398,000	401,650
Ceridian Corp.
4.41% due 05/09/17	400,000	401,124
Digital Insight
4.75% due 10/16/19	400,000	400,000
Nuveen Investments, Inc.
4.17% due 05/13/17	400,000	398,084
First Advantage Corp.
6.25% due 02/28/19	398,000	397,256
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	396,992	396,496
HDV Holdings
5.75% due 12/18/18	395,000	392,038
Fly Leasing Ltd.
4.50% due 08/08/19	300,000	301,800
American Stock Transfer & Trust
5.75% due 06/26/20	298,500	299,619
CNO Financial Group, Inc.
3.75% due 09/28/18	145,517	145,578
Knight/Getco
5.75% due 11/30/17	131,776	131,940
Santander Asset Management
4.25% due 12/17/20	100,000	100,125
Grosvenor Capital Management
Holdings, LLLP
3.75% due 11/25/20	100,000	99,875
Total Financials		5,309,029

Information Technology - 11.3%
Infor (US), Inc.
3.75% due 06/03/20	921,555	919,408
Active Network, Inc., The
5.50% due 11/13/20	450,000	451,687
Activision Blizzard
3.25% due 10/12/20	399,000	401,290
LANDesk Group, Inc.
5.25% due 08/09/19	398,000	399,493
Deltek, Inc.
5.00% due 10/10/18	397,990	398,985
EIG Investors Corp.
5.00% due 11/09/19	397,000	398,739
Greenway Medical Technologies
6.00% due 11/04/20	400,000	398,000
Aspect Software, Inc.
7.00% due 05/07/16	390,000	390,733
SumTotal Systems
6.28% due 11/16/18	375,317	369,687
ION Trading Technologies Ltd.
4.50% due 05/22/20	199,000	200,244
8.25% due 05/21/21	150,000	152,720
P2 Energy Solutions
5.00% due 10/30/20	260,000	260,975
Kronos, Inc.
4.50% due 10/30/19	249,289	251,315
CCC Information Services, Inc.
4.00% due 12/20/19	248,120	248,225
Total Information Technology		5,241,501

Telecommunication Services - 7.7%
Univision Communications, Inc.
4.50% due 03/01/20	496,250	498,423
Live Nation Worldwide, Inc.
3.50% due 08/14/20	399,000	400,165
Hemisphere Media Group, Inc.
6.25% due 07/30/20	398,000	399,493
Alcatel-Lucent, Inc.
5.75% due 01/30/19	397,367	398,757
Asurion Corp.
4.50% due 05/24/19	396,992	396,695
Expert Global Solutions
8.50% due 04/03/18	374,687	375,156
Mitel Networks Corp.
7.00% due 02/27/19	357,895	357,895
Zayo Group LLC
4.00% due 07/02/19	299,241	299,310
Avaya, Inc.
8.00% due 03/31/18	247,830	251,114
Cumulus Media, Inc.
4.25% due 12/18/20	200,000	201,000
Total Telecommunication Services		3,578,008

Consumer Staples - 5.7%
Grocery Outlet, Inc.
5.50% due 12/17/18	597,101	598,224
DS Waters of America, Inc.
5.25% due 08/30/20	400,000	405,500
CTI Foods Holding Co. LLC
4.50% due 06/28/20	299,250	298,876
8.25% due 06/28/21	100,000	100,500
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	398,000	398,000
Reddy Ice Holdings, Inc.
6.75% due 04/01/19	397,995	397,497
Performance Food Group
6.25% due 11/14/19	248,750	249,889
Dole Food Company, Inc.
4.50% due 11/01/18	200,000	200,666
Total Consumer Staples		2,649,152

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 51

Schedule of Investments (continued)	December 31, 2013
Series F (FLOATING RATE STRATEGIES Series)

	Face
	Amount	Value

MATERIALS - 3.6%
Chromaflo Technologies
4.50% due 12/02/19	$450,000	$449,721
CPG International, Inc.
4.75% due 09/30/20	399,000	399,998
Royal Adhesives and Sealants
5.50% due 07/31/18	396,734	399,709
Ennis-Flint
6.25% due 03/30/18	300,000	301,500
Oxbow Carbon
8.00% due 01/18/20	100,000	101,688
Total Materials		1,652,616
Energy - 3.1%
Rice Energy
8.50% due 10/25/18	397,995	404,960
Ocean Rig ASA
5.50% due 07/15/16	399,000	404,155
State Class Tankers
6.75% due 06/19/20	400,000	403,000
EquiPower Resources Holdings LLC
4.25% due 12/31/19	208,750	209,272
Total Energy		1,421,387

Health Care - 1.8%
Harvard Drug
5.00% due 08/16/20	597,000	601,107
Learning Care Group (US), Inc.
6.00% due 05/08/19	248,750	249,683
Total Health Care		850,790

Utilities - 1.5%
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	390,000	401,700
Linden Cogeneration Power
3.75% due 12/17/20	300,000	301,875
Total Utilities		703,575
Total Senior Floating Rate Interests
(Cost $35,736,761)		36,004,107

ASSET BACKED SECURITIES†† - 10.9%
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.52% due 08/15/56[1,4]	548,694	452,233
Northwoods Capital VII Ltd.
2006-7A, 3.74% due 10/22/21[1,4]	250,000	232,825
2006-7A, 1.79% due 10/22/21[1,4]	200,000	188,040
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[3]	450,745	409,772
Cedar Woods CRE CDO Ltd.
0.43% due 07/25/51	461,665	375,149
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	350,000	311,531
RAIT CRE CDO I Ltd.
2006-1X, 0.50% due 11/20/46[1]	352,867	284,058
Structured Asset Securities Corporation
Mortgage Loan Trust
2006-OPT1, 0.42% due 04/25/36[1]	300,000	255,918
Salus CLO 2012-1 Ltd.
2013-1AN, 4.99% due 03/05/21[1,4]	250,000	249,975
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	250,000	249,250
Garrison Funding 2013-2 Ltd.
2013-2A, 4.98% due 09/25/23[1,4]	250,000	248,750
Newstar Commercial Loan
Funding 2013-1 LLC
2013-1A, 4.95% due 09/20/23[1,4]	250,000	247,300
Acis CLO 2013-2 Ltd.
4.11% due 10/14/22[1,4]	250,000	238,750
Cerberus Onshore II CLO LLC
2014-1A, 4.24% due 10/15/23[1,4]	250,000	238,575
Jasper CLO Ltd.
2005-1A, 1.14% due 08/01/17[1,4]	250,000	232,558
GSAA Home Equity Trust
2007-7, 0.43% due 07/25/37[1]	189,315	160,735
Wachovia Asset Securitization
Issuance II LLC Trust
2007-HE1, 0.30% due 07/25/37[1,4]	158,865	134,241
Lehman XS Trust
2007-9, 0.28% due 06/25/37[1]	152,740	132,653
New Century Home Equity
Loan Trust Series
2004-4, 0.96% due 02/25/35[1]	102,164	92,623
Home Equity Asset Trust
2006-3, 0.47% due 07/25/36[1]	100,000	90,133
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,4]	92,277	88,992
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	73,215	71,502
Accredited Mortgage Loan Trust
2007-1, 0.29% due 02/25/37[1]	75,767	70,026
Total Asset Backed Securities
(Cost $5,053,533)		5,055,589

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.8%
Lehman XS Trust Series
2006-16N, 0.35% due 11/25/46[1]	293,484	233,717
2005-7N, 0.43% due 12/25/35[1]	249,423	228,813
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,4]	376,441	341,206
GreenPoint Mortgage Funding Trust
2006-AR1, 0.45% due 02/25/36[1]	262,813	208,911
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.46% due 12/15/20[1,4]	129,981	126,684
2006-FL12, 0.51% due 12/15/20[1,4]	64,998	62,705
Nomura Resecuritization Trust
2012-1R, 0.61% due 08/27/47[1,4]	191,952	176,845

52 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (concluded)	December 31, 2013
Series F (FLOATING RATE STRATEGIES Series)

	Face
	Amount	Value

IndyMac INDX Mortgage Loan Trust
2006-AR4, 0.37% due 05/25/46[1]	$186,885	$156,535
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.33% due 06/25/47[1]	164,538	132,876
Structured Asset Mortgage
Investments II Trust
2006-AR1, 0.39% due 02/25/36[1]	95,605	72,290
Total Collateralized Mortgage Obligations
(Cost $1,742,902)		1,740,582

CORPORATE BONDS†† - 0.5%
Financials - 0.5%
PNC Financial Services Group, Inc.
4.85% due 05/29/49[1,2]	250,000	223,875
Total Corporate Bonds
(Cost $250,000)		223,875
Total Investments - 101.4%
(Cost $46,766,489)		$46,984,146
Other Assets & Liabilities, net - (1.4)%		(641,631)
Total Net Assets - 100.0%		$46,342,515

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Perpetual maturity.
[3]	Illiquid security.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,259,679 (cost $3,244,656), or 7.0% of total net assets.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 53

Series F (FLOATING RATE STRATEGIES Series)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments, at value
(cost $46,766,489)	$46,984,146
Cash	172,072
Prepaid expenses	3,431
Receivables:
Securities sold	1,340,731
Interest	159,773
Fund shares sold	23,872
Investment advisor	22,634
Dividends	3,719
Total assets	48,710,378
Liabilities:
Unfunded loan commitments, at value (commitment fees received $79)	72
Payable for:
Securities purchased	2,314,526
Management fees	24,536
Distribution and service fees	9,437
Fund accounting/administration fees	3,586
Transfer agent/maintenance fees	2,125
Fund shares redeemed	214
Directors’ fees*	147
Miscellaneous	13,220
Total liabilities	2,367,863
Net assets	$46,342,515
Net assets consist of:
Paid in capital	$45,257,278
Undistributed net investment income	794,675
Accumulated net realized gain on investments	72,898
Net unrealized appreciation on investments	217,664
Net assets	$46,342,515
Capital shares outstanding	1,809,292
Net asset value per share	$25.61

STATEMENT OF
OPERATIONS

Period Ended December 31, 2013**

Investment Income:
Interest	$1,072,621
Dividends	9,876
Total investment income	1,082,497

Expenses:
Management fees	175,334
Transfer agent/maintenance fees	17,202
Distribution and service fees	67,436
Fund accounting/administration fees	25,627
Professional fees	26,927
Printing expenses	22,243
Custodian fees	665
Line of credit fees	6,713
Directors’ fees*	2,529
Proxy expense	1,017
Miscellaneous	22,135
Total expenses	367,828
Less:
Expenses waived by Advisor	(48,535)
Net expenses	319,293
Net investment income	763,204

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	85,624
Net realized gain	85,624
Net change in unrealized appreciation (depreciation) on:
Investments	217,664
Net change in unrealized appreciation (depreciation)	217,664
Net realized and unrealized gain	303,288
Net increase in net assets resulting from operations	$1,066,492

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: April 24, 2013.

54 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series F (FLOATING RATE STRATEGIES Series)

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31,
2013[a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$763,204
Net realized gain on investments	85,624
Net change in unrealized appreciation (depreciation) on investments	217,664
Net increase in net assets resulting from operations	1,066,492

Capital share transactions:
Proceeds from sale of shares	62,571,845
Cost of shares redeemed	(17,295,822)
Net increase from capital share transactions	45,276,023
Net increase in net assets	46,342,515

Net assets:
Beginning of period	—
End of period	$46,342,515
Undistributed net investment income at end of period	$794,675

Capital share activity:
Shares sold	2,495,635
Shares redeemed	(686,343)
Net increase in shares	1,809,292

[a]	Since commencement of operations: April 24, 2013.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 55

Series F (FLOATING RATE STRATEGIES Series)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
December 31,
2013[c]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income[a]	.49
Net gain on investments (realized and unrealized)	.12
Total from investment operations	.61
Net asset value, end of period	$25.61

Total Return[b]	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,343
Ratios to average net assets:
Net investment income	2.81%
Total expenses[d]	1.35%
Net expenses[d,e]	1.17%
Portfolio turnover rate	53%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[e]	Net expense information reflects the expense ratios after expense waivers and may include extraordinary expenses. Excluding extraordinary expenses, the operating expense ratio for the period would be:

12/31/13
1.15%

56 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series J (StylePlus–Mid Growth Series, formerly Mid Cap Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred during the fiscal year ended December 31, 2013.

For the 12-month period ended December 31, 2013, the Series J (StylePlus–Mid Growth Series, formerly, Mid Cap Growth Series) returned 30.52%, compared with the benchmark, the Russell Midcap® Growth Index, which returned 35.74%.

The Fund’s Board of Directors approved the following changes, which became effective on April 30, 2013: a new Fund name, new principal investment strategies and new portfolio management team.

The Fund’s investment objective is to seek long-term growth of capital in excess of that produced by the total return of the Russell Midcap Growth Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

The Fund’s underperformance for the 12 months came predominantly during the four months it was being managed according to the legacy strategy. Specifically, from January 1, 2013, through April 30, 2013, the Fund underperformed the benchmark by about four percentage points, largely due to poor stock selection in the Energy and Information Technology sectors, as well as poor stock selection and an underweight in the Consumer Staples sector. The Fund’s cash position was also a drag on performance.

For the time the Fund was being managed according to the new strategy, the eight months from April 30, 2013 through September 30, 2013, the Fund performed slightly better than the benchmark. During much of this period, the Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with swap agreements and futures contracts, and 52% allocated to fixed income investments (excluding short term). Beginning in December 2013, due to a more favorable outlook for active stock selection, the equity sleeve was increased to 25%, with 75% allocated to the passive equity position.

The equity sleeve was additive over the period, delivering the strongest returns during the months of May, June and December.

The fixed income allocation also contributed to performance over the eight months, after detracting from performance during the substantial debt selloff that began at the end of May and lasted in to June. The swap agreements also contributed to performance.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

The Guggenheim Funds annual REPORT | 57

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES J (STYLEPLUS–MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series J (StylePlus–Mid Growth Series)	30.52%	20.92%	5.64%
Russell Midcap Growth Index	35.74%	23.37%	9.77%

Ten Largest Holdings (% of Total Net Assets)

Dreyfus Treasury Prime Cash Management Fund	9.2%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	1.9%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	1.9%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	1.9%
Floating Rate Strategies Fund Institutional Class	1.7%
Macro Opportunities Fund Institutional Class	1.7%
New York City Water & Sewer System Revenue Bonds	1.4%
Duane Street CLO IV Ltd. — Class A1T	1.3%
U.S. Treasury Bill	1.3%
HIS Asset Securitization Corporation Trust 2007-WF1—Class 2A3	1.2%
Top Ten Total	23.5%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: October 1, 1992

Portfolio Composition by Quality Rating**
Rating

Fixed Income Instruments
AAA	8.9%
AA	3.7%
A	7.7%
BBB	21.8%
BB	2.8%
B	4.5%
CCC	5.0%
NR	2.1%
Other Instruments
Common Stock	25.1%
Short Term Investments	9.2%
Exchange Traded Funds	5.8%
Mutual Funds	3.4%
Total Investments	100.0%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

58 | the GUGGENHEIM FUNDS annual report

Schedule of Investments	December 31, 2013
Series J (STYLEPLUS–MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 25.1%

Health Care - 5.6%
DaVita HealthCare Partners, Inc.*	9,165	$580,786
Laboratory Corporation of
America Holdings*	5,903	539,357
Endo Health Solutions, Inc.*	7,526	507,705
CR Bard, Inc.	3,759	503,481
AmerisourceBergen Corp. — Class A	6,653	467,773
HCA Holdings, Inc.*	9,198	438,837
Aetna, Inc.	5,901	404,749
Quest Diagnostics, Inc.	7,265	388,968
Universal Health Services, Inc. — Class B	4,709	382,653
Cigna Corp.	4,235	370,478
Actavis plc*	2,013	338,184
St. Jude Medical, Inc.	5,424	336,017
Becton Dickinson and Co.	2,912	321,747
Pharmacyclics, Inc.*	2,753	291,212
Henry Schein, Inc.*	2,290	261,655
Zoetis, Inc.	7,673	250,830
Mylan, Inc.*	5,768	250,331
BioMarin Pharmaceutical, Inc.*	3,442	241,869
Cerner Corp.*	3,939	219,560
Alexion Pharmaceuticals, Inc.*	1,433	190,675
Hologic, Inc.*	8,478	189,483
Zimmer Holdings, Inc.	2,018	188,057
Catamaran Corp.*	3,216	152,696
Vertex Pharmaceuticals, Inc.*	1,819	135,152
Varian Medical Systems, Inc.*	1,732	134,559
Edwards Lifesciences Corp.*	1,941	127,640
Tenet Healthcare Corp.*	3,025	127,413
ResMed, Inc.	2,704	127,304
Waters Corp.*	1,252	125,200
Myriad Genetics, Inc.*	5,948	124,789
Mettler-Toledo International, Inc.*	504	122,265
Total Health Care		8,841,425

Industrials - 5.5%
Ingersoll-Rand plc	9,948	612,797
Delta Air Lines, Inc.	16,215	445,425
Fluor Corp.	5,379	431,880
Dover Corp.	4,400	424,776
Waste Management, Inc.	9,452	424,112
United Continental Holdings, Inc.*	10,962	414,692
Avis Budget Group, Inc.*	9,959	402,543
AECOM Technology Corp.*	13,564	399,189
Hertz Global Holdings, Inc.*	13,815	395,385
Cummins, Inc.	2,774	391,051
Stanley Black & Decker, Inc.	4,172	336,639
Waste Connections, Inc.	7,434	324,345
Masco Corp.	13,947	317,573
Southwest Airlines Co.	16,736	315,306
Alaska Air Group, Inc.	3,988	292,600
Nielsen Holdings N.V.	5,983	274,560
WW Grainger, Inc.	948	242,139
Iron Mountain, Inc.	7,635	231,722
Carlisle Companies, Inc.	2,877	228,434
MRC Global, Inc.*	6,251	201,657
RR Donnelley & Sons Co.	9,666	196,026
United Rentals, Inc.*	2,412	188,015
Rockwell Automation, Inc.	1,589	187,756
IHS, Inc. — Class A*	1,498	179,311
Colfax Corp.*	2,291	145,914
IDEX Corp.	1,899	140,241
Cintas Corp.	2,207	131,515
TransDigm Group, Inc.	806	129,782
Equifax, Inc.	1,845	127,471
Rockwell Collins, Inc.	1,714	126,699
Quanta Services, Inc.*	3,974	125,419
Total Industrials		8,784,974

Consumer Discretionary - 5.4%
Macy’s, Inc.	11,405	609,027
Best Buy Company, Inc.	10,909	435,051
Discovery Communications, Inc. —
Class A*	4,443	401,736
The Gap, Inc.	9,591	374,816
Coach, Inc.	6,363	357,155
Bed Bath & Beyond, Inc.*	4,429	355,649
Charter Communications, Inc. — Class A*	2,548	348,465
Whirlpool Corp.	2,111	331,131
DISH Network Corp. — Class A*	5,570	322,614
Genuine Parts Co.	3,791	315,373
Delphi Automotive plc	5,108	307,144
Liberty Interactive Corp. — Class A*	10,132	297,374
Harley-Davidson, Inc.	4,236	293,301
Omnicom Group, Inc.	3,856	286,770
Interpublic Group of Companies, Inc.	16,088	284,758
Nordstrom, Inc.	4,342	268,336
Expedia, Inc.	3,850	268,191
Wynn Resorts Ltd.	1,222	237,325
Dollar General Corp.*	3,934	237,299
VF Corp.	3,520	219,437
Mattel, Inc.	4,340	206,497
Netflix, Inc.*	552	203,230
O’Reilly Automotive, Inc.*	1,349	173,630
Service Corporation International	9,554	173,214
International Game Technology	9,482	172,193
Ross Stores, Inc.	2,058	154,206
Wyndham Worldwide Corp.	1,929	142,147
Marriott International, Inc. — Class A	2,696	133,075
Darden Restaurants, Inc.	2,339	127,171
Starwood Hotels & Resorts Worldwide, Inc.	1,584	125,849
L Brands, Inc.	2,030	125,556
AutoNation, Inc.*	2,410	119,753
Total Consumer Discretionary		8,407,473

Information Technology - 4.9%
Symantec Corp.	24,946	588,226
NetApp, Inc.	13,561	557,899
SanDisk Corp.	7,464	526,511
Vantiv, Inc. — Class A*	13,629	444,441
Western Union Co.	22,603	389,901
ARRIS Group, Inc.*	12,412	302,418
Intuit, Inc.	3,873	295,587

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 59

Schedule of Investments (continued)	December 31, 2013
Series J (STYLEPLUS–MID GROWTH SERIES)

	Shares	Value

Alliance Data Systems Corp.*	1,061	$278,969
LinkedIn Corp. — Class A*	1,184	256,727
Fidelity National Information Services, Inc.	4,713	252,994
Teradata Corp.*	5,364	244,008
Broadcom Corp. — Class A	7,816	231,743
Harris Corp.	3,155	220,251
FLIR Systems, Inc.	7,216	217,202
ON Semiconductor Corp.*	25,262	208,159
F5 Networks, Inc.*	2,273	206,525
Maxim Integrated Products, Inc.	7,333	204,664
DST Systems, Inc.	2,085	189,193
Motorola Solutions, Inc.	2,778	187,515
Rovi Corp.*	8,720	171,697
Skyworks Solutions, Inc.*	5,342	152,568
Applied Materials, Inc.	8,404	148,667
IAC/InterActiveCorp	2,132	146,447
Citrix Systems, Inc.*	2,207	139,593
Altera Corp.	4,167	135,553
j2 Global, Inc.	2,686	134,327
Booz Allen Hamilton Holding Corp.	7,005	134,146
Lam Research Corp.*	2,422	131,878
Atmel Corp.*	16,820	131,701
NeuStar, Inc. — Class A*	2,637	131,481
Equinix, Inc.*	729	129,361
Xilinx, Inc.	2,798	128,484
Take-Two Interactive Software, Inc.*	6,994	121,486
Total Information Technology		7,740,322

CONSUMER STAPLES - 1.8%
Lorillard, Inc.	8,460	428,753
Campbell Soup Co.	9,377	405,837
ConAgra Foods, Inc.	10,643	358,669
JM Smucker Co.	2,900	300,498
Whole Foods Market, Inc.	5,014	289,960
Kroger Co.	7,297	288,450
Coca-Cola Enterprises, Inc.	5,403	238,434
Hershey Co.	2,249	218,670
Dr Pepper Snapple Group, Inc.	3,873	188,693
Kellogg Co.	2,687	164,095
Total Consumer Staples		2,882,059

Energy - 1.6%
Baker Hughes, Inc.	7,748	428,155
Pioneer Natural Resources Co.	2,305	424,281
Noble Energy, Inc.	4,374	297,913
Equities Corp.	2,993	268,712
Cameron International Corp.*	3,776	224,785
Southwestern Energy Co.*	5,609	220,602
Seadrill Ltd.	4,671	191,885
Concho Resources, Inc.*	1,340	144,720
Kosmos Energy Ltd.*	12,134	135,658
SM Energy Co.	1,519	126,244
Total Energy		2,462,955

Telecommunication Services - 0.1%
Crown Castle International Corp.*	2,453	180,124
Financials - 0.1%
Progressive Corp.	6,436	175,510
Materials - 0.1%
Eastman Chemical Co.	2,147	173,263
Total Common Stocks
(Cost $36,577,380)		39,648,105

EXCHANGE TRADED FUNDS†,4 - 5.8%
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	112,800	3,047,856
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	112,900	3,023,462
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	113,100	3,016,377
Total Exchange Traded Funds
(Cost $9,070,288)		9,087,695

MUTUAL FUNDS†,5 - 3.4%
Floating Rate Strategies Fund
Institutional Class	102,024	2,729,155
Macro Opportunities Fund
Institutional Class	99,048	2,648,534
Total Mutual Funds
(Cost $5,510,691)		5,377,689

SHORT TERM INVESTMENTS† - 9.2%
Dreyfus Treasury Prime Cash
Management Fund	14,394,863	14,394,863
Total Short Term Investments
(Cost $14,394,863)		14,394,863

	Face
	Amount
ASSET BACKED SECURITIES†† - 24.1%
Duane Street CLO IV Ltd.
2007-4A, 0.47% due 11/14/21[1,2]	$2,040,422	2,000,022
HSI Asset Securitization
Corporation Trust
2007-WF1, 0.33% due 05/25/37[1]	2,039,930	1,873,799
JP Morgan Mortgage Acquisition Trust
2006-CH2, 0.26% due 10/25/36[1]	1,778,702	1,746,433
Garrison Funding 2013-2 Ltd.
2013-2A, 2.13% due 09/25/23[1,2]	1,570,000	1,563,720
JP Morgan Mortgage Acquisition Trust
2007-CH3, 0.31% due 03/25/37[1]	1,451,969	1,381,473
Argent Securities Incorporated
Asset-Backed Pass-Through
Certificates Series
2005-W3, 0.50% due 11/25/35[1]	1,466,587	1,374,444
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[1,2]	1,015,230	993,910
2006-1A, 1.06% due 02/01/22[1,2]	400,000	354,520
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[1,2]	1,243,573	1,219,323
Cornerstone CLO Ltd.
2007-1A, 0.46% due 07/15/21[1,2]	1,200,000	1,170,000
Goldman Sachs Asset
Management CLO plc
2007-1A, 2.99% due 08/01/22[1,2]	1,200,000	1,150,920

60 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (continued)	December 31, 2013
Series J (STYLEPLUS–MID GROWTH SERIES)

	Face
	Amount	Value

Salus CLO 2012-1 Ltd.
2013-1AN, 2.49% due 03/05/21[1,2]	$1,100,000	$1,100,000
Cerberus Onshore II CLO LLC
2014-1A, 2.94% due 10/15/23[1,2]	850,000	842,520
2014-1A, 2.24% due 10/15/23[1,2]	250,000	250,200
Halcyon Structured Asset Management
Long Secured/Short
Unsecured 2007-2 Ltd.
2007-2A, 3.99% due 10/29/21[1,2]	1,100,000	1,089,330
NewStar Commercial Loan Trust
2006-1A, 0.63% due 03/30/22[1,2]	600,000	585,540
2006-1A, 0.52% due 03/30/22[1,2]	497,697	490,232
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/41[1,2]	1,171,936	1,068,220
Aegis Asset Backed Securities Trust
2005-3, 0.63% due 08/25/35[1]	1,100,000	1,046,814
Lehman XS Trust
2007-9, 0.28% due 06/25/37[1]	1,199,705	1,041,929
Central Park CLO Ltd.
2011-1A, 3.44% due 07/23/22[1,2]	1,040,000	1,005,472
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	937,152	915,222
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.49% due 05/15/21[1,2]	950,000	894,520
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.31% due 01/25/37[1]	976,285	883,159
Black Diamond CLO 2005-1
Delaware Corp.
2005-1A, 2.15% due 06/20/17[1,2]	900,000	866,160
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,2]	864,049	833,289
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	900,000	801,079
FM Leveraged Capital Fund II
2006-2A, 1.84% due 11/15/20[1,2]	800,000	790,240
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.62% due 04/17/21[1,2]	850,000	787,525
Popular ABS Mortgage Pass-Through Trust
2005-A, 0.59% due 06/25/35[1]	826,507	787,284
Symphony CLO VII Ltd.
2011-7A, 3.44% due 07/28/21[1,2]	750,000	743,700
Global Leveraged Capital Credit
Opportunity Fund
2006-1A, 0.54% due 12/20/18[1,2]	702,822	694,810
TICC CLO LLC
2011-1A, 2.49% due 07/25/21[1,2]	650,000	647,010
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.63% due 04/29/19[1,2]	700,000	638,680
Northwoods Capital VII Ltd.
2006-7A, 1.79% due 10/22/21[1,2]	650,000	611,130
California Republic Auto Receivables Trust
2013-2, 1.23% due 03/15/19	600,000	599,549
Ares XVI CLO Ltd.
2011-16A, 3.54% due 05/17/21[1,2]	500,000	497,500
NewStar Commercial Loan Trust
2007-1A, 1.54% due 09/30/22[1,2]	500,000	459,200
Golub Capital Partners Fundings Ltd.
2007-1A, 0.49% due 03/15/22[1,2]	444,445	436,578
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	400,000	398,800
ACS 2007-1 Pass Through Trust
2007-1A, 0.48% due 06/14/37[1,2]	412,880	383,978
Accredited Mortgage Loan Trust
2007-1, 0.29% due 02/25/37[1]	318,219	294,110
Race Point IV CLO Ltd.
2007-4A, 0.99% due 08/01/21[1,2]	300,000	282,300
Riverside Park CLO Ltd.
2011-1A, 3.00% due 09/27/21[1,2]	250,000	250,000
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,2]	125,933	124,195
Total Asset Backed Securities
(Cost $38,047,595)		37,968,839

CORPORATE BONDS†† - 8.8%
Financials - 3.5%
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
8.00% due 01/15/18	810,000	842,400
7.75% due 01/15/16	420,000	428,400
Ford Motor Credit Company LLC
7.00% due 04/15/15	1,100,000	1,184,003
Citigroup, Inc.
1.20% due 07/25/16[1]	1,020,000	1,030,600
International Lease Finance Corp.
2.19% due 06/15/16[1]	730,000	733,650
6.50% due 08/01/18	450,000	457,875
Mack-Cali Realty, LP
5.13% due 02/15/14	450,000	451,984
WEA Finance LLC / WT Finance Aust Pty Ltd.
5.75% due 09/02/15[2]	310,000	334,374
Emigrant Bancorp, Inc.
6.25% due 06/15/14[2]	260,000	263,491
Total Financials		5,726,777

Materials - 1.9%
Glencore Funding LLC
1.40% due 05/27/16[1,2]	1,520,000	1,512,888
Rio Tinto Finance USA plc
1.08% due 06/17/16[1]	1,050,000	1,057,450
Anglo American Capital plc
9.38% due 04/08/14[2]	470,000	480,419
Total Materials		3,050,757

Telecommunication Services - 1.3%
Level 3 Financing, Inc.
3.85% due 01/15/18[1,2]	1,120,000	1,127,000
WPP Finance UK
8.00% due 09/15/14	800,000	839,809
Total Telecommunication Services		1,966,809

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 61

Schedule of Investments (continued)	December 31, 2013
Series J (STYLEPLUS–MID GROWTH SERIES)

	Face
	Amount	Value

Energy - 1.2%
Ras Laffan Liquefied Natural Gas
Company Limited III
5.83% due 09/30/16[2]	$1,276,990	$1,356,802
Petroleos Mexicanos
2.27% due 07/18/18[1]	450,000	463,500
Total Energy		1,820,302

Consumer Staples - 0.3%
Harbinger Group, Inc.
7.88% due 07/15/19[2]	400,000	429,500

Consumer Discretionary - 0.3%
Vail Resorts, Inc.
6.50% due 05/01/19	200,000	212,000
Sabre, Inc.
8.50% due 05/15/19[2]	170,000	188,700
Total Consumer Discretionary		400,700

Information Technology - 0.2%
iGATE Corp.
9.00% due 05/01/16	230,000	244,375

Industrials - 0.1%
Victor Technologies Group, Inc.
9.00% due 12/15/17	118,000	126,260
Total Corporate Bonds
(Cost $13,743,966)		13,765,480

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 5.0%
Boca Hotel Portfolio Trust
2013-BOCA, 3.22%
due 08/15/26[1,2]	1,250,000	1,251,498
Hilton USA Trust
2013-HLF, 2.92% due 11/05/30[1,2]	1,100,000	1,100,079
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,2]	1,054,033	955,376
Wachovia Bank Commercial Mortgage
Trust Series 2007-WHALE 8
2007-WHL8, 0.25% due 06/15/20[1,2]	938,585	929,103
COMM 2007-FL14 Mortgage Trust
2007-FL14, 0.92% due 06/15/22[1,2]	880,738	869,261
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/47[1,2]	716,800	739,448
HarborView Mortgage Loan Trust
2006-12, 0.36% due 01/19/38[1]	868,970	706,474
Banc of America Large Loan Trust
2007-BMB1, 1.27% due 08/15/29[1,2]	650,000	644,914
GCCFC Commercial Mortgage Trust
2006-FL4A C, 0.40% due 11/05/21	650,000	640,395
Total Collateralized Mortgage Obligations
(Cost $7,790,977)		7,836,548

SENIOR FLOATING RATE INTERESTS††,1 - 3.8%
Industrials - 1.1%
Travelport Holdings Ltd.
6.25% due 06/26/19	1,253,700	1,284,002
Thermasys Corp.
5.26% due 05/03/19	536,625	527,679
Total Industrials		1,811,681

Financials - 1.0%
National Financial Partners
5.25% due 07/01/20	1,024,850	1,034,248
Knight/Getco
5.75% due 11/30/17	386,542	387,025
First Data Corp.
4.16% due 03/23/18	100,000	100,069
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	99,248	99,124
Total Financials		1,620,466

Energy - 0.7%
Pacific Drilling
4.50% due 05/18/18	517,400	522,900
Ocean Rig ASA
5.50% due 07/15/16	498,750	505,194
Total Energy		1,028,094

Consumer Discretionary - 0.5%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	424,277	427,197
Go Daddy Operating Company LLC
4.00% due 12/16/18	166,939	166,974
Sears Holdings Corp.
5.50% due 06/30/18	160,000	160,878
Total Consumer Discretionary		755,049

Information Technology - 0.4%
Blue Coat Systems, Inc.
4.50% due 05/31/19	598,500	599,811

Health Care - 0.1%
Apria Healthcare Group, Inc.
6.75% due 04/06/20	119,400	119,648
Total Senior Floating Rate Interests
(Cost $5,843,686)		5,934,749

MUNICIPAL BONDS†† - 2.7%
New York - 2.5%
New York City Water & Sewer System
Revenue Bonds
0.30% due 06/15/33[1]	2,130,000	2,130,000
City of New York New York
General Obligation Unlimited
0.30% due 04/01/35[1]	1,000,000	1,000,000
0.30% due 11/01/26[1]	850,000	850,000
Total New York		3,980,000

Michigan - 0.2%
Michigan Finance Authority
Revenue Notes
4.38% due 08/20/14	230,000	232,399
Total Municipal Bonds
(Cost $4,210,000)		4,212,399

62 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (concluded)	December 31, 2013
Series J (STYLEPLUS–MID GROWTH SERIES)

	Face
	Amount	Value

U.S. TREASURY BILLS† - 1.3%
U.S. Treasury Bill[6]
due 02/20/14	$2,000,000	$1,999,938
Total U.S. Treasury Bills
(Cost $1,999,946)		1,999,938

MORTGAGE BACKED SECURITIES†† - 0.8%
Resource Capital Corporation
CRE Notes 2013 Ltd.
3.02% due 12/15/28[1,2]	1,250,000	1,251,000
Total Mortgage Backed Securities
(Cost $1,250,000)		1,251,000

COMMERCIAL PAPER†† - 10.0%
Centrica plc
0.22% due 01/03/14	1,300,000	1,299,984
Diageo Capital plc
0.09% due 01/02/14	1,200,000	1,199,997
Tesco Treasury Services plc
0.13% due 01/06/14[2]	1,200,000	1,199,979
Kellogg Co.
0.12% due 01/08/14	1,200,000	1,199,973
Northeast Utilities
0.18% due 01/08/14	1,200,000	1,199,958
Kinder Morgan Energy Partners, LP
0.23% due 01/07/14[2]	1,200,000	1,199,954
VW Credit, Inc.
0.22% due 01/13/14[2]	1,200,000	1,199,912
Ryder System, Inc.
0.20% due 01/15/14	1,200,000	1,199,907
FMC Technologies Inc.
0.23% due 01/14/14	1,200,000	1,199,900
BAT International Finance
0.25% due 01/13/14	1,200,000	1,199,900
Potomac Electric Power Co.
0.25% due 01/13/14	1,200,000	1,199,900
Nissan Motor Acceptance
0.30% due 01/13/14	1,200,000	1,199,880
CBS Corp.
0.24% due 01/24/14[2]	1,200,000	1,199,816
Total Commercial Paper
(Cost $15,699,060)		15,699,060
Total Investments - 100.0%
(Cost $154,138,452)		$157,176,365
Other Assets & Liabilities, net - 0.0%		(45,444)
Total Net Assets - 100.0%		$157,130,921

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $536,360)	4	$17,487
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $232,120)	2	8,924
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $92,213)	1	3,192
(Total Aggregate Value of Contracts $860,693)		$29,603

Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
February 2014 Russell MidCap Growth
Index Swap, Terminating 02/03/14[3]
(Notional Value $116,699,458)	172,755	$—

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $43,058,258 (cost $43,097,055), or 27.4% of total net assets.
[3]	Total Return based on Russell MidCap Growth Index +/- financing at a variable rate.
[4]	Investment in a product that pays a management fee to a party related to the advisor.
[5]	Affiliated funds.
[6]	Zero coupon rate security.

plc — Public Limited Company

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 63

Series J (STYLEPLUS–MID GROWTH SERIES)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $148,627,761)	$151,798,676
Investments in affiliated issuers, at value
(cost $5,510,691)	5,377,689
Total investments
(cost $154,138,452)	157,176,365
Receivable for swap settlement	3,821,139
Cash	362,271
Segregated cash with broker	34,700
Prepaid expenses	12,912
Receivables:
Interest	287,458
Securities sold	210,525
Dividends	112,430
Fund shares sold	7,207
Variation margin	3,278
Foreign taxes reclaim	353
Total assets	162,028,638
Liabilities:
Due to broker	3,357,730
Payable for:
Securities purchased	1,302,001
Management fees	97,484
Fund shares redeemed	85,691
Fund accounting/administration fees	12,348
Transfer agent/maintenance fees	3,612
Directors’ fees*	1,607
Miscellaneous	37,244
Total liabilities	4,897,717
Net assets	$157,130,921
Net assets consist of:
Paid in capital	$144,040,065
Undistributed net investment income	249,176
Accumulated net realized gain on investments	9,774,164
Net unrealized appreciation on investments	3,067,516
Net assets	$157,130,921
Capital shares outstanding	3,616,702
Net asset value per share	$43.45

STATEMENT OF
OPERATIONS

Year Ended December 31, 2013

Investment Income:
Dividends from securities of unaffiliated issuers	$781,235
Interest	729,400
Dividends from securities of affiliated issuers	179,071
Total investment income	1,689,706

Expenses:
Management fees	1,099,486
Transfer agent/maintenance fees	25,436
Fund accounting/administration fees	139,267
Printing expenses	76,196
Directors’ fees*	15,467
Custodian fees	11,854
Tax expense	5
Miscellaneous	72,819
Total expenses	1,440,530
Net investment income	249,176

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	22,108,840
Investments in affiliated issuers	2,536
Swap agreements	20,377,425
Futures contracts	96,531
Net realized gain	42,585,332
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,619,687)
Investments in affiliated issuers	(133,002)
Futures contracts	29,603
Net change in unrealized appreciation (depreciation)	(3,723,086)
Net realized and unrealized gain	38,862,246
Net increase in net assets resulting from operations	$39,111,422

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series J (STYLEPLUS–MID GROWTH SERIES)

STATEMENTs OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$249,176	$205,098
Net realized gain on investments	42,585,332	18,104,274
Net change in unrealized appreciation (depreciation) on investments	(3,723,086)	2,314,116
Net increase in net assets resulting from operations	39,111,422	20,623,488

Capital share transactions:
Proceeds from sale of shares	5,825,753	10,267,365
Cost of shares redeemed	(26,061,600)	(29,104,216)
Net decrease from capital share transactions	(20,235,847)	(18,836,851)
Net increase in net assets	18,875,575	1,786,637

Net assets:
Beginning of year	138,255,346	136,468,709
End of year	$157,130,921	$138,255,346
Undistributed net investment income at end of year	$249,176	$205,098

Capital share activity:
Shares sold	151,861	318,863
Shares redeemed	(688,120)	(913,102)
Net decrease in shares	(536,259)	(594,239)

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 65

SERIES J (STYLEPLUS–MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$33.29	$28.75	$30.05	$24.20	$16.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.05	(.03)	(.02)	(.03)
Net gain (loss) on investments (realized and unrealized)	10.10	4.49	(1.27)	5.87	7.42
Total from investment operations	10.16	4.54	(1.30)	5.85	7.39
Net asset value, end of period	$43.45	$33.29	$28.75	$30.05	$24.20

Total Return[b]	30.52%	15.79%	(4.33%)	24.17%	43.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,131	$138,255	$136,469	$169,388	$154,273
Ratios to average net assets:
Net investment income (loss)	0.17%	0.14%	(0.10%)	(0.10%)	(0.13%)
Total expenses[c]	0.98%	0.95%	0.91%	0.91%	0.92%
Portfolio turnover rate	245%	150%	155%	130%	136%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

66 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series M (Macro Opportunities Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the abbreviated fiscal year ended December 31, 2013.

For the abbreviated fiscal year from the inception date of April 24, 2013, through December 31, 2013, the Series M returned 0.96%, compared with the 0.05% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities.

The Fund may engage in derivative transactions for speculative purposes to enhance total return, seek to hedge against fluctuations in securities prices, interest rates or currency rates, change the effective duration of its portfolio, manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Throughout the fiscal year, the Fund utilized a number of macro and derivative trades to take a position based on the Chief Investment Officer’s views on a certain segment of the market or to hedge against a change in interest rates, equity prices and improve diversification to lower portfolio correlation.

For the period, the Fund benefitted from positive performance in asset-backed securities (ABS)—primarily mezzanine collateralized loan obligations (CLOs) and commercial real estate collateralized debt obligations (CRE CDOs)—and high yield bonds and loans. While risk assets continued to outperform in 2013, the Fund was cautious to reduce risk to assets that were perceived as overvalued or overly sensitive to increases in interest rates. The Fund has been opportunistic by taking gains in lower yielding assets and redeploying proceeds into more attractive assets such as longer duration preferred debt. Additional contributors included macroeconomic themed trades including exposure to European equities through two ETFs as Europe continues its economic recovery and exposure to a basket of U.S. equities in the for-profit education sector. The Fund maintains a lower duration target; however, we will continue to look to opportunistically add fixed-rate assets during periods of interest rate volatility.

Detractors to performance for the period included a few higher duration assets such as fixed rate corporate bonds and preferred debt securities. Macroeconomic themed trades that intended to hedge against a decline in U.S. equity markets were a minor detractor to performance.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

The Guggenheim Funds annual REPORT | 67

performance report and FUND PROFILE (Unaudited)	December 31, 2013

SERIES M (MACRO OPPORTUNITIES SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Cumulative Fund Performance*,†

Annual Returns*

Period Ended December 31, 2013†

Since Inception
(04/24/13)
Series M (Macro Opportunities Series)	0.96%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Ten Largest Holdings (% of Total Net Assets)
Federated U.S. Treasury Cash Reserve Fund	5.6%
West Coast Funding Ltd. — Class A1A	1.6%
N-Star Real Estate CDO IX Ltd.	1.6%
Nomura Resecuritization Trust 2012-1R — Class A	1.4%
Cedar Woods CRE CDO Ltd.	1.3%
SRERS-2011 Funding Ltd. — Class A1B1	1.3%
Vector Group Ltd.	1.2%
Travelport Holdings Ltd.	1.2%
Gramercy Real Estate CDO 2007-1 Ltd. — Class A1	1.1%
iShares MSCI Spain Capped ETF	1.1%
Top Ten Total	17.4%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: April 24, 2013

Portfolio Composition by Quality Rating**
Rating

Fixed Income Instruments
AAA	0.9%
AA	2.9%
A	4.9%
BBB	19.0%
BB	15.7%
B	36.6%
CCC	9.9%
NR	0.9%
Other Instruments
Short Term Investments	5.3%
Interest Rate Swap Agreements	3.0%
Exchange Traded Funds	2.1%
Preferred Stocks	1.9%
Currency Futures Swap Agreements	1.7%
Options Purchased	0.0%
Options Written	0.0%
Total Investments	104.8%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

68 | the GUGGENHEIM FUNDS annual report

Schedule of Investments	December 31, 2013
Series M (MACRO OPPORTUNITIES SERIES)

	Shares	Value

PREFERRED STOCKS†† - 2.1%
Aspen Insurance Holdings Ltd.
5.95%†,1,2	10,000	$226,700
Morgan Stanley
7.13%†,1,2	8,000	209,120
City National Corp.
6.75%[1,2]	4,000	105,120
Total Preferred Stocks
(Cost $550,000)		540,940

EXCHANGE TRADED FUNDS† - 2.2%
iShares MSCI Spain Capped ETF	7,500	289,275
SPDR EURO STOXX 50 ETF	6,700	282,740
Total Exchange Traded Funds
(Cost $500,258)		572,015

SHORT TERM INVESTMENTS† - 5.6%
Federated U.S. Treasury
Cash Reserve Fund	1,470,593	1,470,593
Total Short Term Investments
(Cost $1,470,593)		1,470,593

	Face
	Amount
CORPORATE BONDS†† - 35.1%
Financials - 11.4%
EPR Properties
5.75% due 08/15/22[6]	$250,000	254,887
5.25% due 07/15/23[6]	250,000	244,226
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 06/01/22	250,000	234,375
6.50% due 08/01/18	100,000	101,750
ING US, Inc.
5.65% due 05/15/53[1]	250,000	243,125
General Electric Capital Corp.
5.25% due 06/29/49[1,2]	250,000	235,000
PNC Financial Services Group, Inc.
4.85% due 05/29/49[1,2]	250,000	223,875
Fifth Third Bancorp
5.10% due 12/31/49[1,2]	250,000	221,249
Bank of America Corp.
5.20% due 12/29/49[1,2]	250,000	220,000
Bank of New York Mellon Corp.
4.50% due 12/31/49[1,2]	210,000	190,575
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
8.00% due 01/15/18	150,000	156,000
Credit Suisse Group AG
7.50% due 12/11/23[1,2,3]	100,000	105,625
Barclays plc
8.25% due 12/15/18[1,2]	100,000	103,250
Emigrant Bancorp, Inc.
6.25% due 06/15/14[3]	100,000	101,343
Opal Acquisition, Inc.
8.88% due 12/15/21[3]	100,000	99,500
Jefferies LoanCore LLC /
JLC Finance Corp.
6.88% due 06/01/20[3]	100,000	99,000
Prosight Global Inc.
7.50% due 11/20/20[5]	100,000	98,510
American Equity Investment Life
Holding Co.
6.63% due 07/15/21	50,000	52,250
Total Financials		2,984,540

Energy - 6.1%
Pacific Drilling S.A.
5.38% due 06/01/20[3,6]	250,000	251,250
Atlas Pipeline Partners Limited Partnership /
Atlas Pipeline Finance Corp.
4.75% due 11/15/21[3]	250,000	228,750
Gibson Energy, Inc.
6.75% due 07/15/21[3]	200,000	211,500
Penn Virginia Resource Partners
Limited Partnership / Penn Virginia
Resource Finance Corporation II
6.50% due 05/15/21[3]	100,000	103,500
8.38% due 06/01/20	50,000	55,125
Legacy Reserves Limited Partnership /
Legacy Reserves Finance Corp.
6.63% due 12/01/21[3]	150,000	145,125
BreitBurn Energy Partners
Limited Partnership / BreitBurn
Finance Corp.
7.88% due 04/15/22	100,000	104,000
Bill Barrett Corp.
7.00% due 10/15/22	100,000	103,750
Memorial Production Partners
Limited Partnership / Memorial
Production Finance Corp.
7.63% due 05/01/21[3]	100,000	102,750
Crestwood Midstream Partners
Limited Partnership / Crestwood
Midstream Finance Corp.
6.13% due 03/01/22[3]	100,000	102,500
Atlas Energy Holdings
Operating Company LLC / Atlas
Resource Finance Corp.
9.25% due 08/15/21[3]	100,000	102,250
Endeavor Energy Resources
Limited Partnership / EER
Finance, Inc.
7.00% due 08/15/21[3]	100,000	101,000
Total Energy		1,611,500

Materials - 3.7%
TPC Group, Inc.
8.75% due 12/15/20[3,6]	250,000	265,625
KGHM International Ltd.
7.75% due 06/15/19[3]	250,000	263,750
Barrick Gold Corp.
4.10% due 05/01/23	250,000	225,973

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 69

Schedule of Investments (continued)	December 31, 2013
Series M (MACRO OPPORTUNITIES SERIES)

	Face
	Amount	Value

Pretium Packaging LLC /
Pretium Finance, Inc.
11.50% due 04/01/16[6]	$200,000	$213,500
Total Materials		968,848

Consumer Staples - 3.2%
Vector Group Ltd.
7.75% due 02/15/21[6]	300,000	317,250
Harbinger Group, Inc.
7.88% due 07/15/19[3]	200,000	214,750
Central Garden and Pet Co.
8.25% due 03/01/18[6]	200,000	194,500
KeHE Distributors LLC /
KeHE Finance Corp.
7.63% due 08/15/21[3]	100,000	106,000
Total Consumer Staples		832,500

Telecommunication Services - 3.0%
Alcatel-Lucent USA, Inc.
8.88% due 01/01/20[3]	200,000	222,999
6.75% due 11/15/20[3]	200,000	207,750
Sitel LLC / Sitel Finance Corp.
11.00% due 08/01/17[3]	125,000	133,438
Expo Event Transco, Inc.
9.00% due 06/15/21[3]	125,000	127,188
UPCB Finance VI Ltd.
6.88% due 01/15/22[3]	100,000	106,250
Total Telecommunication Services		797,625

Consumer Discretionary - 2.3%
Seminole Hard Rock Entertainment
Incorporated / Seminole Hard
Rock International LLC
5.88% due 05/15/21[3]	250,000	245,625
GRD Holdings III Corp.
10.75% due 06/01/19[3]	100,000	109,000
CPG Merger Sub LLC
8.00% due 10/01/21[3]	100,000	104,000
GLP Capital Limited Partnership /
GLP Financing II, Inc.
4.88% due 11/01/20[3]	100,000	100,000
MDC Partners, Inc.
6.75% due 04/01/20[3]	50,000	52,313
Total Consumer Discretionary		610,938

Industrials - 2.2%
USG Corp.
5.88% due 11/01/21[3]	200,000	208,000
ADT Corp.
6.25% due 10/15/21[3]	150,000	157,500
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18	100,000	110,750
Marquette Transportation Company LLC /
Marquette Transportation Finance Corp.
10.88% due 01/15/17	95,000	100,225
RR Donnelley & Sons Co.
6.50% due 11/15/23	2,000	2,020
Total Industrials		578,495

Information Technology - 1.8%
Audatex North America, Inc.
6.00% due 06/15/21[3,6]	250,000	261,875
Eagle Midco, Inc.
9.00% due 06/15/18[3]	100,000	104,250
IAC
4.88% due 11/30/18[3]	100,000	102,250
Total Information Technology		468,375

Utilities - 1.4%
LBC Tank Terminals Holding
Netherlands BV
6.88% due 05/15/23[3]	250,000	258,438
NGL Energy Partners Limited
Partnership / NGL Energy
Finance Corp.
6.88% due 10/15/21[3]	100,000	102,500
Total Utilities		360,938
Total Corporate Bonds
(Cost $9,345,073)		9,213,759

ASSET BACKED SECURITIES†† - 25.3%
Northwoods Capital VII Ltd.
2006-7A, 3.74% due 10/22/21[1,3]	250,000	232,825
2006-7A, 1.79% due 10/22/21[1,3]	200,000	188,040
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,3]	427,830	412,599
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[5]	450,745	409,772
Cedar Woods CRE CDO Ltd.
0.43% due 07/25/51	426,152	346,291
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.52% due 08/15/56[1,3]	365,796	301,489
GreenPoint Mortgage Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	300,000	267,026
NewStar Commercial Loan Trust 2006-1
2006-1A, 0.93% due 03/30/22[1,3]	275,000	263,505
Structured Asset Securities Corporation
Mortgage Loan Trust
2006-OPT1, 0.42% due 04/25/36[1]	300,000	255,918
Salus CLO 2012-1 Ltd.
2013-1AN, 6.99% due 03/05/21[1,3]	250,000	249,950
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	250,000	249,250
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[3]	247,396	248,930
Garrison Funding 2013-2 Ltd.
2013-2A, 4.98% due 09/25/23[1,3]	250,000	248,750
RAIT CRE CDO I Ltd.
2006-1X, 0.50% due 11/20/46[1]	308,758	248,550
Newstar Commercial Loan
Funding 2013-1 LLC
2013-1A, 5.70% due 09/20/23[1,3]	250,000	246,500
Turbine Engines Securitization Ltd.
6.38% due 12/13/48[3]	250,000	242,900

70 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (continued)	December 31, 2013
SERIES M (MACRO OPPORTUNITIES SERIES)

	Face
	Amount	Value

Telos CLO Ltd.
2013-3A, 4.49% due 01/17/24[1,3]	$250,000	$241,650
Acis CLO 2013-2 Ltd.
4.11% due 10/14/22[1,3]	250,000	238,750
Cerberus Onshore II CLO LLC
2014-1A, 4.24% due 10/15/23[1,3]	250,000	238,575
Jasper CLO Ltd.
2005-1A, 1.14% due 08/01/17[1,3]	250,000	232,558
First Frankin Mortgage Loan Trust
2006-FF1, 0.50% due 01/25/36[1]	250,000	216,183
New Century Home Equity
Loan Trust Series
2004-4, 0.96% due 02/25/35[1]	102,164	92,623
2005-1, 0.88% due 03/25/35[1]	91,738	79,661
GSAA Home Equity Trust
2007-7, 0.43% due 07/25/37[1]	189,315	160,735
Lehman XS Trust
2007-9, 0.28% due 06/25/37[1]	152,740	132,653
Park Place Securities Incorporated Series
2005-WHQ2, 0.62% due 05/25/35[1]	140,000	116,978
CIT Mortgage Loan Trust
2007-1, 1.61% due 10/25/37[1,3]	125,000	108,558
Genesis Funding Ltd.
2006-1A, 0.41% due 12/19/32[1,3]	102,316	92,596
Wachovia Asset Securitization
Issuance II LLC 2007-HE1 Trust
2007-HE1, 0.30% due 07/25/37[1,3]	90,780	76,709
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	73,215	71,502
Accredited Mortgage Loan Trust
2007-1, 0.29% due 02/25/37[1]	75,767	70,026
Aircraft Certificate Owner Trust 2003
2003-1A, 6.46% due 09/20/22[3,5]	66,980	66,974
Total Asset Backed Securities
(Cost $6,666,062)		6,649,026

SENIOR FLOATING RATE INTERESTS††,1 - 24.1%
Industrials - 5.0%
Travelport Holdings Ltd.
6.25% due 06/26/19	298,500	305,715
Emerald Expositions
5.50% due 06/12/20	248,750	249,372
Power Borrower, LLC
8.25% due 11/06/20	125,000	122,500
4.25% due 05/06/20	116,597	114,848
Thermasys Corp.
5.26% due 05/03/19	124,219	122,148
Mitchell International, Inc.
8.50% due 10/11/21	100,000	101,313
MRC Global, Inc.
5.00% due 11/08/19	99,750	100,997
syncreon
5.25% due 10/28/20	100,000	99,438
NaNa Development Corp.
8.00% due 03/15/18	85,000	85,850
Total Industrials		1,302,181

Consumer Discretionary - 4.9%
Ollies Bargain Outlet
5.26% due 09/28/19	248,744	249,989
Lions Gate Entertainment Corp.
5.00% due 07/18/20	200,000	200,500
ValleyCrest Companies LLC
5.50% due 06/13/19	199,000	199,746
Horseshoe Baltimore
8.25% due 07/02/20	125,000	128,985
Fleetpride Corp.
5.25% due 11/19/19	119,098	117,535
Neiman Marcus Group, Inc.
5.00% due 10/25/20	100,000	101,153
Sears Holdings Corp.
5.50% due 06/30/18	100,000	100,549
NES Global Talent
6.50% due 10/02/19	100,000	99,500
Go Daddy Operating Company LLC
4.00% due 12/16/18	98,734	98,755
Total Consumer Discretionary		1,296,712

Information Technology - 4.1%
EIG Investors Corp.
5.00% due 11/09/19	248,125	249,212
Deltek, Inc.
5.00% due 10/10/18	198,496	198,992
SumTotal Systems
6.28% due 11/16/18	140,744	138,633
P2 Energy Solutions
5.00% due 10/30/20	100,000	100,375
Active Network, Inc., The
5.50% due 11/13/20	100,000	100,375
LANDesk Group, Inc.
5.25% due 08/09/19	99,500	99,873
Greenway Medical Technologies
6.00% due 11/04/20	100,000	99,500
Aspect Software, Inc.
7.00% due 05/07/16	97,500	97,683
Total Information Technology		1,084,643

Financials - 3.6%
First Data Corp.
4.16% due 03/23/18	250,000	250,173
American Stock Transfer & Trust
5.75% due 06/26/20	199,000	199,747
First Advantage Corp.
6.25% due 02/28/19	149,250	148,971
Magic Newco, LLC
12.00% due 06/12/19	125,000	143,281
National Financial Partners
5.25% due 07/01/20	99,500	100,412
HDV Holdings
5.75% due 12/18/18	98,750	98,009
Total Financials		940,593

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 71

Schedule of Investments (continued)	December 31, 2013
Series M (MACRO OPPORTUNITIES SERIES)

	Face
	Amount	Value

Consumer Staples - 2.4%
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	$199,000	$199,000
Grocery Outlet, Inc.
5.50% due 12/17/18	198,610	198,984
Performance Food Group
6.25% due 11/14/19	124,375	124,945
Reddy Ice Holdings, Inc.
6.75% due 04/01/19	99,499	99,374
Total Consumer Staples		622,303

Telecommunication Services - 1.3%
Avaya, Inc.
8.00% due 03/31/18	247,830	251,114
Mitel Networks Corp.
7.00% due 02/27/19	89,474	89,474
Total Telecommunication Services		340,588

Health Care - 0.8%
Learning Care Group (US), Inc.
6.00% due 05/08/19	124,375	124,841
Nextech Systems LLC
6.00% due 10/28/18	100,000	98,000
Total Health Care		222,841

Energy - 0.8%
Atlas Energy LP
6.50% due 07/31/19	99,750	101,994
Ocean Rig ASA
5.50% due 07/15/16	99,750	101,039
Total Energy		203,033

Materials - 0.8%
Oxbow Carbon
8.00% due 01/18/20	100,000	101,688
Royal Adhesives and Sealants
5.50% due 07/31/18	99,183	99,927
Total Materials		201,615

Utilities - 0.4%
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	97,500	100,425
Total Senior Floating Rate Interests
(Cost $6,256,990)		6,314,934

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 10.6%
Lehman XS Trust Series
2006-16N, 0.35% due 11/25/46[1]	293,484	233,717
2005-7N, 0.43% due 12/25/35[1]	249,423	228,813
Nomura Resecuritization Trust
2012-1R, 0.61% due 08/27/47[1,3]	383,903	353,690
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,3]	376,441	341,207
IndyMac INDX Mortgage Loan Trust
2006-AR4, 0.37% due 05/25/46[1]	280,328	234,803
COMM 2006-FL12 Mortgage Trust
2006-FL12, 0.40% due 12/15/20[1,3]	97,486	95,034
2006-FL12, 0.46% due 12/15/20[1,3]	64,991	63,342
2006-FL12, 0.51% due 12/15/20[1,3]	64,998	62,705
American Home Mortgage Assets Trust
2006-4, 0.35% due 10/25/46[1]	339,614	218,413
GreenPoint Mortgage Funding Trust
2006-AR1, 0.45% due 02/25/36[1]	262,697	208,820
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.33% due 06/25/47[1]	246,807	199,313
Fannie Mae[4]
2013-54, 3.00% due 06/25/43	114,140	88,521
2013-52, 3.00% due 06/25/43	114,963	87,150
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/47[1,3]	161,280	166,376
Structured Asset Mortgage
Investments II Trust
2006-AR1, 0.39% due 02/25/36[1]	133,847	101,206
Wachovia Bank Commercial
Mortgage Trust Series
2007-WHALE 8
2007-WHL8, 0.87% due 06/15/20[1,3]	97,374	92,018
Total Collateralized Mortgage Obligations
(Cost $2,841,930)		2,775,128

MUNICIPAL BONDS†† - 0.8%
Michigan - 0.8%
City of Detroit Michigan
Water Supply System
Revenue Revenue Bonds
5.00% due 07/01/16	110,000	110,560
Michigan Finance Authority
Revenue Notes
4.38% due 08/20/14	100,000	101,043
Total Michigan		211,603
Total Municipal Bonds
(Cost $210,110)		211,603

MORTGAGE BACKED SECURITIES†† - 0.3%
Freddie Mac[4]
2013-4204, 3.00% due 05/15/43	96,290	74,735
Total Mortgage Backed Securities
(Cost $93,641)		74,735

72 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Schedule of Investments (concluded)	December 31, 2013
Series M (MACRO OPPORTUNITIES SERIES)

	Contracts	Value

OPTIONS PURCHASED† - 0.0%
Call options on:
iShares 20+ Year Treasury Bond
ETF Expiring March 2014
with strike price of $112.00	565	$4,520
Total Options Purchased
(Cost $29,380)		4,520
Total Investments - 106.1%
(Cost $27,964,037)		$27,827,253

OPTIONS WRITTEN†† - 0.0%
Call options on:
iShares 20+ Year Treasury Bond
ETF Expiring March 2014 with
strike price of $118.00	565	(1,695)
Total Options Written
(Premiums received $4,520)		(1,695)
Other Assets & Liabilities, net - (6.1)%		(1,575,968)
Total Net Assets - 100.0%		$26,249,590

		Unrealized
	Units	Gain

OTC CURRENCY FUTURES SWAP AGREEMENTS††
Bank of America
March 2014 U.S. Dollar Index
Futures Swap,
Terminating 03/17/14
(National Value $481,770)	6	$1,578

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America
February 2014 S&P 1500 Education
Services Sub Industry Index Swap,
Terminating 02/05/14
(Notional Value $844,282)	15,966	$94,302

centrally cleared INterest rate swap agreements††

							Unrealized
		Floating	Fixed	Maturity	Notional	Market	Appreciation/
Counterparty	Floating Rate	Rate Index	Rate	Date	Amount	Value	(Depreciation)
Merrill Lynch	Receive	3-Month USD-LIBOR	2.70%	07/05/23	$50,000	$730	$730
Merrill Lynch	Receive	3-Month USD-LIBOR	1.56%	07/05/18	850,000	(5,525)	(5,525)
							$(4,795)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Perpetual maturity.
[3]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $10,313,824 (cost $10,230,884), or 39.3% of total net assets.
[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	Illiquid security.
[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 14.

plc — Public Limited Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 73

Series M (MACRO OPPORTUNITIES SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $27,964,037)	$27,827,253
Unrealized appreciation on swap agreements	96,610
Cash	28,038
Segregated cash with broker	17,179
Prepaid expenses	2,014
Receivables:
Securities sold	321,900
Interest	193,140
Investment advisor	28,342
Dividends	9,136
Total assets	28,523,612
Liabilities:
Reverse Repurchase Agreements	1,637,100
Unrealized depreciation on swap agreements	5,525
Options written, at value (premiums received $4,520)	1,695
Unfunded loan commitments, at value (commitment fees received $39)	36
Payable for:
Securities purchased	560,466
Management fees	19,737
Distribution and service fees	5,544
Transfer agent/maintenance fees	2,123
Fund accounting/administration fees	2,107
Directors’ fees*	244
Fund shares redeemed	51
Miscellaneous	39,394
Total liabilities	2,274,022
Net assets	$26,249,590
Net assets consist of:
Paid in capital	$25,984,656
Undistributed net investment income	453,620
Accumulated net realized loss on investments	(145,815)
Net unrealized depreciation on investments	(42,871)
Net assets	$26,249,590
Capital shares outstanding	1,039,906
Net asset value per share	$25.24

STATEMENT OF
OPERATIONS

Period Ended December 31, 2013**

Investment Income:
Interest	$679,467
Dividends	20,263
Total investment income	699,730

Expenses:
Management fees	155,732
Transfer agent/maintenance fees	17,208
Distribution and service fees	43,753
Fund accounting/administration fees	16,626
Professional fees	35,196
Legal fees	20,711
Custodian fees	6,345
Directors’ fees*	1,927
Interest expense	1,552
Miscellaneous	19,219
Total expenses	318,269
Less:
Expenses waived by Advisor	(55,226)
Net expenses	263,043
Net investment income	436,687

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(159,022)
Swap agreements	25,286
Options purchased	(9,600)
Net realized loss	(143,336)
Net change in unrealized appreciation (depreciation) on:
Investments	(111,921)
Swap agreements	91,085
Options purchased	(24,860)
Options written	2,825
Net change in unrealized appreciation (depreciation)	(42,871)
Net realized and unrealized loss	(186,207)
Net increase in net assets resulting from operations	$250,480

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: April 24, 2013.

74 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Series M (MACRO OPPORTUNITIES SERIES)

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31,
2013[a]

Increase (Decrease) In Net Assets From Operations:
Net investment income	$436,687
Net realized loss on investments	(143,336)
Net change in unrealized appreciation (depreciation) on investments	(42,871)
Net increase in net assets resulting from operations	250,480

Capital share transactions:
Proceeds from sale of shares	27,126,005
Cost of shares redeemed	(1,126,895)
Net increase from capital share transactions	25,999,110
Net increase in net assets	26,249,590

Net assets:
Beginning of period	—
End of period	$26,249,590
Undistributed net investment income at end of period	$453,620

Capital share activity:
Shares sold	1,085,488
Shares redeemed	(45,582)
Net increase in shares	1,039,906

[a]	Since commencement of operations: April 24, 2013.

See Notes to Financial Statements.	The GUGGENHEIM FUNDS annual report | 75

Series M (MACRO OPPORTUNITIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
December 31,
2013[c]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income[a]	.42
Net loss on investments (realized and unrealized)	(.18)
Total from investment operations	.24
Net asset value, end of period	$25.24

Total Return[b]	0.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,250
Ratios to average net assets:
Net investment income	2.48%
Total expenses[d,e]	1.80%
Net expenses[d,e,f]	1.49%
Portfolio turnover rate	49%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[d]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and may include extraordinary expenses. Excluding extraordinary expenses, the operating expense ratio for the period would be:

12/31/13
1.44%

76 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Manager’S Commentary (Unaudited)	December 31, 2013

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Michael Dellapa, CFA, CAIA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses changes to the Fund and performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series N (Managed Asset Allocation Series) rose 14.33%, underperforming its weighted benchmark that is 60% S&P® 500 Index and 40% Barclays U.S. Aggregate Bond Index, which returned 17.56%. The S&P 500® Index rose 32.39% over the year and the Barclays U.S. Aggregate Bond Index returned -2.02%.

The investment objective of the Fund is to seek to provide growth of capital and, secondarily, preservation of capital. The Fund pursues its objective by investing principally in equity, fixed income and money market assets through investing in a diversified portfolio of futures contracts and exchange-traded funds and other pooled investment vehicles that track major equity indexes and fixed income indexes.

Under normal market conditions, the Fund’s investments are expected to achieve a moderate allocation of equity, fixed income and money market assets in approximately the following amounts: (1) 60% of assets in equity securities, which may include stock of small capitalization U.S. companies, mid-capitalization U.S. companies, large capitalization U.S. companies and non-U.S. companies; (2) 35% of assets in fixed income securities, which may include short and long term corporate and government bonds; and (3) 5% of assets in cash. However, the Investment Manager intends to utilize dynamic asset allocation techniques that will allow rapid shifts between asset classes to attempt to exploit current market trends, and the Fund may invest fully in any asset class at any time.

PERFORMANCE REVIEW

The global economy ended 2013 on a firm footing and growth is broad-based across almost all main developed economies. All the major central banks are offering accommodative monetary policy. With this backdrop of growth, equity markets overcame such negative influences from expiration of payroll tax cuts, Cyprus bank insolvency crisis, and US government shutdown. The prospect of QE tapering by the Fed only brought short-term volatility as equity markets never had a 5% fall in the year, instead they gradually price in the information. However, QE tapering and strong macroeconomic numbers pushed up the treasury yields, with 10-year yield rising from less than 2% to 3% by year end.

Our dynamically managed tactical overlay was over cautious toward equity at the beginning of the year. It started to catch up gains later in the year, although it was not enough to cover up the loss made earlier. As the result, the SBL-N portfolio underperformed its composite benchmark for the year.

In this period, the best performing holdings were Russell 2000 futures, the S&P Mid Cap ETF and S&P 500 futures, while 10-year futures, the investment grade bond ETF and Barclays U.S. Aggregate ETF detracted the performance.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE:   Seeks growth of capital and, secondarily, preservation of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	14.33%	12.61%	6.11%
Blended Index**	17.56%	12.71%	6.54%
S&P 500 Index	32.39%	17.94%	7.41%

Inception Date: June 1, 1995

Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	38.2%
iShares Core Total US Bond Market ETF	16.0%
SPDR S&P 500 ETF Trust	13.2%
Vanguard S&P 500 ETF	13.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.6%
iShares Core S&P Mid-Capital ETF	6.4%
iShares MSCI EAFE ETF	3.8%
iShares Core S&P 500 ETF	0.0%
Total	98.4%

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.
**	The Blended Index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE TRADED FUNDS† - 60.2%
iShares Core Total US Bond Market ETF	98,443	$10,477,287
SPDR S&P 500 ETF Trust	46,804	8,643,295
Vanguard S&P 500 ETF	50,892	8,608,382
iShares iBoxx $ Investment Grade
Corporate Bond ETF	43,517	4,970,077
iShares Core S&P Mid-Capital ETF	31,102	4,162,692
iShares MSCI EAFE ETF	37,530	2,516,762
iShares Core S&P 500 ETF	2	371
Total Exchange Traded Funds
(Cost $33,433,858)		39,378,866

SHORT TERM INVESTMENTS† - 38.2%
Dreyfus Treasury Prime Cash
Management Fund	24,974,975	24,974,975
Total Short Term Investments
(Cost $24,974,975)		24,974,975
Total Investments - 98.4%
(Cost $58,408,833)		$64,353,841
Other Assets & Liabilities, net - 1.6%		1,020,991
Total Net Assets - 100.0%		$65,374,832

		Unrealized
	Contracts	Gain (Loss)
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 MSCI EAFE Index Mini
Futures Contracts
(Aggregate Value of
Contracts $8,151,500)	85	$405,672
March 2014 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $7,192,575)	78	161,944
March 2014 Russell 2000 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $3,017,560)	26	159,063
March 2014 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $222,588)	2	9,096
March 2014 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $119,214)	1	5,273
January 2014 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $151,264)	1	3,612
(Total Aggregate Value of Contracts $18,854,701)		$744,660

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2014 British Pound
Futures Contracts
(Aggregate Value of
Contracts $103,450)	1	$835
March 2014 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $177,680)	2	(3,285)
(Total Aggregate Value of Contracts $281,130)		$(2,450)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2014 U.S. Treasury 2 Year
Note Futures Contracts
(Aggregate Value of
Contracts $6,155,188)	28	$(12,291)
March 2014 U.S. Treasury 10 Year
Note Futures Contracts
(Aggregate Value of
Contracts $8,724,126)	71	(154,227)
(Total Aggregate Value of Contracts $14,879,314)		$(166,518)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2014 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $237,550)	2	$3,780
March 2014 Euro FX
Futures Contracts
(Aggregate Value of
Contracts $171,975)	1	(246)
March 2014 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $281,880)	3	(1,468)
(Total Aggregate Value of Contracts $691,405)		$2,066

EQUITY FUTURES CONTRACTS SOLD SHORT†
January 2014 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $118,629)	2	$(5,394)
March 2014 S&P/TSX 60 IX Index
Futures Contracts††
(Aggregate Value of
Contracts $147,065)	1	(5,741)
March 2014 Nikkei 225 (CME) Index
Futures Contracts
(Aggregate Value of
Contracts $164,050)	2	(6,007)
March 2014 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $332,167)	1	(16,359)
(Total Aggregate Value of Contracts $761,911)		$(33,501)

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $58,408,833)	$64,353,841
Segregated cash with broker	1,051,182
Prepaid expenses	1,725
Cash	1,612
Receivables:
Dividends	81,706
Variation margin	47,982
Foreign taxes reclaim	7,063
Fund shares sold	259
Total assets	65,545,370
Liabilities:
Overdraft due to custodian foreign currency, at value (cost $1,054)	1,022
Payable for:
Fund shares redeemed	43,003
Management fees	35,823
Legal fees	22,537
Fund accounting/administration fees	8,267
Transfer agent/maintenance fees	5,577
Directors’ fees*	1,194
Miscellaneous	53,115
Total liabilities	170,538
Net assets	$65,374,832
Net assets consist of:
Paid in capital	$60,318,325
Accumulated net investment loss	(194,717)
Accumulated net realized loss on investments	(1,238,260)
Net unrealized appreciation on investments	6,489,484
Net assets	$65,374,832
Capital shares outstanding	2,521,466
Net asset value per share	$25.93

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,740)	$878,904
Interest	639
Total investment income	879,543

Expenses:
Management fees	412,995
Transfer agent/maintenance fees	26,374
Fund accounting/administration fees	95,307
Legal fees	72,125
Custodian fees	7,353
Directors’ fees*	6,930
Tax expense	598
Miscellaneous	56,692
Total expenses	678,374
Net investment income	201,169

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	174,179
Futures contracts	3,235,943
Foreign currency	1,077
Net realized gain	3,411,199
Net change in unrealized appreciation (depreciation) on:
Investments	4,525,144
Futures contracts	383,271
Foreign currency	183
Net change in unrealized appreciation (depreciation)	4,908,598
Net realized and unrealized gain	8,319,797
Net increase in net assets resulting from operations	$8,520,966

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$201,169	$455,380
Net realized gain on investments	3,411,199	10,340,153
Net change in unrealized appreciation (depreciation) on investments	4,908,598	(2,777,439)
Net increase in net assets resulting from operations	8,520,966	8,018,094

Capital share transactions:
Proceeds from sale of shares	5,341,219	3,496,605
Cost of shares redeemed	(10,668,816)	(13,108,279)
Net decrease from capital share transactions	(5,327,597)	(9,611,674)
Net increase (decrease) in net assets	3,193,369	(1,593,580)

Net assets:
Beginning of year	62,181,463	63,775,043
End of year	$65,374,832	$62,181,463
(Accumulated)/Undistributed net investment (loss)/income at end of year	$(194,717)	$214,734

Capital share activity:
Shares sold	221,536	160,776
Shares redeemed	(441,361)	(604,361)
Net decrease in shares	(219,825)	(443,585)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$22.68	$20.02	$19.89	$17.99	$14.31
Income (loss) from investment operations:
Net investment income[a]	.08	.15	.28	.26	.27
Net gain (loss) on investments (realized and unrealized)	3.17	2.51	(.15)	1.64	3.41
Total from investment operations	3.25	2.66	.13	1.90	3.68
Net asset value, end of period	$25.93	$22.68	$20.02	$19.89	$17.99

Total Return[b]	14.33%	13.29%	0.65%	10.56%	25.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,375	$62,181	$63,775	$78,734	$79,432
Ratios to average net assets:
Net investment income	0.32%	0.71%	1.40%	1.40%	1.71%
Total expenses[c]	1.07%	1.31%	1.56%	1.50%	1.66%
Portfolio turnover rate	3%	162%	44%	52%	46%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager, and Mark A. Mitchell, CFA, Portfolio Manager. In the following paragraphs, they discuss performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series O (All Cap Value Series) returned 33.21%, while the benchmark, the Russell 3000® Value Index, returned 32.69%.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped by stock selection in the Financials, Energy and Consumer Discretionary sectors, and an underweight in the Utilities and Telecommunications Services sector.

The largest detractor from performance was stock selection in the Industrials sector, which was overweight relative to the benchmark. Stock selection in the Materials sector was also a detractor.

The holdings contributing most to portfolio performance over the period were oil giant Exxon Mobil Corp., and Cree, Inc., the LED lighting maker.

The main detractors were Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013; and McDermott International, Inc., which missed earnings early in 2013 and guided earnings down for other quarters and is no longer held in the portfolio.

Sector positioning in the Fund is mostly a result of stock selection decisions where the Fund believes it is finding the most attractive valuations or investment opportunities. The largest changes in positioning from a year ago were an increase in the Materials sector exposure and a decrease in the Industrials sector exposure.

Nonetheless, for the period the Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Opportunities appear attractive in investing in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Fund was most underweight relative to the benchmark in Health Care and Utilities. In Health Care, the underweight was mostly in the large pharmaceuticals industry, which has been underperforming lately due to patent expirations and lack of reinvestment opportunities in new drug therapies. The Fund is overweight in the managed-care-provider industry, which was a boost to performance for the period. High valuations in the Utilities sector currently make this sector unattractive.

The Fund was also underweight relative to the benchmark in the Financials sector, the largest in both the Fund and the benchmark. This stance was a source of positive performance for the period, as was the Fund’s stock selection in the sector. The Fund continues to favor the insurance industry within Financials, and has no weighting in REITs, which make up a large part of the sector in the benchmark. The Fund’s underweight in REITs is because they appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes.

The slow-growth economy is making it more challenging to find investments with attractive growth prospects. While either a more powerful recovery or a significant market pullback could change this scenario, investors are currently finding it difficult to get paid for taking risk.

The Fund continues to focus on searching for companies it believes have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

The Guggenheim Funds annual REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	33.21%	17.95%	7.38%
Russell 3000 Value Index	32.69%	16.75%	7.66%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash
Management Fund	4.1%
Computer Sciences Corp.	3.3%
Wells Fargo & Co.	3.0%
Chevron Corp.	2.6%
CVS Caremark Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Dow Chemical Co.	2.3%
American International Group, Inc.	2.2%
Cameco Corp.	2.2%
Time Warner, Inc.	2.1%
Top Ten Total	26.5%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 95.8%

FINANCIALS - 25.3%
Wells Fargo & Co.	102,633	$4,659,538
JPMorgan Chase & Co.	60,650	3,546,812
American International Group, Inc.	67,292	3,435,257
Hanover Insurance Group, Inc.	44,320	2,646,346
Allstate Corp.	42,470	2,316,314
Reinsurance Group of America,
Inc. — Class A	26,545	2,054,849
WR Berkley Corp.	41,850	1,815,872
Aon plc	20,860	1,749,945
American Financial Group, Inc.	23,270	1,343,144
Berkshire Hathaway, Inc. — Class B*	10,360	1,228,282
Citigroup, Inc.	23,260	1,212,079
Bank of America Corp.	77,670	1,209,322
Home Loan Servicing Solutions Ltd.	49,192	1,129,940
Bank of New York Mellon Corp.	31,380	1,096,417
CME Group, Inc. — Class A	12,920	1,013,703
Franklin Resources, Inc.	15,090	871,146
Endurance Specialty Holdings Ltd.	13,640	800,259
U.S. Bancorp	17,567	709,707
NASDAQ OMX Group, Inc.	15,540	618,492
Huntington Bancshares, Inc.	61,170	590,290
Alexandria Real Estate Equities, Inc.	8,170	519,776
BioMed Realty Trust, Inc.	27,420	496,850
Ocwen Financial Corp.*,1	8,660	480,197
Employers Holdings, Inc.	14,620	462,723
Wintrust Financial Corp.	8,780	404,934
SVB Financial Group*	3,860	404,760
First Niagara Financial Group, Inc.	35,659	378,699
City National Corp.	4,550	360,451
Zions Bancorporation	11,800	353,528
FirstMerit Corp.	15,254	339,096
First Midwest Bancorp, Inc.	18,845	330,353
Alleghany Corp.*	643	257,174
Redwood Trust, Inc.	97	1,879
Total Financials		38,838,134

ENERGY - 15.0%
Chevron Corp.	31,700	3,959,647
Cameco Corp.	165,150	3,430,166
Apache Corp.	28,310	2,432,961
Whiting Petroleum Corp.*	34,800	2,153,076
Halliburton Co.	40,940	2,077,705
Phillips 66	22,440	1,730,797
ConocoPhillips	21,010	1,484,357
Marathon Oil Corp.	34,900	1,231,970
Exxon Mobil Corp.	11,020	1,115,224
Superior Energy Services, Inc.*	31,580	840,344
Suncor Energy, Inc.	23,040	807,552
Oasis Petroleum, Inc.*	13,520	635,034
Resolute Energy Corp.*	46,000	415,380
Patterson-UTI Energy, Inc.	14,920	377,774
C&J Energy Services, Inc.*	15,450	356,895
Total Energy		23,048,882

INDUSTRIALS - 13.3%
Parker Hannifin Corp.	21,990	2,828,794
Quanta Services, Inc.*	86,660	2,734,989
United Technologies Corp.	23,750	2,702,750
URS Corp.	49,860	2,642,081
Republic Services, Inc. — Class A	77,100	2,559,720
Covanta Holding Corp.	110,070	1,953,743
Orbital Sciences Corp.*	48,821	1,137,529
Navigant Consulting, Inc.*	58,500	1,123,200
Aegion Corp. — Class A*	42,010	919,599
Towers Watson & Co. — Class A	3,816	486,960
General Cable Corp.	16,107	473,707
ICF International, Inc.*	11,100	385,281
United Stationers, Inc.	4,320	198,245
AZZ, Inc.	3,900	190,554
Saia, Inc.*	4,685	150,154
Total Industrials		20,487,306

INFORMATION TECHNOLOGY - 9.7%
Computer Sciences Corp.	90,800	5,073,904
Cisco Systems, Inc.	108,840	2,443,458
TE Connectivity Ltd.	43,580	2,401,694
IXYS Corp.	176,300	2,286,611
RF Micro Devices, Inc.*	119,150	614,814
NetApp, Inc.	13,970	574,726
Maxwell Technologies, Inc.*	68,700	533,799
Global Payments, Inc.	7,875	511,796
Semtech Corp.*	17,140	433,299
Total Information Technology		14,874,101

CONSUMER STAPLES - 8.6%
CVS Caremark Corp.	51,720	3,701,599
Wal-Mart Stores, Inc.	31,750	2,498,408
Bunge Ltd.	29,100	2,389,401
Mondelez International, Inc. — Class A	53,700	1,895,610
Kraft Foods Group, Inc.	17,900	965,168
Hormel Foods Corp.	18,480	834,742
Darling International, Inc.*	27,525	574,722
Ingredion, Inc.	5,610	384,061
Total Consumer Staples		13,243,711

CONSUMER DISCRETIONARY - 7.1%
Time Warner, Inc.	46,886	3,268,891
Lowe’s Companies, Inc.	43,550	2,157,903
DeVry Education Group, Inc.	28,700	1,018,850
Brown Shoe Company, Inc.	29,722	836,377
Kohl’s Corp.	9,790	555,583
Gentex Corp.	14,970	493,860
Scholastic Corp.	14,500	493,145
Cabela’s, Inc.*	7,360	490,618
Jack in the Box, Inc.*	9,290	464,686
Jones Group, Inc.	29,473	440,916
Guess?, Inc.	13,843	430,102
Chico’s FAS, Inc.	16,870	317,831
Total Consumer Discretionary		10,968,762

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

HEALTH CARE - 6.8%
Aetna, Inc.	36,470	$2,501,478
MEDNAX, Inc.*	35,000	1,868,300
UnitedHealth Group, Inc.	19,390	1,460,067
Teva Pharmaceutical Industries Ltd. ADR	29,810	1,194,785
Covidien plc	10,690	727,989
Pfizer, Inc.	23,470	718,886
Kindred Healthcare, Inc.	29,594	584,185
Hologic, Inc.*	24,443	546,301
Alere, Inc.*	12,771	462,310
Edwards Lifesciences Corp.*	4,020	264,355
Universal Health Services, Inc. Class B	1,480	120,265
Mallinckrodt plc*	1,475	77,084
Total Health Care		10,526,005

MATERIALS - 6.7%
Dow Chemical Co.	79,610	3,534,683
Owens-Illinois, Inc.*	47,630	1,704,201
Coeur Mining, Inc.*	123,200	1,336,720
Sonoco Products Co.	29,900	1,247,428
Zoltek Companies, Inc.*	30,900	517,575
Potash Corporation of Saskatchewan, Inc.	13,530	445,949
Landec Corp.*	36,480	442,138
Olin Corp.	13,436	387,629
Royal Gold, Inc.	5,860	269,970
Allied Nevada Gold Corp.*	68,500	243,175
Globe Specialty Metals, Inc.	6,587	118,632
Total Materials		10,248,100

UTILITIES - 2.9%
Edison International	58,310	2,699,753
Black Hills Corp.	13,950	732,515
Great Plains Energy, Inc.	23,922	579,869
MDU Resources Group, Inc.	13,819	422,170
Total Utilities		4,434,307

TELECOMMUNICATION SERVICES - 0.4%
Windstream Holdings, Inc.	80,380	641,432
Total Common Stocks
(Cost $106,761,282)		147,310,740

SHORT TERM INVESTMENTS† - 4.1%
Dreyfus Treasury Prime Cash
Management Fund	6,225,822	6,225,822
Total Short Term Investments
(Cost $6,225,822)		6,225,822
Total investments - 99.9%
(Cost $112,987,104)		$153,536,562

	Contracts
OPTIONS WRITTEN† - 0.0%
Call options on:
Ocwen Financial Corp. Expiring
January 2014 with strike
price of $60.00	86	(3,010)
Total Options Written
(Premiums received $29,068)		(3,010)
Other Assets & Liabilities, net - 0.1%		168,043
Total Net Assets - 100.0%		$153,701,595

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open options written contracts at December 31, 2013.
ADR — American Depositary Receipt
plc — Public Limited Company

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $112,987,104)	$153,536,562
Prepaid expenses	3,878
Receivables:
Dividends	276,541
Securities sold	61,489
Fund shares sold	2,674
Foreign taxes reclaim	2,604
Total assets	153,883,748
Liabilities:
Options written, at value (premiums received $29,068)	3,010
Overdraft due to custodian bank	1,860
Payable for:
Management fees	89,458
Fund shares redeemed	30,366
Fund accounting/administration fees	12,140
Transfer agent/maintenance fees	4,572
Directors’ fees*	1,029
Securities purchased	53
Miscellaneous	39,665
Total liabilities	182,153
Net assets	$153,701,595
Net assets consist of:
Paid in capital	$118,125,205
Undistributed net investment income	1,168,649
Accumulated net realized loss on investments	(6,167,775)
Net unrealized appreciation on investments	40,575,516
Net assets	$153,701,595
Capital shares outstanding	4,678,671
Net asset value per share	$32.85

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $8,990)	$2,472,744
Interest	241
Total investment income	2,472,985

Expenses:
Management fees	1,008,879
Transfer agent/maintenance fees	25,702
Fund accounting/administration fees	136,917
Directors’ fees*	14,630
Custodian fees	11,257
Tax expense	4
Miscellaneous	106,369
Total expenses	1,303,758
Net investment income	1,169,227

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,561,132
Options written	29,947
Net realized gain	13,591,079
Net change in unrealized appreciation (depreciation) on:
Investments	25,900,185
Options written	26,058
Net change in unrealized appreciation (depreciation)	25,926,243
Net realized and unrealized gain	39,517,322
Net increase in net assets resulting from operations	$40,686,549

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,169,227	$1,256,228
Net realized gain on investments	13,591,079	5,177,119
Net change in unrealized appreciation (depreciation) on investments	25,926,243	13,473,366
Net increase in net assets resulting from operations	40,686,549	19,906,713

Capital share transactions:
Proceeds from sale of shares	11,634,385	4,708,037
Cost of shares redeemed	(28,853,446)	(32,174,771)
Net decrease from capital share transactions	(17,219,061)	(27,466,734)
Net increase (decrease) in net assets	23,467,488	(7,560,021)

Net assets:
Beginning of year	130,234,107	137,794,128
End of year	$153,701,595	$130,234,107
Undistributed net investment income at end of year	$1,168,649	$1,256,228

Capital share activity:
Shares sold	399,098	203,910
Shares redeemed	(1,001,349)	(1,377,712)
Net decrease in shares	(602,251)	(1,173,802)

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.66	$21.35	$22.32	$19.14	$14.39
Income (loss) from investment operations:
Net investment income[a]	.24	.21	.15	.14	.16
Net gain (loss) on investments (realized and unrealized)	7.95	3.10	(1.12)	3.04	4.59
Total from investment operations	8.19	3.31	(.97)	3.18	4.75
Net asset value, end of period	$32.85	$24.66	$21.35	$22.32	$19.14

Total Return[b]	33.21%	15.50%	(4.35%)	16.61%	33.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,702	$130,234	$137,794	$165,722	$161,918
Ratios to average net assets:
Net investment income	0.81%	0.91%	0.69%	0.68%	1.00%
Total expenses	0.90%	0.89%	0.86%	0.86%	0.87%
Net expenses[c]	0.90%	0.89%	0.86%	0.86%	0.85%
Portfolio turnover rate	22%	14%	19%	11%	19%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and Kevin H. Gundersen, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series P (High Yield Series) returned 7.38%, compared with the 7.44% return of its benchmark, the Barclays U.S. Corporate High Yield Index.

High yield bonds posted their fifth consecutive year of positive returns in 2013. But Treasury-rate volatility mid-year spread into fixed-rate sectors and more than $11 billion was withdrawn from high-yield bond funds in June alone. Spreads widened over the summer, but then high-yield bonds posted four consecutive months of positive returns following the Fed decision not to taper QE in September, and spreads tightened by 60 basis points to close the year at 436 basis points, their tightest post-financial crisis level. Though spreads remain above historical lows, the same cannot be said for yields, which set a new record low of 5.1% in May 2013. Despite fund flow volatility, gross issuance in high-yield bonds totaled $340 billion, the second best issuance ever after $347 billion gross issuance in 2012.

Interest rate risk was the dominant focus of fixed income investors as positive economic momentum and dovish statements by the Federal Reserve (the “Fed”) led to rising interest rates. The yield on the 10-year Treasury note hit a two-year high of 3.0 percent to close 2013. The Fed’s decision to taper its bond purchases in December was largely driven by the strength of economic momentum as evidenced by a number of data releases in recent months. Risk markets responded positively as dovish Fed statements have continued to propel asset prices higher. While we believe that many risk assets are fully valued, credit assets have potential for continued spread compression in the near-term. It remains an optimal time to take prudent credit risk, though we are cautious with respect to aggressive pricing and weaker structures from issuers. High yield coupons should continue to serve as a cushion for leveraged credit performance, but investors may need to temper return expectations for 2014.

The Fund kept pace with its benchmark for the period, largely due to individual credit selection and its underweight stances relative to the benchmark in BB-rated bonds and longer-duration assets, which served the Fund particularly well during the summer volatility when rates rose sharply. Conversely, the underweight in longer-duration assets detracted from performance when rates fell in September.

In underweighting BB bonds, the Fund moved down the credit spectrum to purchase high yield bonds with higher yields but without a commensurate level of risk. The Fund also remained focused on a market sweet spot: middle-market issuers, tranches between $300 and $750 million. Issuers in this range are generally small but growing companies in newer, yet fundamentally sound, industries accounting for about 40% of the high yield market.

Another important factor in Fund performance for the period was increasing its allocation to bank loans, many of the loans in the single B category. This increased allocation is a defensive measure; as the credit cycle matures, the potential for interest rate volatility increases. When the market sells off, as it did in May, June and August, the allocation benefits performance. But the allocation can be a drag on performance when rates are falling or remain low. While we still like bank loans as an asset class, technical factors, such as the potential for lower demand from the CLO origination market and mutual fund flows, suggest that market events over the next few months should be monitored carefully.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

90 | The Guggenheim Funds annual REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES P (HIGH YIELD SERIES)

OBJECTIVE:  Seeks high current income. Capital appreciation is a secondary objective.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series P (High Yield Series)	7.38%	19.71%	8.51%
Barclays U.S. Corporate High Yield Index	7.44%	18.93%	8.62%

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	2.8%
TPC Group, Inc.	1.5%
Nationstar Mortgage LLC / Nationstar Capital Corp.	1.5%
MDC Partners, Inc.	1.5%
GRD Holdings III Corp.	1.5%
First Data Corp.	1.4%
Sabre, Inc.	1.3%
Checkers Drive-In Restaurants, Inc.	1.3%
Central Garden and Pet Co.	1.3%
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.	1.3%
Top Ten Total	15.4%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: August 5, 1996

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AA	0.4%
BBB	4.5%
BB	25.5%
B	50.1%
CCC	14.7%
CC	0.1%
D	0.1%
NR	0.1%
Other Instruments
Short Term Investments	2.6%
Preferred Stocks	1.0%
Common Stocks	0.9%
Warrants	0.0%
Total Investments	100.0%

 The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 1.0%

ENERGY - 0.4%
Stallion Oilfield Holdings Ltd.††	19,265	$443,095

FINANCIALS - 0.3%
CIT Group, Inc.	7,613	396,865
Leucadia National Corp.	247	7,000
Adelphia Recovery Trust*,†††,1	5,270	53
Total Financials		403,918

CONSUMER DISCRETIONARY - 0.3%
Sonic Automotive, Inc. — Class A	15,103	369,721
Aimia, Inc.	5	92
MEDIQ, Inc.*,†††,1	92	1
Total Consumer Discretionary		369,814

CONSUMER STAPLES - 0.0%
Crimson Wine Group Ltd.*	24	212

INDUSTRIALS - 0.0%
Delta Air Lines, Inc.	1	28
Chorus Aviation, Inc.	3	11
Total Industrials		39
Total Common Stocks
(Cost $837,375)		1,217,078

PREFERRED STOCKS† - 1.1%
Citigroup Capital XIII
7.88% due 10/30/40[2]	25,000	681,250
Aspen Insurance Holdings Ltd.
5.95% due 07/01/23[2,3]	30,000	680,100
U.S. Shipping Corp.*,††	24,529	12,265
Total Preferred Stocks
(Cost $2,000,000)		1,373,615

WARRANTS††† - 0.0%
Reader’s Digest Association, Inc.
$1.00, 02/19/14[1]	478	5
Total Warrants
(Cost $—)		5

SHORT TERM INVESTMENTS† - 2.8%
Dreyfus Treasury Prime Cash
Management Fund	3,412,551	3,412,551
Total Short Term Investments
(Cost $3,412,551)		3,412,551

	Face
	Amount
CORPORATE BONDS†† - 77.4%
ENERGY - 14.9%
BreitBurn Energy Partners Limited
Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[7]	$1,550,000	1,611,999
8.63% due 10/15/20	250,000	268,750
Crestwood Midstream Partners
Limited Partnership / Crestwood
Midstream Finance Corp.
7.75% due 04/01/19[7]	1,200,000	1,302,000
6.13% due 03/01/22[4]	500,000	512,500
Hiland Partners Limited Partnership /
Hiland Partners Finance Corp.
7.25% due 10/01/20[4]	1,500,000	1,608,749
Bill Barrett Corp.
7.00% due 10/15/22[7]	1,250,000	1,296,875
7.63% due 10/01/19	200,000	215,000
Gibson Energy, Inc.
6.75% due 07/15/21[4]	1,400,000	1,480,500
Eagle Rock Energy Partners
Limited Partnership / Eagle Rock
Energy Finance Corp.
8.38% due 06/01/19	1,215,000	1,324,350
Legacy Reserves Limited Partnership /
Legacy Reserves Finance Corp.
6.63% due 12/01/21[4]	725,000	701,438
8.00% due 12/01/20[4]	505,000	525,200
Penn Virginia Resource Partners
Limited Partnership / Penn Virginia
Resource Finance Corp.
8.25% due 04/15/18	1,100,000	1,166,000
Endeavor Energy Resources Limited
Partnership / EER Finance, Inc.
7.00% due 08/15/21[4]	1,150,000	1,161,500
Atlas Energy Holdings Operating
Company LLC / Atlas Resource
Finance Corp.
7.75% due 01/15/21[4]	700,000	672,000
9.25% due 08/15/21[4]	250,000	255,625
Midstates Petroleum Company
Incorporated / Midstates
Petroleum Co LLC
10.75% due 10/01/20	700,000	761,250
Memorial Production Partners
Limited Partnership / Memorial
Production Finance Corp.
7.63% due 05/01/21[4]	709,000	728,498
SESI LLC
7.13% due 12/15/21	500,000	557,500
Ultra Petroleum Corp.
5.75% due 12/15/18[4]	450,000	462,375
Unit Corp.
6.63% due 05/15/21	400,000	422,000
Rosetta Resources, Inc.
5.88% due 06/01/22	350,000	347,375
Pacific Drilling S.A.
5.38% due 06/01/20[4]	325,000	326,625
SandRidge Energy, Inc.
8.75% due 01/15/20	200,000	215,500
Exterran Partners Limited
Partnership / EXLP Finance Corp.
6.00% due 04/01/21[4]	175,000	173,688

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES P (HIGH YIELD SERIES)

	Face
	Amount	Value

Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	$150,000	$164,250
IronGate Energy Services LLC
11.00% due 07/01/18[4]	125,000	121,250
SemGroup, LP
8.75% due 11/15/15†††,1,6	1,700,000	—
Total Energy		18,382,797

CONSUMER DISCRETIONARY - 13.6%
MDC Partners, Inc.
6.75% due 04/01/20[4]	1,750,000	1,830,938
GRD Holdings III Corp.
10.75% due 06/01/19[4]	1,650,000	1,798,499
Sabre, Inc.
8.50% due 05/15/19[4]	1,500,000	1,664,999
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[1,4]	1,500,000	1,657,500
AmeriGas Finance LLC /
AmeriGas Finance Corp.
7.00% due 05/20/22	1,420,000	1,540,700
Laureate Education, Inc.
9.25% due 09/01/19[4]	1,300,000	1,413,750
Travelport LLC / Travelport Holdings, Inc.
13.88% due 03/01/16[4]	770,657	816,896
Stanadyne Corp.
10.00% due 08/15/14	785,000	761,450
CPG Merger Sub LLC
8.00% due 10/01/21[4]	700,000	728,000
INTCOMEX, Inc.
13.25% due 12/15/14	720,000	699,300
WMG Acquisition Corp.
11.50% due 10/01/18	480,000	552,000
Continental Airlines 2012-2 Class B
Pass Through Trust
5.50% due 10/29/20	500,000	515,000
Vail Resorts, Inc.
6.50% due 05/01/19	450,000	477,000
DreamWorks Animation SKG, Inc.
6.88% due 08/15/20[4]	450,000	475,875
GLP Capital Limited Partnership /
GLP Financing II, Inc.
4.88% due 11/01/20[4]	400,000	400,000
Cablevision Systems Corp.
7.75% due 04/15/18	300,000	334,875
Sirius XM Holdings, Inc.
5.88% due 10/01/20[4]	300,000	306,000
Suburban Propane Partners
Limited Partnership/Suburban
Energy Finance Corp.
7.50% due 10/01/18	253,000	271,343
Snoqualmie Entertainment Authority
9.13% due 02/01/15[4]	265,000	262,350
Stanadyne Holdings, Inc.
11.99% due 02/15/15[5]	225,000	140,625
Gibson Brands, Inc.
8.88% due 08/01/18[4]	100,000	105,500
Seminole Hard Rock Entertainment
Incorporated / Seminole Hard Rock
International LLC
5.88% due 05/15/21[4]	100,000	98,250
Total Consumer Discretionary		16,850,850

FINANCIALS - 10.3%
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	1,800,000	1,831,500
Icahn Enterprises Limited
Partnership / Icahn Enterprises
Finance Corp.
6.00% due 08/01/20[4]	950,000	978,500
8.00% due 01/15/18[7]	500,000	520,000
Kennedy-Wilson, Inc.
8.75% due 04/01/19[7]	1,175,000	1,289,563
Lancashire Holdings Ltd.
5.70% due 10/01/22[4]	1,260,000	1,272,322
Opal Acquisition, Inc.
8.88% due 12/15/21[4]	1,250,000	1,243,750
Wilton Re Finance LLC
5.88% due 03/30/33[2,4]	900,000	886,500
Credit Acceptance Corp.
9.13% due 02/01/17	800,000	840,000
Ally Financial, Inc.
2.75% due 01/30/17	800,000	803,000
American Equity Investment Life
Holding Co.
6.63% due 07/15/21	700,000	731,500
Nielsen Company Luxembourg SARL
5.50% due 10/01/21[4]	650,000	659,750
Jefferies Finance LLC /
JFIN Company-Issuer Corp.
7.38% due 04/01/20[4]	455,000	473,200
Oxford Finance LLC / Oxford Finance
Company-Issuer, Inc.
7.25% due 01/15/18[4]	400,000	421,000
Majid AL Futtaim Holding
7.12% due 12/31/49	300,000	303,063
Jefferies LoanCore LLC /
JLC Finance Corp.
6.88% due 06/01/20[4]	300,000	297,000
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[4]	225,000	236,250
Total Financials		12,786,898

INDUSTRIALS - 9.6%
CEVA Group plc
8.38% due 12/01/17[4,7]	1,250,000	1,306,249
Deutsche Raststatten
6.75% due 12/30/20	900,000	1,292,008
Reynolds Group Issuer Incorporated /
Reynolds Group Issuer LLC /
Reynolds Group Issuer Lu
7.13% due 04/15/19	500,000	532,500
6.88% due 02/15/21	400,000	431,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES P (HIGH YIELD SERIES)

	Face Amount/Shares	Value

Marquette Transportation Company
LLC / Marquette Transportation
Finance Corp.
10.88% due 01/15/17	$860,000	$907,300
Virgin Media Finance plc
6.38% due 04/15/23[4]	800,000	814,000
ADT Corp.
6.25% due 10/15/21[4]	600,000	630,000
Victor Technologies Group, Inc.
9.00% due 12/15/17	569,000	608,830
Jaguar Holding Company II /
Jaguar Merger Sub, Inc.
9.50% due 12/01/19[4]	500,000	562,500
Briggs & Stratton Corp.
6.88% due 12/15/20[7]	500,000	549,375
Building Materials Corporation of America
6.75% due 05/01/21[4]	500,000	541,250
Virgin Media Secured Finance plc
6.50% due 01/15/18	500,000	518,125
NCR Escrow Corp.
6.38% due 12/15/23[4]	250,000	255,312
5.88% due 12/15/21[4]	250,000	254,688
Amsted Industries, Inc.
8.13% due 03/15/18[4]	450,000	474,188
Checkers & Rally’s Restaurants, Inc.
11.63% due 11/01/16[4]	375,000	382,500
Prestige Brands, Inc.
5.38% due 12/15/21[4]	350,000	353,500
Level 3 Financing, Inc.
6.13% due 01/15/21[4]	300,000	303,000
Darling Escrow Corp.
5.38% due 01/15/22[4]	300,000	302,250
AmeriGas Finance LLC /
AmeriGas Finance Corp.
6.75% due 05/20/20	250,000	273,125
USG Corp.
5.88% due 11/01/21[4]	200,000	208,000
Audatex North America, Inc.
6.13% due 11/01/23[4]	200,000	206,000
International Lease Finance Corp.
8.25% due 12/15/20	100,000	117,000
Travelport LLC
11.88% due 09/01/16	100,000	101,500
RR Donnelley & Sons Co.
6.50% due 11/15/23	11,000	11,110
Total Industrials		11,935,310

INFORMATION TECHNOLOGY - 6.6%
First Data Corp.
8.75% due 01/15/22[4]	1,625,000	1,734,688
6.75% due 11/01/20[4]	100,000	104,000
Eagle Midco, Inc.
9.00% due 06/15/18[4]	1,250,000	1,303,125
Aspect Software, Inc.
10.63% due 05/15/17	1,040,000	1,047,800
Audatex North America, Inc.
6.00% due 06/15/21[4]	1,000,000	1,047,500
Activision Blizzard, Inc.
5.63% due 09/15/21[4,7]	969,000	1,002,915
IAC
4.88% due 11/30/18[4]	500,000	511,250
4.75% due 12/15/22	450,000	419,625
Stratus Technologies Bermuda Limited /
Stratus Technologies, Inc.
12.00% due 03/29/15	561	561,000
iGATE Corp.
9.00% due 05/01/16	396,000	420,750
Total Information Technology		8,152,653

CONSUMER STAPLES - 5.8%
Central Garden and Pet Co.
8.25% due 03/01/18	1,700,000	1,653,250
Vector Group Ltd.
7.75% due 02/15/21	1,485,000	1,570,388
Harbinger Group, Inc.
7.88% due 07/15/19[4,7]	1,250,000	1,342,188
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[4]	831,000	909,944
KeHE Distributors LLC /
KeHE Finance Corp.
7.63% due 08/15/21[4]	700,000	742,000
Bumble Bee Holdco SCA
9.63% due 03/15/18[4]	600,000	633,000
US Foods, Inc.
8.50% due 06/30/19	350,000	383,250
Total Consumer Staples		7,234,020

TELECOMMUNICATION SERVICES - 5.4%
Sitel LLC / Sitel Finance Corp.
11.00% due 08/01/17[4]	1,190,000	1,270,325
Alcatel-Lucent USA, Inc.
8.88% due 01/01/20[4]	500,000	557,500
6.75% due 11/15/20[4]	400,000	415,500
UPCB Finance V Ltd.
7.25% due 11/15/21[4]	800,000	868,000
Zayo Group LLC / Zayo Capital, Inc.
8.13% due 01/01/20	600,000	657,000
DISH DBS Corp.
6.75% due 06/01/21	600,000	636,000
Expo Event Transco, Inc.
9.00% due 06/15/21[4]	575,000	585,063
CyrusOne Limited Partnership /
CyrusOne Finance Corp.
6.38% due 11/15/22	500,000	517,500
Unitymedia Hessen GmbH & Company KG /
Unitymedia NRW GmbH
5.50% due 01/15/23[4]	500,000	485,000
GXS Worldwide, Inc.
9.75% due 06/15/15	400,000	413,000
CommScope, Inc.
8.25% due 01/15/19[4]	224,000	245,560
Total Telecommunication Services		6,650,448

MATERIALS - 4.4%
TPC Group, Inc.
8.75% due 12/15/20[4]	1,730,000	1,838,125

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

KGHM International Ltd.
7.75% due 06/15/19[4]	$1,275,000	$1,345,125
Steel Dynamics, Inc.
7.63% due 03/15/20	900,000	976,500
Pretium Packaging LLC / Pretium Finance, Inc.
11.50% due 04/01/16	600,000	640,500
Eldorado Gold Corp.
6.13% due 12/15/20[4]	465,000	447,563
Mirabela Nickel Ltd.
8.75% due 04/15/18[1,4]	610,000	152,500
3.50% due 03/28/14[1,4]	111,305	111,305
Total Materials		5,511,618

Utilities - 3.8%
Elwood Energy LLC
8.16% due 07/05/26	1,090,250	1,169,293
Atlas Pipeline Partners Limited
Partnership / Atlas Pipeline
Finance Corp.
6.63% due 10/01/20	1,000,000	1,045,000
LBC Tank Terminals Holding
Netherlands BV
6.88% due 05/15/23[4]	850,000	878,688
NGL Energy Partners Limited
Partnership / NGL Energy
Finance Corp.
6.88% due 10/15/21[4]	700,000	717,500
Crestwood Midstream Partners
Limited Partnership / Crestwood
Midstream Finance Corp.
6.00% due 12/15/20	600,000	618,000
Midstates Petroleum Company
Incorporated / Midstates
Petroleum Co LLC
9.25% due 06/01/21	300,000	313,500
Total Utilities		4,741,981

Health Care - 2.7%
Catalent Pharma Solutions, Inc.
7.88% due 10/15/18	1,250,000	1,271,875
Valeant Pharmaceuticals International, Inc.
5.63% due 12/01/21[4]	700,000	703,500
Symbion, Inc.
8.00% due 06/15/16	550,000	583,000
Valeant Pharmaceuticals International
6.75% due 08/15/18[4]	500,000	549,375
Physio-Control International, Inc.
9.88% due 01/15/19[4]	200,000	224,000
Total Health Care		3,331,750

Real Estate - 0.3%
DuPont Fabros Technology, LP
5.88% due 09/15/21	400,000	413,000
Total Corporate Bonds
(Cost $93,906,136)		95,991,325

SENIOR FLOATING RATE INTERESTS††,2 - 23.5%
Consumer Discretionary - 5.2%
GCA Services Group, Inc.
9.25% due 11/01/20	1,200,000	1,214,256
Steinway Musical Instruments, Inc.
9.25% due 09/18/20	1,000,000	1,032,500
IntraWest Holdings S.à r.l.
5.50% due 11/26/20	700,000	706,125
Lions Gate Entertainment Corp.
5.00% due 07/18/20	700,000	701,750
NES Global Talent
6.50% due 10/02/19	700,000	696,500
Fleetpride Corp.
9.25% due 05/15/20	600,000	570,498
Hilton Worldwide Holdings, Inc.
3.75% due 10/26/20	560,526	564,730
Transtar Industries, Inc.
9.75% due 10/09/19	350,000	332,500
Applied Systems, Inc.
8.25% due 06/08/17	250,000	250,313
Neiman Marcus Group, Inc.
5.00% due 10/25/20	200,000	202,306
Totes Isotoner Corp.
7.25% due 07/07/17	181,166	181,507
Total Consumer Discretionary		6,452,985

Industrials - 4.6%
Travelport Holdings Ltd.
9.50% due 01/31/16	1,185,100	1,223,616
6.25% due 06/26/19	298,201	305,408
Mitchell International, Inc.
8.50% due 10/11/21	1,350,000	1,367,727
syncreon
5.25% due 10/28/20	730,000	725,897
SIRVA Worldwide, Inc.
7.50% due 03/27/19	595,500	607,410
US Shipping Corp.
9.00% due 04/30/18	497,500	508,694
Mast Global
8.25% due 09/12/19†††,1	300,000	297,000
Panolam Industries International, Inc.
7.25% due 08/23/17	269,663	258,202
Sutherland Global Services, Inc.
7.25% due 03/06/19	240,625	240,023
NaNa Development Corp.
8.00% due 03/15/18	127,500	128,775
Total Industrials		5,662,752

Information Technology - 3.6%
SumTotal Systems
6.28% due 11/16/18	1,403,919	1,382,859
Greenway Medical Technolgies
9.25% due 11/04/21	500,000	502,500
6.00% due 11/04/20	400,000	398,000
Wall Street Systems
9.25% due 10/25/20	750,000	755,625
EIG Investors Corp.
5.00% due 11/09/19	498,750	500,935

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES P (HIGH YIELD SERIES)

	Face
	Amount	Value

Infor (US), Inc.
3.75% due 06/03/20	$450,000	$448,970
GlobalLogic Holdings, Inc.
6.25% due 06/03/19	250,000	249,375
P2 Energy Solutions
5.00% due 10/30/20	220,000	220,825
Total Information Technology		4,459,089

FINANCIALS - 2.7%
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	935,455	928,439
Magic Newco, LLC
12.00% due 06/12/19	700,000	802,375
5.00% due 12/12/18	99,748	100,371
Digital Insight
8.75% due 08/01/20	370,000	377,400
4.75% due 10/16/19	270,000	270,000
Cetera Financial Group, Inc.
6.50% due 08/07/19	496,875	502,465
First Advantage Corp.
6.25% due 02/28/19	298,500	297,942
Knight/Getco
5.75% due 11/30/17	87,850	87,960
Total Financials		3,366,952

TELECOMMUNICATION SERVICES - 2.2%
Associated Partners, Inc.
6.67% due 12/21/15†††,1	1,400,000	1,403,499
Avaya, Inc.
8.00% due 03/31/18	642,501	651,014
Hemisphere Media Group, Inc.
6.25% due 07/30/20	258,700	259,670
Cumulus Media, Inc.
4.25% due 12/18/20	250,000	251,250
Cengage Learning Acquisitions, Inc.
7.75% due 07/31/17[6]	139,630	108,476
Total Telecommunication Services		2,673,909

CONSUMER STAPLES - 2.1%
AdvancePierre Foods, Inc.
9.50% due 10/10/17	1,550,000	1,488,000
Reddy Ice Holdings, Inc.
10.75% due 10/01/19	530,000	511,450
CTI Foods Holding Co. LLC
8.25% due 06/28/21	350,000	351,750
Performance Food Group
6.25% due 11/14/19	248,750	249,889
Total Consumer Staples		2,601,089

HEALTH CARE - 1.2%
Apria Healthcare Group, Inc.
6.75% due 04/06/20	621,875	623,169
Nextech Systems LLC
6.00% due 10/28/18	400,000	392,000
Merge Healthcare, Inc.
6.00% due 04/23/19	304,257	282,959
Learning Care Group (US), Inc.
6.00% due 05/08/19	248,750	249,683
Total Health Care		1,547,811

UTILITIES - 1.2%
Astoria Generating Company
Acquisitions LLC
8.50% due 10/26/17	1,462,500	1,506,375

ENERGY - 0.7%
Panda Sherman
9.00% due 09/14/18	650,000	666,250
Rice Energy
8.50% due 10/25/18	248,125	252,467
Total Energy		918,717
Total Senior Floating Rate Interests
(Cost $28,820,554)		29,189,679

ASSET BACKED SECURITIES†† - 0.4%
Bristol Bay Funding Ltd.
2004-1A, 1.24% due 02/01/16[2,4]	483,374	480,087
Total Asset Backed securities
(Cost $478,736)		480,087
Total Investments - 106.2%
(Cost $129,455,352)		$131,664,340
Other Assets & Liabilities, net - (6.2)%		(7,681,184)
Total Net Assets - 100.0%		$123,983,156

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

			Settlement	Settlement	Value at	Net Unrealized
Contracts to Sell	Currency	Counterparty	Date	Value	12/31/13	Depreciation
1,230,000	Euro	BNY Mellon	01/03/14	$1,230,300	$1,238,262	$(7,962)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[3]	Perpetual maturity.
[4]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $54,443,542 (cost $53,103,423), or 43.9% of total net assets.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[6]	Security is in default of interest and/or principal obligations.
[7]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 14.
plc — Public Limited Company
REIT — Real Estate Investment Trust

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $129,455,352)	$131,664,340
Cash	129,339
Prepaid expenses	9,273
Receivables:
Interest	2,051,094
Securities sold	51,938
Dividends	11,535
Fund shares sold	8,322
Total assets	133,925,841
Liabilities:
Reverse Repurchase Agreements	7,687,057
Unrealized depreciation on forward foreign currency exchange contracts	7,962
Payable for:
Securities purchased	1,735,825
Fund shares redeemed	351,762
Management fees	80,120
Fund accounting/administration fees	10,148
Transfer agent/maintenance fees	3,450
Directors’ fees*	879
Miscellaneous	65,482
Total liabilities	9,942,685
Net assets	$123,983,156
Net assets consist of:
Paid in capital	$111,635,665
Undistributed net investment income	9,702,576
Accumulated net realized gain on investments	443,877
Net unrealized appreciation on investments	2,201,038
Net assets	$123,983,156
Capital shares outstanding	3,755,295
Net asset value per share	$33.02

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Interest	$9,331,505
Dividends (net of foreign withholding tax of $1)	327,723
Other income	8,943
Total investment income	9,668,171

Expenses:
Management fees	913,602
Transfer agent/maintenance fees	25,702
Fund accounting/administration fees	115,721
Printing expenses	73,618
Custodian fees	40,810
Directors’ fees*	12,846
Short interest expense	5,923
Tax expense	4
Miscellaneous	118,821
Total expenses	1,307,047
Net investment income	8,361,124

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	526,652
Foreign currency	(10,470)
Securities sold short	17,500
Net realized gain	533,682
Net change in unrealized appreciation (depreciation) on:
Investments	292,699
Foreign currency	(7,950)
Net change in unrealized appreciation (depreciation)	284,749
Net realized and unrealized gain	818,431
Net increase in net assets resulting from operations	$9,179,555

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$8,361,124	$8,959,071
Net realized gain on investments	533,682	4,777,534
Net change in unrealized appreciation (depreciation) on investments	284,749	3,950,334
Net increase in net assets resulting from operations	9,179,555	17,686,939

Capital share transactions:
Proceeds from sale of shares	60,438,050	67,473,900
Cost of shares redeemed	(83,887,297)	(65,064,117)
Net increase (decrease) from capital share transactions	(23,449,247)	2,409,783
Net increase (decrease) in net assets	(14,269,692)	20,096,722

Net assets:
Beginning of year	138,252,848	118,156,126
End of year	$123,983,156	$138,252,848
Undistributed net investment income at end of year	$9,702,576	$10,720,118

Capital share activity:
Shares sold	1,885,864	2,354,539
Shares redeemed	(2,627,041)	(2,272,280)
Net increase (decrease) in shares	(741,177)	82,259

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$30.75	$26.77	$26.78	$23.20	$13.37
Income (loss) from investment operations:
Net investment income[a]	2.20	2.01	2.00	2.02	1.89
Net gain (loss) on investments (realized and unrealized)	.07	1.97	(2.01)	1.56	7.94
Total from investment operations	2.27	3.98	(.01)	3.58	9.83
Net asset value, end of period	$33.02	$30.75	$26.77	$26.78	$23.20

Total Return[b]	7.38%	14.87%	(0.04%)	15.43%	73.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,983	$138,253	$118,156	$138,449	$139,132
Ratios to average net assets:
Net investment income	6.86%	6.95%	7.34%	8.16%	10.24%
Total expenses	1.07%	0.95%	0.93%	0.94%	0.94%
Portfolio turnover rate	100%	95%	64%	56%	48%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series Q (Small Cap Value Series) returned 36.79%, compared with the Russell 2000® Value Index, which returned 34.52%.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped most by stock selection in the Energy and Financials sectors. The largest detractor from performance was stock selection in the Materials and Consumer Discretionary sectors.

The holdings contributing most to portfolio performance over the period were Cree, Inc., a maker of LED lighting; and Goodrich Petroleum, the U.S. explorer and producer of oil and natural gas properties.

The largest detractors were two precious metals mining companies, Coeur Mining, Inc., and Allied Nevada Gold Corp., which underperformed due to the selloff in gold earlier in 2013.

Sector positioning in the Fund is largely a result of stock selection decisions where the Fund believes it is finding the most attractive investment opportunities. The largest changes in positioning from a year ago were an increase in the Financials sector exposure and a decrease in the Consumer Staples sector exposure.

The Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Investment opportunities appear attractive in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Financials sector was the largest in both the Fund and the benchmark. However, the Fund is most underweight in this sector relative to its benchmark. This is mostly due to a zero weight in the REIT industry, which is a significant part of the Financials sector. REITs appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes. The Fund instead continues to favor the insurance industry, which is non-interest-sensitive, and the mortgage servicing industry.

The Fund continues to focus on searching for companies with good long-term fundamental prospects and attractive valuations that are more likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

100 | The Guggenheim Funds annual REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE:  Seeks long-term capital appreciation.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	36.79%	24.27%	12.11%
Russell 2000 Value Index	34.52%	17.64%	8.61%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	4.0%
PMFG, Inc.	2.5%
Covanta Holding Corp.	2.5%
Reinsurance Group of America, Inc. — Class A	2.4%
Global Cash Access Holdings, Inc.	1.8%
Dreyfus Treasury Prime Cash Management Fund	1.8%
UGI Corp.	1.8%
Invacare Corp.	1.7%
Home Loan Servicing Solutions Ltd.	1.7%
Curtiss-Wright Corp.	1.7%
Top Ten Total	21.9%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.5%

INDUSTRIALS - 25.2%
PMFG, Inc.*	387,847	$3,510,015
Covanta Holding Corp.[1]	196,500	3,487,875
Curtiss-Wright Corp.	37,120	2,309,977
ABM Industries, Inc.	73,010	2,087,356
ICF International, Inc.*	59,690	2,071,840
Navigant Consulting, Inc.*	102,340	1,964,928
Celadon Group, Inc.	97,759	1,904,345
Powell Industries, Inc.	24,843	1,664,233
Great Lakes Dredge & Dock Corp.*	180,083	1,656,764
General Cable Corp.	55,605	1,635,343
KEYW Holding Corp.*	119,772	1,609,736
Sterling Construction Company, Inc.*	136,358	1,599,479
Orbital Sciences Corp.*	67,621	1,575,569
Energy Recovery, Inc.*	270,940	1,506,426
Aegion Corp. — Class A*	66,688	1,459,800
Dynamic Materials Corp.	61,136	1,329,097
DigitalGlobe, Inc.*	17,977	739,754
Rand Logistics, Inc.*	127,400	735,098
Marten Transport Ltd.	34,888	704,389
Global Power Equipment Group, Inc.	35,030	685,537
Saia, Inc.*,1	19,660	630,103
AZZ, Inc.	8,720	426,059
Total Industrials		35,293,723

FINANCIALS - 21.5%
Hanover Insurance Group, Inc.	94,470	5,640,804
Reinsurance Group of America,
Inc. — Class A	42,575	3,295,731
Home Loan Servicing Solutions Ltd.	102,810	2,361,546
Endurance Specialty Holdings Ltd.	38,970	2,286,370
Horace Mann Educators Corp.	66,160	2,086,686
1st Source Corp.	54,280	1,733,704
Safeguard Scientifics, Inc.*	76,600	1,538,894
Campus Crest Communities, Inc.	137,770	1,296,416
Ocwen Financial Corp.*,1	23,201	1,286,495
Berkshire Hills Bancorp, Inc.	45,440	1,239,149
Employers Holdings, Inc.	33,720	1,067,238
AMERISAFE, Inc.	24,704	1,043,497
BancFirst Corp.	18,507	1,037,502
Solar Senior Capital Ltd.	49,174	895,950
Navigators Group, Inc.*	13,420	847,607
Lexington Realty Trust	77,080	786,987
PrivateBancorp, Inc. — Class A	26,452	765,256
Redwood Trust, Inc.	39,084	757,057
Simmons First National Corp. —
Class A	3,722	138,272
Total Financials		30,105,161

INFORMATION TECHNOLOGY - 14.1%
Global Cash Access Holdings, Inc.*	254,110	2,538,558
Insight Enterprises, Inc.*	85,149	1,933,734
IXYS Corp.	126,240	1,637,332
Maxwell Technologies, Inc.*	205,229	1,594,629
Digi International, Inc.*	125,839	1,525,169
Global Payments, Inc.	23,380	1,519,466
RF Micro Devices, Inc.*	232,400	1,199,184
Semtech Corp.*	43,970	1,111,562
Newport Corp.*	59,450	1,074,262
Spansion, Inc. — Class A*	75,380	1,047,028
Carbonite, Inc.*	80,250	949,358
Silicon Graphics International Corp.*	67,470	904,773
Rubicon Technology, Inc.*	75,850	754,708
Higher One Holdings, Inc.*	75,500	736,880
Mercury Systems, Inc.*	58,760	643,422
Multi-Fineline Electronix, Inc.*	40,480	562,267
Total Information Technology		19,732,332

CONSUMER DISCRETIONARY - 10.8%
Brown Shoe Company, Inc.	79,540	2,238,257
International Speedway Corp. — Class A	62,060	2,202,509
DeVry Education Group, Inc.	49,650	1,762,575
iRobot Corp.*	50,295	1,748,757
Cabela’s, Inc.*	21,000	1,399,860
Scholastic Corp.	33,764	1,148,314
Guess?, Inc.	34,178	1,061,910
Jones Group, Inc.	70,065	1,048,172
Gentex Corp.	30,850	1,017,742
Chico’s FAS, Inc.	49,260	928,058
Stage Stores, Inc.	21,841	485,307
Total Consumer Discretionary		15,041,461

HEALTH CARE - 7.4%
Invacare Corp.	101,950	2,366,259
Emergent Biosolutions, Inc.*	87,240	2,005,648
Greatbatch, Inc.*	44,591	1,972,705
Kindred Healthcare, Inc.	59,290	1,170,385
Tornier N.V.*	58,740	1,103,725
Alere, Inc.*	27,045	979,029
Discovery Laboratories, Inc.*	347,320	781,470
Total Health Care		10,379,221

ENERGY - 6.6%
Resolute Energy Corp.*	240,990	2,176,139
Clayton Williams Energy, Inc.*	25,227	2,067,353
Oasis Petroleum, Inc.*	33,380	1,567,859
Patterson-UTI Energy, Inc.	40,010	1,013,053
Sanchez Energy Corp.*	33,250	814,958
C&J Energy Services, Inc.*	32,430	749,133
Energy XXI Bermuda Ltd.	26,620	720,337
Emerald Oil, Inc.*	23,050	176,563
Total Energy		9,285,395

MATERIALS - 5.7%
Zoltek Companies, Inc.*	123,060	2,061,256
Coeur Mining, Inc.*	125,000	1,356,250
Allied Nevada Gold Corp.*	344,730	1,223,791
Landec Corp.*	98,054	1,188,414
Olin Corp.	35,201	1,015,549
Royal Gold, Inc.	15,580	717,771
Globe Specialty Metals, Inc.	18,629	335,508
Total Materials		7,898,539

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

UTILITIES - 5.4%
UGI Corp.	59,140	$2,451,944
Laclede Group, Inc.	40,110	1,826,609
Black Hills Corp.	29,180	1,532,242
South Jersey Industries, Inc.	19,650	1,099,614
MDU Resources Group, Inc.	23,105	705,858
Total Utilities		7,616,267

CONSUMER STAPLES - 0.8%
Darling International, Inc.*	51,346	1,072,104
Total Common Stocks
(Cost $99,615,485)		136,424,203

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,3	116,667	9,879
Total Convertible Preferred Stocks
(Cost $111,410)		9,879

WARRANTS†† - 0.2%
Horizon Pharma, Inc.
$4.58, 09/20/17	98,150	317,025
Total Warrants
(Cost $—)		317,025

SHORT TERM INVESTMENTS† - 1.8%
Dreyfus Treasury Prime Cash
Management Fund	2,474,271	2,474,271
Total Short Term Investments
(Cost $2,474,271)		2,474,271

	Face
	Amount

CONVERTIBLE BONDS†† - 0.4%
INDUSTRIALS - 0.4%
DryShips, Inc.
5.00% due 12/01/14	$600,000	606,375
Total Convertible Bonds
(Cost $546,597)		606,375
Total Investments - 99.9%
(Cost $102,747,763)		$139,831,753

	Contracts
OPTIONS WRITTEN† - 0.0%
Call options on:
Ocwen Financial Corp.
Expiring January 2014
with strike price of $60.00	116	(4,060)
Saia Inc.††
Expiring March 2014
with strike price of $35.00	162	(19,440)
Total Call options		(23,500)
Put options on:
Covanta Holding Corp.
Expiring March 2014
with strike price of $17.50	168	(15,120)
Total Options Written
(Premiums received $101,463)		(38,620)
Other Assets & Liabilities, net - 0.1%		149,883
Total Net Assets - 100.0%		$139,943,016

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as collateral for open options written contracts at December 31, 2013.
[2]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[3]	Illiquid security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments, at value
(cost $102,747,763)	$139,831,753
Prepaid expenses	3,422
Receivables:
Dividends	198,582
Securities sold	140,448
Fund shares sold	67,548
Interest	2,555
Total assets	140,244,308
Liabilities:
Options written, at value (premiums received $101,463)	38,620
Overdraft due to custodian bank	20,808
Payable for:
Management fees	109,400
Fund shares redeemed	82,288
Fund accounting/administration fees	10,940
Transfer agent/maintenance fees	4,404
Directors’ fees*	349
Miscellaneous	34,483
Total liabilities	301,292
Net assets	$139,943,016
Net assets consist of:
Paid in capital	$89,206,850
Accumulated net investment loss	(309,867)
Accumulated net realized gain on investments	13,899,200
Net unrealized appreciation on investments	37,146,833
Net assets	$139,943,016
Capital shares outstanding	2,667,420
Net asset value per share	$52.46

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends	$1,407,186
Interest	80,483
Total investment income	1,487,669

Expenses:
Management fees	1,194,350
Transfer agent/maintenance fees	25,626
Fund accounting/administration fees	119,433
Directors’ fees*	12,304
Custodian fees	10,667
Tax expense	4
Miscellaneous	95,570
Total expenses	1,457,954
Net investment income	29,715

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,974,069
Options written	127,910
Net realized gain	14,101,979
Net change in unrealized appreciation (depreciation) on:
Investments	24,908,882
Options written	62,843
Net change in unrealized appreciation (depreciation)	24,971,725
Net realized and unrealized gain	39,073,704
Net increase in net assets resulting from operations	$39,103,419

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$29,715	$(216)
Net realized gain on investments	14,101,979	13,132,892
Net change in unrealized appreciation (depreciation) on investments	24,971,725	6,581,360
Net increase in net assets resulting from operations	39,103,419	19,714,036

Capital share transactions:
Proceeds from sale of shares	18,249,589	24,611,705
Cost of shares redeemed	(28,811,632)	(40,510,807)
Net decrease from capital share transactions	(10,562,043)	(15,899,102)
Net increase in net assets	28,541,376	3,814,934

Net assets:
Beginning of year	111,401,640	107,586,706
End of year	$139,943,016	$111,401,640
(Accumulated)/Undistributed net investment (loss)/income at end of year	$(309,867)	$4,846

Capital share activity:
Shares sold	402,298	684,270
Shares redeemed	(639,709)	(1,132,592)
Net decrease in shares	(237,411)	(448,322)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009[e]
Per Share Data
Net asset value, beginning of period	$38.35	$32.09	$33.64	$27.60	$17.70
Income (loss) from investment operations:
Net investment income (loss)[a]	0.01	(—)[b]	(.10)	(.06)	(.01)
Net gain (loss) on investments (realized and unrealized)	14.10	6.26	(1.45)	6.10	9.91
Total from investment operations	14.11	6.26	(1.55)	6.04	9.90
Net asset value, end of period	$52.46	$38.35	$32.09	$33.64	$27.60

Total Return[c]	36.79%	19.51%	(4.61%)	21.88%	55.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,943	$111,402	$107,587	$126,827	$125,460
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.00%)[d]	(0.29%)	(0.22%)	(0.02%)
Total expenses	1.16%	1.15%	1.12%	1.12%	1.14%
Portfolio turnover rate	30%	44%	51%	38%	126%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[d]	Net investment loss ratio is less than 0.01%.
[e]	Security Investors, LLC became the advisor of Series Q effective February 9, 2009. Prior to February 9, 2009, Wells Capital Management, Inc. sub-advised the Series.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders:

The Series V (Mid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. In the following paragraphs, he discusses performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series V (Mid Cap Value Series) returned 33.32%, compared with the Russell 2500® Value Index, which returned 33.32%.

The strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. The investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

The portfolio’s performance for the period was helped most by stock selection in the Financials and Energy sectors. The largest detractor from performance was stock selection in the Materials and Industrials sectors.

The holdings contributing most to portfolio performance over the period were Cree, Inc., a maker of LED lighting; and Goodrich Petroleum, the U.S. explorer and producer of oil and natural gas properties.

The main detractors were two precious metals mining companies, Allied Nevada Gold Corp. and Coeur Mining, Inc., which underperformed due to the selloff in gold earlier in 2013.

Sector positioning in the Fund is largely a result of stock selection decisions where the Fund believes it is finding the most attractive investment opportunities. The largest changes in positioning from a year ago were an increase in the Financials sector exposure and a decrease in the Industrials sector exposure.

The Fund had its largest overweight relative to the benchmark in Industrials, primarily in the engineering and construction industry. Investment opportunities appear attractive in maintaining U.S. infrastructure and grids for distributing oil, gas and electricity.

The Financials sector was the largest in both the Fund and the benchmark. However, the Fund is most underweight in this sector relative to its benchmark. This is mostly due to a zero weight in the REIT industry, which is a significant part of the Financials sector. REITs appear expensive, prices having been driven up by yield-hungry investors searching for bond substitutes. The Fund instead continues to favor the insurance industry, which is non-interest-sensitive, and the mortgage servicing industry. After Financials, the Fund was most underweight relative to the benchmark in Utilities, where current high valuations make this sector unattractive.

The Fund continues to focus on searching for companies with good long-term fundamental prospects and attractive valuations that are more likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	33.32%	19.62%	11.68%
Russell 2500 Value Index	33.32%	19.61%	9.29%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	4.5%
Computer Sciences Corp.	3.6%
Owens-Illinois, Inc.	3.0%
Reinsurance Group of America, Inc. — Class A	2.6%
Covanta Holding Corp.	2.6%
Bunge Ltd.	2.4%
American Financial Group, Inc.	2.4%
Cameco Corp.	2.3%
Navigant Consulting, Inc.	2.2%
Quanta Services, Inc.	2.2%
Top Ten Total	27.8%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.1%

FINANCIALS - 27.2%
Hanover Insurance Group, Inc.	227,500	$13,584,024
Reinsurance Group of America,
Inc. — Class A	100,987	7,817,404
American Financial Group, Inc.	123,690	7,139,387
WR Berkley Corp.	147,080	6,381,801
Northern Trust Corp.	78,400	4,852,176
Endurance Specialty Holdings Ltd.	72,896	4,276,808
Huntington Bancshares, Inc.	357,220	3,447,173
Alexandria Real Estate Equities, Inc.	46,580	2,963,420
Employers Holdings, Inc.	91,760	2,904,204
Ocwen Financial Corp.*,1	51,871	2,876,247
BioMed Realty Trust, Inc.	156,300	2,832,156
Lexington Realty Trust	254,053	2,593,881
Wintrust Financial Corp.	52,810	2,435,597
Home Loan Servicing Solutions Ltd.	98,753	2,268,356
SVB Financial Group*	21,020	2,204,157
City National Corp.	24,780	1,963,072
First Niagara Financial Group, Inc.	181,874	1,931,502
Zions Bancorporation	64,180	1,922,833
FirstMerit Corp.	83,015	1,845,423
First Midwest Bancorp, Inc.	102,473	1,796,352
Alleghany Corp.*	3,767	1,506,649
Redwood Trust, Inc.	61,435	1,189,996
Investors Real Estate Trust	133,340	1,144,057
Campus Crest Communities, Inc.	59,950	564,130
Total Financials		82,440,805

INDUSTRIALS - 17.1%
Covanta Holding Corp.[1]	438,080	7,775,920
Navigant Consulting, Inc.*	347,040	6,663,168
Quanta Services, Inc.*	207,260	6,541,126
URS Corp.	116,500	6,173,335
Orbital Sciences Corp.*	209,464	4,880,511
Aegion Corp. — Class A*	200,700	4,393,323
General Cable Corp.	125,549	3,692,396
ICF International, Inc.*	88,000	3,054,480
Towers Watson & Co. —
Class A	18,451	2,354,532
DigitalGlobe, Inc.*	53,813	2,214,405
United Stationers, Inc.	34,800	1,596,972
Saia, Inc.*,1	43,840	1,405,072
AZZ, Inc.	19,570	956,190
Thermoenergy Corp.*	905,961	26,273
Total Industrials		51,727,703

ENERGY - 10.0%
Cameco Corp.	331,370	6,882,555
Whiting Petroleum Corp.*	87,050	5,385,783
Superior Energy Services, Inc.*	171,410	4,561,220
Oasis Petroleum, Inc.*	75,550	3,548,584
Resolute Energy Corp.*	254,600	2,299,038
Patterson-UTI Energy, Inc.	87,830	2,223,856
Sanchez Energy Corp.*	75,291	1,845,382
C&J Energy Services, Inc.*	74,630	1,723,953
Energy XXI Bermuda Ltd.	60,410	1,634,695
Total Energy		30,105,066

MATERIALS - 9.9%
Owens-Illinois, Inc.*	256,010	9,160,037
Sonoco Products Co.	134,490	5,610,923
Zoltek Companies, Inc.*	214,990	3,601,083
Coeur Mining, Inc.*	286,480	3,108,308
Landec Corp.*	216,800	2,627,616
Olin Corp.	78,846	2,274,707
Royal Gold, Inc.	34,140	1,572,830
Allied Nevada Gold Corp.*	367,720	1,305,406
Globe Specialty Metals, Inc.	41,542	748,171
Total Materials		30,009,081

INFORMATION TECHNOLOGY - 9.7%
Computer Sciences Corp.	192,100	10,734,548
IXYS Corp.	488,690	6,338,309
Global Payments, Inc.	58,780	3,820,112
Maxwell Technologies, Inc.*	387,650	3,012,041
RF Micro Devices, Inc.*	580,670	2,996,257
Semtech Corp.*	98,410	2,487,805
Total Information Technology		29,389,072

CONSUMER DISCRETIONARY - 8.4%
Brown Shoe Company, Inc.	177,271	4,988,406
DeVry Education Group, Inc.	91,507	3,248,499
Cabela’s, Inc.*	48,720	3,247,675
Scholastic Corp.	78,384	2,665,840
Jones Group, Inc.	175,439	2,624,567
Guess?, Inc.	79,069	2,456,674
Gentex Corp.	71,730	2,366,372
Chico’s FAS, Inc.	110,940	2,090,110
Jack in the Box, Inc.*	31,540	1,577,631
HydroGen Corp.*,3	672,346	1
Total Consumer Discretionary		25,265,775

CONSUMER STAPLES - 5.9%
Bunge Ltd.	87,810	7,210,078
Hormel Foods Corp.	86,300	3,898,171
Darling International, Inc.*	117,037	2,443,733
Ingredion, Inc.	33,050	2,262,603
JM Smucker Co.	18,080	1,873,450
Total Consumer Staples		17,688,035

UTILITIES - 5.3%
Black Hills Corp.	84,250	4,423,968
Great Plains Energy, Inc.	154,315	3,740,596
UGI Corp.	79,029	3,276,542
Pepco Holdings, Inc.	134,040	2,564,185
MDU Resources Group, Inc.	63,731	1,946,982
Total Utilities		15,952,273

HEALTH CARE - 4.6%
MEDNAX, Inc.*	63,270	3,377,353
Kindred Healthcare, Inc.	160,530	3,168,862
Hologic, Inc.*	125,474	2,804,344

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Alere, Inc.*	61,986	$2,243,893
Edwards Lifesciences Corp.*	23,450	1,542,072
Universal Health Services, Inc. —
Class B	9,150	743,529
Total Health Care		13,880,053
Total Common Stocks
(Cost $220,491,562)		296,457,863

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,4	308,333	26,110
Total Convertible Preferred Stocks
(Cost $294,438)		26,110

SHORT TERM INVESTMENTS†- 1.4%
Dreyfus Treasury Prime Cash
Management Fund	4,157,482	4,157,482
Total Short Term Investments
(Cost $4,157,482)		4,157,482

	Face
	Amount

CONVERTIBLE BONDS†† - 0.5%
INDUSTRIALS - 0.5%
DryShips, Inc.
5.00% due 12/01/14	$1,450,000	1,465,406
Total Convertible Bonds
(Cost $1,327,188)		1,465,406
Total Investments - 100.0%
(Cost $226,270,670)		302,106,861

	Contracts
OPTIONS WRITTEN† - 0.0%
Call options on:
Ocwen Financial Corp.
Expiring January 2014
with strike price of $60.00	259	(9,065)
Saia Inc.††
Expiring March 2014
with strike price of $35.00	362	(43,440)
Total Call options		(52,505)
Put options on:
Covanta Holding Corp.
Expiring March 2014
with strike price of $17.50	384	(34,560)
Total Options Written
(Premiums received $227,815)		(87,065)
Other Assets & Liabilities, net - 0.0%		146,193
Total Net Assets - 100.0%		$302,165,989

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as collateral for open options written contracts at December 31, 2013.
[2]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
[3]	Affiliated issuer — See Note 10.
[4]	Illiquid security.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $223,699,094)	$302,106,860
Investments in affiliated issuers, at value
(cost $2,571,576)	1
Total investments
(cost $226,270,670)	302,106,861
Prepaid expenses	7,835
Receivables:
Dividends	529,143
Securities sold	300,021
Fund shares sold	7,340
Interest	6,174
Foreign taxes reclaim	2,979
Total assets	302,960,353
Liabilities:
Overdraft due to custodian bank	33,638
Options written, at value (premiums received $227,815)	87,065
Payable for:
Fund shares redeemed	190,910
Management fees	189,131
Fund accounting/administration fees	23,956
Transfer agent/maintenance fees	3,964
Directors’ fees*	997
Securities purchased	348
Miscellaneous	264,355
Total liabilities	794,364
Net assets	$302,165,989
Net assets consist of:
Paid in capital	$195,018,646
Undistributed net investment income	1,496,196
Accumulated net realized gain on investments	29,674,206
Net unrealized appreciation on investments	75,976,941
Net assets	$302,165,989
Capital shares outstanding	3,620,518
Net asset value per share	$83.46

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $13,861)	$3,813,860
Interest	193,759
Total investment income	4,007,619

Expenses:
Management fees	2,129,975
Transfer agent/maintenance fees	25,588
Fund accounting/administration fees	269,793
Directors’ fees*	27,842
Custodian fees	15,666
Tax expense	8
Miscellaneous	178,947
Total expenses	2,647,819
Net investment income	1,359,800

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	29,577,805
Options written	129,114
Net realized gain	29,706,919
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	48,957,621
Investments in affiliated issuers	(8,336)
Options written	140,750
Net change in unrealized appreciation (depreciation)	49,090,035
Net realized and unrealized gain	78,796,954
Net increase in net assets resulting from operations	$80,156,754

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,359,800	$1,085,462
Net realized gain on investments	29,706,919	17,394,677
Net change in unrealized appreciation (depreciation) on investments	49,090,035	21,887,847
Net increase in net assets resulting from operations	80,156,754	40,367,986

Capital share transactions:
Proceeds from sale of shares	15,835,127	18,437,679
Cost of shares redeemed	(43,631,962)	(59,619,776)
Net decrease from capital share transactions	(27,796,835)	(41,182,097)
Net increase (decrease) in net assets	52,359,919	(814,111)

Net assets:
Beginning of year	249,806,070	250,620,181
End of year	$302,165,989	$249,806,070
Undistributed net investment income at end of year	$1,496,196	$1,085,462

Capital share activity:
Shares sold	217,418	310,203
Shares redeemed	(587,402)	(1,008,533)
Net decrease in shares	(369,984)	(698,330)

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$62.60	$53.45	$57.78	$49.05	$34.08
Income (loss) from investment operations:
Net investment income[a]	.36	.25	.15	.39	.38
Net gain (loss) on investments (realized and unrealized)	20.50	8.90	(4.48)	8.34	14.59
Total from investment operations	20.86	9.15	(4.33)	8.73	14.97
Net asset value, end of period	$83.46	$62.60	$53.45	$57.78	$49.05

Total Return[b]	33.32%	17.12%	(7.49%)	17.80%	43.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$302,166	$249,806	$250,620	$316,418	$304,730
Ratios to average net assets:
Net investment income	0.48%	0.43%	0.26%	0.75%	0.97%
Total expenses	0.93%	0.93%	0.90%	0.90%	0.91%
Portfolio turnover rate	22%	24%	28%	25%	29%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders:

The Series X (StylePlus—Small Growth Series, formerly Small Cap Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred during the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series X (StylePlus—Small Growth Series, formerly, Small Cap Growth Series) returned 41.34%, compared with the benchmark, the Russell 2000® Growth Index, which returned 43.30%.

The Fund’s Board of Directors approved the following changes, which became effective on April 30, 2013: a new Fund name, new principal investment strategies and new portfolio management team.

The Fund’s new investment objective is to seek long-term growth of capital in excess of that produced by the total return of the Russell 2000 Growth Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

The Fund’s underperformance for the 12 months came predominantly during the four months it was being managed according to the legacy strategy. Specifically, from January 1, 2013, through April 30, 2013, the Fund underperformed the benchmark by about two percentage points, largely due to poor stock selection in the Information Technology and Health Care sectors. The Fund’s cash position was also a drag on performance. Good stock selection in the Consumer Discretionary sector was the main contributor to performance.

For the time the Fund was being managed according to the new strategy, the eight months from April 30, 2013 through September 30, 2013, the Fund performed slightly better than the benchmark. During much of this period, the Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with swap agreements and futures contracts, and 55% allocated to fixed income investments (excluding short-term). Beginning in December 2013, due to a more favorable outlook for active stock selection, the equity sleeve was increased to 25%, with 74% allocated to the passive equity position.

The equity sleeve was additive over the period, delivering the strongest returns during the months of May, June and December.

The fixed income allocation also contributed to performance over the eight months, after detracting from performance during the substantial debt selloff that began at the end of May and lasted in to June. The swap agreements also contributed to performance.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series X (StylePlus–Small Growth Series)	41.34%	22.15%	7.21%
Russell 2000 Growth Index	43.30%	22.58%	9.41%

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	9.2%
Floating Rate Strategies Fund Institutional Class	1.9%
Macro Opportunities Fund Institutional Class	1.9%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	1.9%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	1.8%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	1.8%
New York City Water & Sewer System Revenue Bonds	1.3%
Goldman Sachs Asset Management CLO plc — 2007-1A	1.2%
Duane Street CLO IV Ltd. — 2007-4A	1.2%
KKR Financial CLO 2007-1 Corp. — 2007-1A	1.2%
Top Ten Total	23.4%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date:  October 15, 1997

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	6.8%
AA	4.4%
A	8.9%
BBB	22.4%
BB	3.6%
B	4.0%
CCC	4.9%
NR	2.3%
Other Instruments
Common Stocks	24.5%
Short Term Investments	9.2%
Exchange Traded Funds	5.5%
Mutual Funds	3.8%
Rights	0.0%
Total Investments	100.3%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 24.5%

HEALTH CARE - 6.5%
Centene Corp.*	2,304	$135,821
athenahealth, Inc.*	1,003	134,903
Molina Healthcare, Inc.*	3,720	129,270
MedAssets, Inc.*	5,887	116,739
HealthSouth Corp.	3,092	103,025
AMN Healthcare Services, Inc.*	6,813	100,150
Medicines Co.*	2,585	99,833
Team Health Holdings, Inc.*	1,936	88,185
Owens & Minor, Inc.	2,331	85,221
Prestige Brands Holdings, Inc.*	2,284	81,767
PAREXEL International Corp.*	1,803	81,460
NPS Pharmaceuticals, Inc.*	2,677	81,275
Chemed Corp.	1,001	76,697
HMS Holdings Corp.*	3,364	76,464
Isis Pharmaceuticals, Inc.*	1,881	74,939
STERIS Corp.	1,389	66,741
Cepheid, Inc.*	1,209	56,484
Align Technology, Inc.*	944	53,950
Ensign Group, Inc.	1,077	47,679
NuVasive, Inc.*	1,356	43,839
Amsurg Corp. — Class A*	925	42,476
West Pharmaceutical Services, Inc.	840	41,210
Arena Pharmaceuticals, Inc.*	6,779	39,657
Analogic Corp.	428	37,904
HeartWare International, Inc.*	402	37,772
Gentiva Health Services, Inc.*	2,979	36,969
Nektar Therapeutics*	3,078	34,935
Aegerion Pharmaceuticals, Inc.*	490	34,770
Landauer, Inc.	634	33,355
Alliance HealthCare Services, Inc.*	1,332	32,954
Emeritus Corp.*	1,514	32,748
Alnylam Pharmaceuticals, Inc.*	504	32,422
Volcano Corp.*	1,482	32,382
Celldex Therapeutics, Inc.*	1,318	31,909
Exact Sciences Corp.*	2,686	31,399
Infinity Pharmaceuticals, Inc.*	2,218	30,631
PDL BioPharma, Inc.	3,626	30,603
Opko Health, Inc.*	3,600	30,384
ICU Medical, Inc.*	472	30,071
Thoratec Corp.*	793	29,024
Genomic Health, Inc.*	980	28,685
Array BioPharma, Inc.*	5,640	28,256
Vivus, Inc.*	3,110	28,239
Quality Systems, Inc.	1,334	28,094
Total Health Care		2,531,291

INFORMATION TECHNOLOGY - 6.2%
SunEdison, Inc.*	8,803	114,879
ARRIS Group, Inc.*	4,342	105,792
j2 Global, Inc.	2,053	102,670
Take-Two Interactive Software, Inc.*	5,770	100,225
Microsemi Corp.*	3,925	97,929
Qlik Technologies, Inc.*	3,486	92,831
SS&C Technologies Holdings, Inc.*	1,880	83,209
PTC, Inc.*	2,337	82,706
CSG Systems International, Inc.	2,598	76,382
comScore, Inc.*	2,665	76,246
ViaSat, Inc.*	1,201	75,243
Guidewire Software, Inc.*	1,370	67,226
RF Micro Devices, Inc.*	12,878	66,450
Comverse, Inc.*	1,641	63,671
Yelp, Inc. — Class A*	895	61,710
Dealertrack Technologies, Inc.*	1,231	59,186
CoStar Group, Inc.*	289	53,344
Ciena Corp.*	2,212	52,933
BroadSoft, Inc.*	1,922	52,547
Zillow, Inc. — Class A*	641	52,389
Cardtronics, Inc.*	1,154	50,141
ACI Worldwide, Inc.*	758	49,270
FEI Co.	536	47,897
Aruba Networks, Inc.*	2,452	43,891
Cabot Microelectronics Corp.*	907	41,450
Belden, Inc.	569	40,086
iGATE Corp.*	980	39,357
Unisys Corp.*	1,133	38,035
Trulia, Inc.*	1,036	36,540
Silicon Image, Inc.*	5,887	36,205
ValueClick, Inc.*	1,542	36,037
RealD, Inc.*	4,186	35,748
Infoblox, Inc.*	1,046	34,539
Fair Isaac Corp.	546	34,311
AVG Technologies N.V.*	1,978	34,041
Blackbaud, Inc.	900	33,885
Plantronics, Inc.	729	33,862
Fusion-io, Inc.*	3,735	33,279
Travelzoo, Inc.*	1,469	31,319
Cavium, Inc.*	907	31,301
Ultimate Software Group, Inc.*	196	30,031
Ixia*	2,196	29,229
InterDigital, Inc.	987	29,107
Semtech Corp.*	1,136	28,718
Total Information Technology		2,415,847

INDUSTRIALS - 4.4%
Swift Transportation Co. — Class A*	5,777	128,307
Titan International, Inc.	6,840	122,982
EnPro Industries, Inc.*	1,326	76,444
Matson, Inc.	2,737	71,463
Brink’s Co.	1,867	63,739
Kaman Corp.	1,580	62,773
USG Corp.*	2,168	61,528
SkyWest, Inc.	3,855	57,170
RPX Corp.*	3,238	54,723
AZZ, Inc.	1,046	51,108
MasTec, Inc.*	1,541	50,421
Watsco, Inc.	516	49,567
Albany International Corp. — Class A	1,315	47,248
Tetra Tech, Inc.*	1,625	45,468
Polypore International, Inc.*	1,163	45,241
Standex International Corp.	647	40,683
Mueller Water Products, Inc. — Class A	4,267	39,982
Lindsay Corp.	482	39,886
Corporate Executive Board Co.	515	39,876

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

	Shares	Value

Acuity Brands, Inc.	359	$39,246
Woodward, Inc.	852	38,860
EnerSys, Inc.	535	37,498
CIRCOR International, Inc.	462	37,320
Herman Miller, Inc.	1,263	37,284
Steelcase, Inc. — Class A	2,238	35,495
West Corp.	1,354	34,811
Moog, Inc. — Class A*	504	34,242
Cubic Corp.	639	33,650
Chart Industries, Inc.*	346	33,091
Spirit Airlines, Inc.*	718	32,604
Aircastle Ltd.	1,700	32,572
Dycom Industries, Inc.*	1,154	32,070
General Cable Corp.	1,086	31,939
Applied Industrial Technologies, Inc.	615	30,190
Acacia Research Corp.	2,035	29,589
Total Industrials		1,699,070

CONSUMER DISCRETIONARY - 3.1%
Tenneco, Inc.*	2,081	117,722
Dana Holding Corp.[6]	5,591	109,695
Sinclair Broadcast Group, Inc. — Class A	2,261	80,786
Sotheby’s	1,448	77,034
Crocs, Inc.*	3,650	58,108
CEC Entertainment, Inc.	1,300	57,564
Bloomin’ Brands, Inc.*	2,239	53,758
Iconix Brand Group, Inc.*	1,281	50,856
DineEquity, Inc.	595	49,712
Vail Resorts, Inc.	638	47,997
Cracker Barrel Old Country Store, Inc.	343	37,754
Cooper Tire & Rubber Co.	1,430	34,377
Wolverine World Wide, Inc.	998	33,892
National CineMedia, Inc.	1,687	33,673
Restoration Hardware Holdings, Inc.*	490	32,977
Buckle, Inc.	627	32,955
Brown Shoe Company, Inc.	1,163	32,727
Express, Inc.*	1,728	32,262
Shutterfly, Inc.*	629	32,035
Orbitz Worldwide, Inc.*	4,436	31,850
ANN, Inc.*	866	31,661
Ethan Allen Interiors, Inc.	1,040	31,637
Hillenbrand, Inc.	1,065	31,332
Brunswick Corp.	680	31,321
Children’s Place Retail Stores, Inc.*	534	30,422
Total Consumer Discretionary		1,194,107

CONSUMER STAPLES - 2.8%
Sanderson Farms, Inc.	1,659	119,997
Elizabeth Arden, Inc.*	3,092	109,611
Spectrum Brands Holdings, Inc.	1,374	96,936
Rite Aid Corp.*	18,956	95,917
Susser Holdings Corp.*	1,419	92,931
TreeHouse Foods, Inc.*	1,212	83,532
Casey’s General Stores, Inc.	1,112	78,118
Pilgrim’s Pride Corp.*	4,756	77,285
Vector Group Ltd.	4,475	73,256
Pantry, Inc.*	3,253	54,585
SUPERVALU, Inc.*	5,777	42,114
Cal-Maine Foods, Inc.	618	37,222
United Natural Foods, Inc.*	480	36,187
Hain Celestial Group, Inc.*	362	32,862
Coca-Cola Bottling Company Consolidated	439	32,130
Total Consumer Staples		1,062,683

ENERGY - 1.4%
Western Refining, Inc.	1,309	55,514
ION Geophysical Corp.*	16,514	54,496
Kodiak Oil & Gas Corp.*	3,930	44,056
CARBO Ceramics, Inc.	373	43,466
Bill Barrett Corp.*	1,623	43,465
Vaalco Energy, Inc.*	5,051	34,801
Delek US Holdings, Inc.	999	34,376
Goodrich Petroleum Corp.*	1,971	33,546
SemGroup Corp. — Class A	509	33,202
Clean Energy Fuels Corp.*	2,532	32,612
Renewable Energy Group, Inc.*	2,776	31,813
EXCO Resources, Inc.	5,922	31,446
Rosetta Resources, Inc.*	647	31,082
SEACOR Holdings, Inc.*	322	29,366
Total Energy		533,241

TELECOMMUNICATION SERVICES - 0.1%
magicJack VocalTec Ltd.*	2,920	34,806
Total Common Stocks
(Cost $8,660,395)		9,471,045

RIGHTS†† - 0.0%
EXCO Resources Inc.
Expires 01/09/14*	1,480	237
Total Rights
(Cost $460)		237

EXCHANGE TRADED FUNDS†,[5] - 5.5%
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	26,400	713,328
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	26,300	704,314
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	26,300	701,421
Total Exchange Traded Funds
(Cost $2,115,782)		2,119,063

MUTUAL FUNDS†,[4] - 3.8%
Floating Rate Strategies Fund
Institutional Class	27,651	739,678
Macro Opportunities Fund
Institutional Class	26,845	717,827
Total Mutual Funds
(Cost $1,493,552)		1,457,505

SHORT TERM INVESTMENTS† - 9.2%
Dreyfus Treasury Prime Cash
Management Fund	3,550,089	3,550,089
Total Short Term Investments
(Cost $3,550,089)		3,550,089

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

	Face Amount	Value

ASSET BACKED SECURITIES†† - 26.1%
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[1,2]	$270,728	$265,043
2006-1A, 1.06% due 02/01/22[1,2]	250,000	221,575
Goldman Sachs Asset Management CLO plc
2007-1A, 2.99% due 08/01/22[1,2]	500,000	479,549
Duane Street CLO IV Ltd.
2007-4A, 0.47% due 11/14/21[1,2]	485,815	476,195
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.49% due 05/15/21[1,2]	500,000	470,799
HSI Asset Securitization
Corporation Trust
2007-WF1, 0.33% due 05/25/37[1]	489,583	449,712
JP Morgan Mortgage
Acquisition Trust
2006-CH2, 0.26% due 10/25/36[1]	423,501	415,817
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/41[1,2]	450,745	410,854
Garrison Funding 2013-2 Ltd.
2013-2A, 2.13% due 09/25/23[1,2]	380,000	378,480
NewStar Commercial Loan Trust 2006-1
2006-1A, 0.63% due 03/30/22[1,2]	250,000	243,975
2006-1A, 0.52% due 03/30/22[1,2]	113,759	112,053
Argent Securities Incorporated Asset-Backed
Pass-Through Certificates Series
2005-W3, 0.50% due 11/25/35[1]	366,647	343,612
JP Morgan Mortgage
Acquisition Trust
2007-CH3, 0.31% due 03/25/37[1]	341,640	325,052
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[1,2]	298,457	292,638
Salus CLO 2012-1 Ltd.
2013-1AN, 2.49% due 03/05/21[1,2]	270,000	270,000
Central Park CLO Ltd.
2011-1A, 3.44% due 07/23/22[1,2]	260,000	251,368
Lehman XS Trust 2007-9
2007-9, 0.28% due 06/25/37[1]	288,818	250,835
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	250,000	249,250
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	254,788	248,826
Symphony CLO VII Ltd.
2011-7A, 3.44% due 07/28/21[1,2]	250,000	247,900
Cerberus Onshore II CLO LLC
2014-1A, 2.94% due 10/15/23[1,2]	250,000	247,800
Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-2 Ltd.
2007-2A, 3.99% due 10/29/21[1,2]	250,000	247,575
FM Leveraged Capital Fund II
2006-2A, 1.84% due 11/15/20[1,2]	250,000	246,950
Cornerstone CLO Ltd.
2007-1A, 0.46% due 07/15/21[1,2]	250,000	243,750
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/17[1,2]	250,000	240,600
Aegis Asset Backed Securities Trust
2005-3, 0.63% due 08/25/35[1]	250,000	237,912
Race Point IV CLO Ltd.
2007-4A, 0.99% due 08/01/21[1,2]	250,000	235,250
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.62% due 04/17/21[1,2]	250,000	231,625
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.63% due 04/29/19[1,2]	250,000	228,100
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.31% due 01/25/37[1]	232,449	210,276
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,2]	209,721	202,255
Popular ABS Mortgage
Pass-Through Trust
2005-A, 0.59% due 06/25/35[1]	202,035	192,447
GreenPoint Mortgage
Funding Trust
2005-HE4, 0.87% due 07/25/30[1]	200,000	178,018
Global Leveraged Capital
Credit Opportunity Fund
2006-1A, 0.54% due 12/20/18[1,2]	175,706	173,703
Northwoods Capital VII Ltd.
2006-7A, 1.79% due 10/22/21[1,2]	180,000	169,236
California Republic Auto Receivables Trust
2013-2, 1.23% due 03/15/19	150,000	149,887
ACS 2007-1 Pass Through Trust
2007-1A, 0.48% due 06/14/37[1,2]	129,025	119,993
Accredited Mortgage Loan Trust
2007-1, 0.29% due 02/25/37[1]	90,920	84,031
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,2]	34,002	33,533
Total Asset Backed Securities
(Cost $10,106,506)		10,076,474

CORPORATE BONDS†† - 9.0%
FINANCIALS - 3.8%
Ford Motor Credit Company LLC
7.00% due 04/15/15	300,000	322,909
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
8.00% due 01/15/18	190,000	197,600
7.75% due 01/15/16	120,000	122,400
Citigroup, Inc.
1.20% due 07/25/16[1]	240,000	242,494
International Lease Finance Corp.
2.19% due 06/15/16[1]	200,000	201,000
Mack-Cali Realty, LP
5.13% due 02/15/14	120,000	120,529
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	100,000	101,750

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

	Face
	Amount	Value

WEA Finance LLC /
WT Finance Aust Pty Ltd.
5.75% due 09/02/15[2]	$90,000	$97,076
Emigrant Bancorp, Inc.
6.25% due 06/15/14[2]	60,000	60,806
Total Financials		1,466,564

MATERIALS - 2.1%
Glencore Funding LLC
1.40% due 05/27/16[1,2]	405,000	403,105
Rio Tinto Finance USA plc
1.08% due 06/17/16[1]	280,000	281,986
Anglo American Capital plc
9.38% due 04/08/14[2]	130,000	132,882
Total Materials		817,973

TELECOMMUNICATION SERVICES - 1.2%
Level 3 Financing, Inc.
3.85% due 01/15/18[1,2]	280,000	281,750
WPP Finance UK
8.00% due 09/15/14	190,000	199,455
Total Telecommunication Services		481,205

ENERGY - 1.0%
Ras Laffan Liquefied Natural Gas
Company Limited III
5.83% due 09/30/16[2]	351,560	373,533

CONSUMER STAPLES - 0.3%
Harbinger Group, Inc.
7.88% due 07/15/19[2]	110,000	118,113

CONSUMER DISCRETIONARY - 0.3%
Sabre, Inc.
8.50% due 05/15/19[2]	50,000	55,500
Vail Resorts, Inc.
6.50% due 05/01/19	50,000	53,000
Total Consumer Discretionary		108,500

INFORMATION TECHNOLOGY - 0.2%
iGATE Corp.
9.00% due 05/01/16	65,000	69,063
INDUSTRIALS - 0.1%
Victor Technologies Group, Inc.
9.00% due 12/15/17	30,000	32,100
Total Corporate Bonds
(Cost $3,465,594)		3,467,051

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 5.4%
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,2]	376,441	341,205
Boca Hotel Portfolio Trust
2013-BOCA, 3.22% due 08/15/26[1,2]	300,000	300,359
Hilton USA Trust
2013-HLF, 2.92% due 11/05/30[1,2]	300,000	300,022
Wachovia Bank Commercial Mortgage
Trust Series
2007-WHL8, 0.25% due 06/15/20[1,2]	227,812	225,511
COMM Mortgage Trust
2007-FL14, 0.92% due 06/15/22[1,2]	210,611	207,867
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/47[1,2]	179,200	184,862
Banc of America Large
Loan Trust
2007-BMB1, 1.27% due 08/15/29[1,2]	180,000	178,592
GCCFC Commercial Mortgage Trust
2006-FL4A C, 0.40% due 11/05/21	180,000	177,340
HarborView Mortgage Loan Trust
2006-12, 0.36% due 01/19/38[1]	217,243	176,618
Total Collateralized Mortgage Obligations
(Cost $2,075,451)		2,092,376

SENIOR FLOATING RATE INTERESTS††,[1] - 4.1%
FINANCIALS - 1.6%
National Financial Partners
5.25% due 07/01/20	278,600	281,155
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	124,060	123,905
First Data Corp.
4.16% due 03/23/18	100,000	100,069
Knight/Getco
5.75% due 11/30/17	98,832	98,955
Total Financials		604,084

INDUSTRIALS - 0.9%
Travelport Holdings Ltd.
6.25% due 06/26/19	218,900	224,191
Thermasys Corp.
5.26% due 05/03/19	139,125	136,806
Total Industrials		360,997

CONSUMER DISCRETIONARY - 0.6%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	101,018	101,714
Sears Holdings Corp.
5.50% due 06/30/18	100,000	100,549
Go Daddy Operating Company LLC
4.00% due 12/16/18	35,091	35,098
Total Consumer Discretionary		237,361

INFORMATION TECHNOLOGY - 0.4%
Blue Coat Systems, Inc.
4.50% due 05/31/19	159,600	159,950

ENERGY - 0.3%
Pacific Drilling
4.50% due 05/18/18	109,450	110,613

HEALTH CARE - 0.3%
Apria Healthcare Group, Inc.
6.75% due 04/06/20	99,500	99,707
Total Senior Floating Rate Interests
(Cost $1,556,259)		1,572,712

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

	Face
	Amount	Value

MUNICIPAL BONDS†† - 2.5%
NEW YORK - 2.4%
New York City Water & Sewer
System Revenue Bonds
0.30% due 06/15/33[1]	$490,000	$490,000
City of New York New York
General Obligation Unlimited
0.30% due 04/01/35[1]	240,000	240,000
0.30% due 11/01/26[1]	200,000	200,000
Total New York		930,000

MICHIGAN - 0.1%
Michigan Finance Authority
Revenue Notes
4.38% due 08/20/14	50,000	50,522
Total Municipal Bonds
(Cost $980,000)		980,522

MORTGAGE BACKED SECURITIES†† - 0.8%
Resource Capital Corporation
CRE Notes 2013 Ltd.,
3.02% due 12/15/28[1,2]	300,000	300,240
Total Mortgage Backed securities
(Cost $300,000)		300,240

COMMERCIAL PAPER†† - 9.4%
Centrica plc
0.22% due 01/03/14	325,000	324,995
VW Credit, Inc.
0.22% due 01/13/14[2]	300,000	299,978
Ryder System, Inc.
0.20% due 01/15/14	300,000	299,977
FMC Technologies Inc.
0.23% due 01/14/14	300,000	299,975
BAT International Finance
0.25% due 01/13/14	300,000	299,975
Nissan Motor Acceptance
0.30% due 01/13/14	300,000	299,970
CBS Corp.
0.24% due 01/24/14[2]	300,000	299,954
Diageo Capital plc
0.08% due 01/02/14	250,000	249,999
Tesco Treasury Services plc
0.13% due 01/06/14[2]	250,000	249,995
Kellogg Co.
0.12% due 01/08/14	250,000	249,994
Northeast Utilities
0.18% due 01/08/14	250,000	249,991
Kinder Morgan Energy Partners, LP
0.23% due 01/07/14[2]	250,000	249,990
Potomac Electric Power Co.
0.25% due 01/13/14	250,000	249,979
Total Commercial Paper
(Cost $3,624,772)		3,624,772
Total investments - 100.3%
(Cost $37,928,860)		$38,712,086
Other Assets & Liabilities, net - (0.3)%		(126,528)
Total Net Assets - 100.0%		$38,585,558

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $348,180)	3	$13,385
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $71,780)	1	2,376
(Total Aggregate Value of
Contracts $419,960)		$15,761

Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
February 2014 Russell 2000 Growth
Index Swap, Terminating 02/03/14[3]
(Notional Value $28,299,758)	41,125	$—

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $11,402,139 (cost $11,418,209), or 29.6% of total net assets.
[3]	Total Return based on Russell 2000 Growth Index +/- financing at a variable rate.
[4]	Affiliated funds.
[5]	Investment in a product that pays a management fee to a party related to the advisor.
[6]	Illiquid security.
plc — Public Limited Company

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $36,435,308)	$37,254,581
Investments in affiliated issuers, at value
(cost $1,493,552)	1,457,505
Total investments
(cost $37,928,860)	38,712,086
Receivable for swap settlement	881,403
Segregated cash with broker	15,700
Cash	10,535
Prepaid expenses	3,244
Receivables:
Interest	72,725
Fund shares sold	40,255
Dividends	28,850
Variation margin	1,665
Total assets	39,766,463
Liabilities:
Due to broker	835,000
Payable for:
Securities purchased	247,493
Fund shares redeemed	36,404
Management fees	27,156
Transfer agent/maintenance fees	4,399
Fund accounting/administration fees	3,035
Directors’ fees*	703
Miscellaneous	26,715
Total liabilities	1,180,905
Net assets	$38,585,558
Net assets consist of:
Paid in capital	$31,496,382
Accumulated net investment loss	(3,781)
Accumulated net realized gain on investments	6,293,970
Net unrealized appreciation on investments	798,987
Net assets	$38,585,558
Capital shares outstanding	1,321,257
Net asset value per share	$29.20

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Interest	$197,469
Dividends from securities of unaffiliated issuers	124,812
Dividends from securities of affiliated issuers	48,534
Total investment income	370,815

Expenses:
Management fees	309,504
Transfer agent/maintenance fees	25,626
Fund accounting/administration fees	34,591
Printing expenses	28,241
Professional fees	22,795
Custodian fees	4,863
Directors’ fees*	3,390
Tax expense	1
Miscellaneous	18,282
Total expenses	447,293
Net investment loss	(76,478)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	6,995,748
Investments in affiliated issuers	687
Swap agreements	6,791,493
Futures contracts	3,539
Net realized gain	13,791,467
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,276,922)
Investments in affiliated issuers	(36,047)
Futures contracts	15,761
Net change in unrealized appreciation (depreciation)	(1,297,208)
Net realized and unrealized gain	12,494,259
Net increase in net assets resulting from operations	$12,417,781

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(76,478)	$(194,441)
Net realized gain on investments	13,791,467	4,568,903
Net change in unrealized appreciation (depreciation) on investments	(1,297,208)	(544,759)
Net increase in net assets resulting from operations	12,417,781	3,829,703

Capital share transactions:
Proceeds from sale of shares	9,379,728	2,875,146
Cost of shares redeemed	(15,249,191)	(10,378,761)
Net decrease from capital share transactions	(5,869,463)	(7,503,615)
Net increase (decrease) in net assets	6,548,318	(3,673,912)

Net assets:
Beginning of year	32,037,240	35,711,152
End of year	$38,585,558	$32,037,240
Accumulated net investment loss at end of year	$(3,781)	$—

Capital share activity:
Shares sold	398,406	141,633
Shares redeemed	(627,534)	(519,758)
Net decrease in shares	(229,128)	(378,125)

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS–SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$20.66	$18.52	$18.89	$14.52	$10.74
Income (loss) from investment operations:
Net investment loss[a]	(.05)	(.11)	(.12)	(.10)	(.04)
Net gain (loss) on investments (realized and unrealized)	8.59	2.25	(.25)	4.47	3.82
Total from investment operations	8.54	2.14	(.37)	4.37	3.78
Net asset value, end of period	$29.20	$20.66	$18.52	$18.89	$14.52

Total Return[b]	41.34%	11.56%	(1.96%)	30.10%	35.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,586	$32,037	$35,711	$46,149	$35,396
Ratios to average net assets:
Net investment loss	(0.21%)	(0.56%)	(0.63%)	(0.65%)	(0.30%)
Total expenses[c]	1.23%	1.14%	1.08%	1.09%	1.10%
Portfolio turnover rate	255%	72%	91%	88%	100%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders:

The Series Y (StylePlus—Large Growth Series, formerly Large Cap Concentrated Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance and changes to the Fund that occurred during the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series Y (StylePlus—Large Growth Series, formerly Large Cap Concentrated Growth Series) returned 28.27%, compared with benchmark, the Russell 1000® Growth Index, which gained 33.48%.

The Fund’s Board of Directors approved the following changes, which became effective on April 30, 2013: a new Fund name, new principal investment strategies and new portfolio management team.

The Fund’s new investment objective is to seek long-term growth of capital in excess of that produced by the total return of the Russell 1000 Growth Index. The Fund seeks to add alpha above the target index by leveraging Guggenheim’s competencies in fixed and systematic stock selection. To accomplish this, the StylePlus strategy allocates to quantitative selection models when stock picking opportunities in the market are high. When stock selection opportunities are less attractive, the Fund invests in derivatives based on the target index, backed by a diversified portfolio of fixed income instruments. In this way, the Fund believes it will deliver the target index return plus an alpha component commensurate with the yield achieved on the active fixed income portfolio.

The Fund’s underperformance for the 12 months came predominantly during the four months it was being managed according to the legacy strategy. Specifically, from January 1, 2013, through April 30, 2013, the Fund underperformed the benchmark by about five percentage points, largely due to poor stock selection in the Information Technology and Energy sectors. The Fund’s cash position was also a drag on performance. A sector overweight and stock selection in Consumer Discretionary contributed most to the Fund’s performance.

For the time the Fund was being managed according to the new strategy, the eight months from April 30, 2013 through September 30, 2013, the Fund performed slightly better than the benchmark. During much of this period, the Fund maintained an approximate allocation of 20% to systematic equity selection, 80% allocated to the passive equity position, which was maintained with swap agreements and futures contracts, and 51% allocated to fixed income investments (excluding short-term). Beginning in December 2013, due to a more favorable outlook for active stock selection, the equity sleeve was increased to 25%, with 75% allocated to the passive equity position.

The equity sleeve was additive over the period, delivering the strongest returns during the months of May, June and December.

The fixed income allocation also contributed to performance over the eight months, after detracting from performance during the substantial debt selloff that began at the end of May and lasted in to June. The swap agreements also contributed to performance.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series Y (StylePlus Large Growth Series)	28.27%	16.13%	5.28%
Russell 1000 Growth Index	33.48%	20.39%	7.83%

Ten Largest Holdings (% of Total Net Assets)
Dreyfus Treasury Prime Cash Management Fund	8.6%
U.S. Treasury Bill	4.9%
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF	2.0%
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	1.9%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	1.9%
Floating Rate Strategies Fund Institutional Class	1.7%
Macro Opportunities Fund Institutional Class	1.7%
New York City Water & Sewer System Revenue Bonds	1.2%
Goldman Sachs Asset Management CLO plc — 2007-1A	1.2%
KKR Financial CLO 2007-1 Corp. — 2007-1A	1.2%
Top Ten Total	26.3%

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Date:  May 3, 1999

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	10.9%
AA	4.0%
A	8.4%
BBB	21.0%
BB	3.3%
B	3.9%
CCC	4.4%
NR	1.8%
Other Instruments
Common Stocks	24.8%
Short Term Investments	8.6%
Exchange Traded Funds	5.8%
Mutual Funds	3.4%
Total Investments	100.3%

The chart above reflects percentages of the value of total investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
**	Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 24.8%

INFORMATION TECHNOLOGY - 7.4%
Apple, Inc.	757	$424,761
Microsoft Corp.	10,820	404,994
International Business Machines Corp.	1,734	325,247
Oracle Corp.	6,898	263,917
Google, Inc. — Class A*	201	225,263
QUALCOMM, Inc.	2,644	196,317
Accenture plc — Class A	2,017	165,838
Texas Instruments, Inc.	3,653	160,403
EMC Corp.	5,743	144,436
Automatic Data Processing, Inc.	1,194	96,487
Intuit, Inc.	1,186	90,515
Motorola Solutions, Inc.	1,254	84,645
Intel Corp.	3,145	81,644
Applied Materials, Inc.	3,954	69,946
MasterCard, Inc. — Class A	65	54,305
eBay, Inc.*	953	52,310
Salesforce.com, Inc.*	919	50,720
Cisco Systems, Inc.	1,992	44,720
Visa, Inc. — Class A	143	31,843
Facebook, Inc. — Class A*	574	31,375
Total Information Technology		2,999,686

INDUSTRIALS - 4.4%
United Technologies Corp.	1,916	218,040
United Parcel Service, Inc. — Class B	1,820	191,246
Boeing Co.	1,240	169,248
Emerson Electric Co.	2,095	147,027
Union Pacific Corp.	857	143,975
CSX Corp.	4,315	124,143
Ingersoll-Rand plc	2,008	123,693
Caterpillar, Inc.	1,318	119,688
Waste Management, Inc.	2,421	108,630
Lockheed Martin Corp.	690	102,575
Delta Air Lines, Inc.	3,527	96,887
Norfolk Southern Corp.	855	79,370
Deere & Co.	779	71,146
FedEx Corp.	299	42,987
Fluor Corp.	402	32,277
Total Industrials		1,770,932

CONSUMER STAPLES - 4.1%
PepsiCo, Inc.	3,047	252,717
Wal-Mart Stores, Inc.	2,393	188,305
Philip Morris International, Inc.	2,038	177,572
Walgreen Co.	2,611	149,976
Kimberly-Clark Corp.	1,347	140,708
Kellogg Co.	1,996	121,896
CVS Caremark Corp.	1,653	118,305
General Mills, Inc.	2,240	111,798
Coca-Cola Co.	2,332	96,335
Lorillard, Inc.	1,555	78,807
Archer-Daniels-Midland Co.	1,809	78,511
Kroger Co.	1,886	74,554
Altria Group, Inc.	1,483	56,932
Total Consumer Staples		1,646,416

CONSUMER DISCRETIONARY - 4.0%
Comcast Corp. — Class A	4,762	247,457
Target Corp.	2,232	141,219
Lowe’s Companies, Inc.	2,818	139,632
Viacom, Inc. — Class B	1,469	128,303
Macy’s, Inc.	2,338	124,849
CBS Corp. — Class B	1,789	114,031
Ford Motor Co.	6,360	98,135
Liberty Global plc — Class A*	984	87,566
Home Depot, Inc.	1,035	85,222
Starbucks Corp.	862	67,572
McDonald’s Corp.	576	55,889
The Gap, Inc.	1,380	53,930
Amazon.com, Inc.*	129	51,444
Time Warner Cable, Inc.	320	43,360
Netflix, Inc.*	112	41,235
DIRECTV*	558	38,552
Walt Disney Co.	473	36,137
Omnicom Group, Inc.	444	33,020
DISH Network Corp. — Class A*	567	32,841
Total Consumer Discretionary		1,620,394

HEALTH CARE - 3.7%
Amgen, Inc.	1,757	200,579
Express Scripts Holding Co.*	2,329	163,589
Johnson & Johnson	1,375	125,936
Stryker Corp.	1,629	122,403
Eli Lilly & Co.	2,309	117,759
McKesson Corp.	705	113,787
Becton Dickinson and Co.	989	109,275
HCA Holdings, Inc.*	2,043	97,472
Aetna, Inc.	1,359	93,214
Cigna Corp.	1,003	87,742
Baxter International, Inc.	1,202	83,599
Bristol-Myers Squibb Co.	1,374	73,028
Agilent Technologies, Inc.	948	54,216
Actavis plc*	206	34,608
Total Health Care		1,477,207

ENERGY - 1.1%
Anadarko Petroleum Corp.	1,344	106,606
Baker Hughes, Inc.	1,892	104,552
EOG Resources, Inc.	517	86,773
Kinder Morgan, Inc.	1,509	54,324
Halliburton Co.	990	50,243
Schlumberger Ltd.	359	32,349
Total Energy		434,847

TELECOMMUNICATION SERVICES - 0.1%
Verizon Communications, Inc.	989	48,599
Total Common Stocks
(Cost $9,358,992)		9,998,081

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

	Shares	Value

EXCHANGE TRADED FUNDS†,[6] - 5.8%
Guggenheim BulletShares 2016
High Yield Corporate Bond ETF	28,900	$780,878
Guggenheim BulletShares 2014
High Yield Corporate Bond ETF	29,100	776,097
Guggenheim BulletShares 2015
High Yield Corporate Bond ETF	28,800	771,264
Total Exchange Traded Funds
(Cost $2,325,897)		2,328,239

MUTUAL FUNDS†,[4] - 3.4%
Floating Rate Strategies Fund
Institutional Class	25,744	688,665
Macro Opportunities Fund
Institutional Class	24,993	668,322
Total Mutual Funds
(Cost $1,390,548)		1,356,987

SHORT TERM INVESTMENTS† - 8.6%
Dreyfus Treasury Prime Cash
Management Fund	3,490,394	3,490,394
Total Short Term Investments
(Cost $3,490,394)		3,490,394

	Face
	Amount
ASSET BACKED SECURITIES†† - 23.5%
Goldman Sachs Asset Management CLO plc
2007-1A, 2.99% due 08/01/22[1,2]	$500,000	479,549
KKR Financial CLO 2007-1 Corp.
2007-1A, 2.49% due 05/15/21[1,2]	500,000	470,799
Brentwood CLO Corp.
2006-1A, 0.51% due 02/01/22[1,2]	248,167	242,956
2006-1A, 1.06% due 02/01/22[1,2]	250,000	221,575
Duane Street CLO IV Ltd.
2007-4A, 0.47% due 11/14/21[1,2]	437,233	428,576
HSI Asset Securitization Corporation
Trust
2007-WF1, 0.33% due 05/25/37[1]	448,785	412,236
N-Star REL CDO VIII Ltd.
2006-8A, 0.46% due 02/01/41[1,2]	450,745	410,854
JP Morgan Mortgage Acquisition
Trust
2006-CH2, 0.26% due 10/25/36[1]	381,151	374,236
NewStar Commercial Loan Trust
2006-1A, 0.63% due 03/30/22[1,2]	250,000	243,975
2006-1A, 0.52% due 03/30/22[1,2]	113,759	112,053
Garrison Funding 2013-2 Ltd.
2013-2A, 2.13% due 09/25/23[1,2]	340,000	338,640
JP Morgan Mortgage Acquisition
Trust
2007-CH3, 0.31% due 03/25/37[1]	341,640	325,052
Argent Securities Incorporated Asset-Backed
Pass-Through Certificates Series
2005-W3, 0.50% due 11/25/35[1]	325,908	305,432
Foothill CLO Ltd.
2007-1A, 0.48% due 02/22/21[1,2]	268,612	263,374
DIVCORE CLO Ltd. 2013-1A B,
4.10% due 11/15/32	250,000	249,250
Symphony CLO VII Ltd.
2011-7A, 3.44% due 07/28/21[1,2]	250,000	247,900
Cerberus Onshore II CLO LLC
2014-1A, 2.94% due 10/15/23[1,2]	250,000	247,800
Halcyon Structured Asset Management
Long Secured/Short Unsecured 2007-2 Ltd.
2007-2A, 3.99% due 10/29/21[1,2]	250,000	247,575
FM Leveraged Capital Fund II
2006-2A, 1.84% due 11/15/20[1,2]	250,000	246,950
Cornerstone CLO Ltd.
2007-1A, 0.46% due 07/15/21[1,2]	250,000	243,750
Central Park CLO Ltd.
2011-1A, 3.44% due 07/23/22[1,2]	250,000	241,700
Black Diamond CLO 2005-1 Delaware Corp.
2005-1A, 2.15% due 06/20/17[1,2]	250,000	240,600
Race Point IV CLO Ltd.
2007-4A, 0.99% due 08/01/21[1,2]	250,000	235,250
GSC Group CDO Fund VIII Ltd.
2007-8A, 0.62% due 04/17/21[1,2]	250,000	231,625
Salus CLO 2012-1 Ltd.
2013-1AN, 2.49% due 03/05/21[1,2]	230,000	230,000
Newcastle CDO Ltd.
2007-9A, 0.42% due 05/25/52	234,288	228,806
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.63% due 04/29/19[1,2]	250,000	228,100
Lehman XS Trust
2007-9, 0.28% due 06/25/37[1]	261,047	226,716
Aegis Asset Backed Securities Trust
2005-3, 0.63% due 08/25/35[1]	200,000	190,330
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust
2006-3, 0.31% due 01/25/37[1]	209,204	189,248
West Coast Funding Ltd.
2006-1A, 0.39% due 11/02/41[1,2]	188,749	182,029
GreenPoint Mortgage Funding
Trust
2005-HE4, 0.87% due 07/25/30[1]	200,000	178,018
Popular ABS Mortgage Pass-Through
Trust 2005-A
2005-A, 0.59% due 06/25/35[1]	183,668	174,952
Northwoods Capital VII Ltd.
2006-7A, 1.79% due 10/22/21[1,2]	160,000	150,432
Global Leveraged Capital Credit
Opportunity Fund
2006-1A, 0.54% due 12/20/18[1,2]	131,779	130,277
ACS 2007-1 Pass Through Trust
2007-1A, 0.48% due 06/14/37[1,2]	129,025	119,993
California Republic Auto Receivables Trust
2013-2, 1.23% due 03/15/19	100,000	99,925
Accredited Mortgage Loan Trust
2007-1, 0.29% due 02/25/37[1]	83,343	77,029
Legg Mason Real Estate CDO I Ltd.
2006-1A, 0.45% due 03/25/38[1,2]	31,483	31,049
Total Asset Backed Securities
(Cost $9,528,110)		9,498,611

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

	Face
	Amount	Value

CORPORATE BONDS†† - 8.3%
FINANCIALS - 3.5%
Ford Motor Credit Company LLC
7.00% due 04/15/15	$280,000	$301,382
Icahn Enterprises Limited Partnership /
Icahn Enterprises Finance Corp.
8.00% due 01/15/18	180,000	187,200
7.75% due 01/15/16	100,000	102,000
Citigroup, Inc.
1.20% due 07/25/16[1]	260,000	262,702
International Lease Finance Corp.
2.19% due 06/15/16[1]	190,000	190,950
Mack-Cali Realty, LP
5.13% due 02/15/14	110,000	110,485
Nationstar Mortgage LLC /
Nationstar Capital Corp.
6.50% due 08/01/18	100,000	101,750
WEA Finance LLC / WT Finance Aust Pty Ltd.
5.75% due 09/02/15[2]	80,000	86,290
Emigrant Bancorp, Inc.
6.25% due 06/15/14[2]	60,000	60,806
Total Financials		1,403,565

MATERIALS - 1.9%
Glencore Funding LLC
1.40% due 05/27/16[1,2]	380,000	378,222
Rio Tinto Finance USA plc
1.08% due 06/17/16[1]	260,000	261,845
Anglo American Capital plc
9.38% due 04/08/14[2]	120,000	122,660
Total Materials		762,727

ENERGY - 1.1%
Ras Laffan Liquefied Natural Gas
Company Limited III
5.83% due 09/30/16[2]	325,710	346,067
Petroleos Mexicanos
2.27% due 07/18/18[1]	110,000	113,300
Total Energy		459,367

TELECOMMUNICATION SERVICES - 1.0%
Level 3 Financing, Inc.
3.85% due 01/15/18[1,2]	250,000	251,562
WPP Finance UK
8.00% due 09/15/14	160,000	167,962
Total Telecommunication Services		419,524

CONSUMER STAPLES - 0.3%
Harbinger Group, Inc.
7.88% due 07/15/19[2]	100,000	107,375

CONSUMER DISCRETIONARY - 0.2%
Vail Resorts, Inc.
6.50% due 05/01/19	50,000	53,000
Sabre, Inc.
8.50% due 05/15/19[2]	40,000	44,400
Total Consumer Discretionary		97,400

INFORMATION TECHNOLOGY - 0.2%
iGATE Corp.
9.00% due 05/01/16	60,000	63,750

INDUSTRIALS - 0.1%
Victor Technologies Group, Inc.
9.00% due 12/15/17	28,000	29,960
Total Corporate Bonds
(Cost $3,338,276)		3,343,668

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 4.6%
SRERS-2011 Funding Ltd.
2011-RS, 0.42% due 05/09/46[1,2]	376,441	341,206
Boca Hotel Portfolio Trust
2013-BOCA, 3.22% due 08/15/26[1,2]	250,000	250,300
COMM 2007-FL14 Mortgage Trust
2007-FL14, 0.92% due 06/15/22[1,2]	210,611	207,867
Hilton USA Trust
2013-HLF, 2.92% due 11/05/30[1,2]	200,000	200,014
Wachovia Bank Commercial Mortgage
Trust Series
2007-WHL8, 0.25% due 06/15/20[1,2]	200,474	198,449
HarborView Mortgage Loan Trust
2006-12, 0.36% due 01/19/38[1]	217,243	176,618
GCCFC Commercial Mortgage Trust
2006-FL4A C, 0.40% due 11/05/21	170,000	167,488
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
2005-6, 6.13% due 09/10/47[1,2]	161,280	166,376
Banc of America Large Loan
Trust
2007-BMB1, 1.27% due 08/15/29[1,2]	160,000	158,748
Total Collateralized Mortgage Obligations
(Cost $1,850,305)		1,867,066

U.S. TREASURY BILLS† - 4.9%
U.S. Treasury Bill
due 02/20/14[5]	2,000,000	1,999,938
Total U.S. Treasury Bills
(Cost $1,999,946)		1,999,938

SENIOR FLOATING RATE INTERESTS††,1 - 4.1%
FINANCIALS - 1.4%
National Financial Partners
5.25% due 07/01/20	258,700	261,073
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19	124,060	123,905
First Data Corp.
4.16% due 03/23/18	100,000	100,069
Knight/Getco
5.75% due 11/30/17	87,850	87,960
Total Financials		573,007
INDUSTRIALS - 0.8%
Travelport Holdings Ltd.
6.25% due 06/26/19	208,950	214,000
Thermasys Corp.
5.26% due 05/03/19	129,188	127,034
Total Industrials		341,034
ENERGY - 0.6%
Ocean Rig ASA
5.50% due 07/15/16	149,625	151,558

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

	Face
	Amount	Value

Pacific Drilling
4.50% due 05/18/18	$99,500	$100,558
Total Energy		252,116

CONSUMER DISCRETIONARY - 0.6%
Pinnacle Entertainment, Inc.
3.75% due 08/15/16	101,018	101,713
Sears Holdings Corp.
5.50% due 06/30/18	100,000	100,549
Go Daddy Operating Company LLC
4.00% due 12/16/18	19,343	19,347
Total Consumer Discretionary		221,609

INFORMATION TECHNOLOGY - 0.4%
Blue Coat Systems, Inc.
4.50% due 05/31/19	149,625	149,953

HEALTH CARE - 0.3%
Apria Healthcare Group, Inc.
6.75% due 04/06/20	99,500	99,707
Total Senior Floating Rate Interests
(Cost $1,617,403)		1,637,426

MUNICIPAL BONDS†† - 2.5%
NEW YORK - 2.4%
New York City Water & Sewer System
Revenue Bonds
0.30% due 06/15/33[1]	510,000	510,000
City of New York New York General
Obligation Unlimited
0.30% due 04/01/35[1]	260,000	260,000
0.30% due 11/01/26[1]	210,000	210,000
Total New York		980,000

MICHIGAN - 0.1%
Michigan Finance Authority Revenue Notes
4.38% due 08/20/14	50,000	50,522
Total Municipal Bonds
(Cost $1,030,000)		1,030,522

MORTGAGED BACKED SECURITIES†† - 0.8%
Resource Capital Corporation
CRE Notes 2013 Ltd.
2013-CRE1, 3.02% due 12/15/28[1,2]	250,000	250,200
Total Mortgaged Backed Securities
(Cost $250,000)		250,200

COMMERCIAL PAPER†† - 9.2%
Centrica plc
0.22% due 01/03/14	325,000	324,994
Diageo Capital plc
0.09% due 01/02/14	300,000	299,999
Tesco Treasury Services plc
0.13% due 01/06/14[2]	300,000	299,994
Kellogg Co.
0.12% due 01/08/14	300,000	299,992
Northeast Utilities
0.18% due 01/08/14	300,000	299,990
Kinder Morgan Energy Partners, LP
0.23% due 01/07/14[2]	300,000	299,989
FMC Technologies Inc.
0.23% due 01/14/14	300,000	299,975
Potomac Electric Power Co.
0.25% due 01/13/14	300,000	299,975
CBS Corp.
0.24% due 01/24/14[2]	300,000	299,954
VW Credit, Inc.
0.22% due 01/13/14[2]	250,000	249,982
Ryder System, Inc.
0.20% due 01/15/14	250,000	249,981
BAT International Finance
0.25% due 01/13/14	250,000	249,979
Nissan Motor Acceptance
0.30% due 01/13/14	250,000	249,975
Total Commercial Paper
(Cost $3,724,779)		3,724,779
Total Investments - 100.3%
(Cost $39,904,650)		$40,525,911
Other Assets & Liabilities, net - (0.3)%		(108,631)
Total Net Assets - 100.0%		$40,417,280

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $368,850)	4	$12,767
March 2014 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $215,340)	3	7,128
(Total Aggregate Value of Contracts $584,190)		$19,895

Units
OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley Capital Services, Inc.
February 2014 Russell 1000 Growth
Index Swap, Terminating 02/03/14[3]
(Notional Value $29,799,717)	34,498	$—

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2013.
[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $10,787,842 (cost $10,803,934), or 26.7% of total net assets.
[3]	Total Return based on Russell 1000 Growth Index +/- financing at a variable rate.
[4]	Affiliated funds.
[5]	Zero coupon rate security.
[6]	Investment in a product that pays a management fee to a party related to the advisor.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

STATEMENT OF ASSETS
AND LIABILITIES

December 31, 2013

Assets:
Investments in unaffiliated issuers, at value
(cost $38,514,102)	$39,168,924
Investments in affiliated issuers, at value
(cost $1,390,548)	1,356,987
Total investments
(cost $39,904,650)	40,525,911
Receivable for swap settlement	907,335
Segregated cash with broker	24,800
Cash	11,771
Prepaid expenses	3,187
Receivables:
Interest	70,216
Dividends	33,430
Variation margin	3,305
Fund shares sold	836
Total assets	41,580,791
Liabilities:
Due to broker	791,466
Payable for:
Securities purchased	247,493
Fund shares redeemed	68,736
Management fees	24,891
Transfer agent/maintenance fees	4,406
Fund accounting/administration fees	3,153
Directors’ fees*	967
Miscellaneous	22,399
Total liabilities	1,163,511
Net assets	$40,417,280
Net assets consist of:
Paid in capital	$37,595,766
Undistributed net investment income	137,646
Accumulated net realized gain on investments	2,042,712
Net unrealized appreciation on investments	641,156
Net assets	$40,417,280
Capital shares outstanding	2,990,540
Net asset value per share	$13.52

STATEMENT OF
OPERATIONS
Year Ended December 31, 2013

Investment Income:
Dividends from securities of unaffiliated issuers	$284,537
Interest	191,599
Dividends from securities of affiliated issuers	45,187
Total investment income	521,323

Expenses:
Management fees	274,132
Transfer agent/maintenance fees	25,626
Fund accounting/administration fees	34,723
Printing expenses	25,813
Custodian fees	6,229
Directors’ fees*	4,495
Tax expense	1
Miscellaneous	30,596
Total expenses	401,615
Net investment income	119,708

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,303,531
Investments in affiliated issuers	640
Swap agreements	4,746,974
Futures contracts	54,458
Net realized gain	10,105,603
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,197,396)
Investments in affiliated issuers	(33,561)
Futures contracts	19,895
Net change in unrealized appreciation (depreciation)	(1,211,062)
Net realized and unrealized gain	8,894,541
Net increase in net assets resulting from operations	$9,014,249

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$119,708	$242,457
Net realized gain on investments	10,105,603	3,474,207
Net change in unrealized appreciation (depreciation) on investments	(1,211,062)	225,235
Net increase in net assets resulting from operations	9,014,249	3,941,899

Capital share transactions:
Proceeds from sale of shares	10,465,661	8,568,903
Cost of shares redeemed	(15,306,317)	(14,397,614)
Net decrease from capital share transactions	(4,840,656)	(5,828,711)
Net increase (decrease) in net assets	4,173,593	(1,886,812)

Net assets:
Beginning of year	36,243,687	38,130,499
End of year	$40,417,280	$36,243,687
Undistributed net investment income at end of year	$137,646	$242,457

Capital share activity:
Shares sold	864,085	814,296
Shares redeemed	(1,310,714)	(1,382,567)
Net decrease in shares	(446,629)	(568,271)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SERIES Y (STYLEPLUS–LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$10.54	$9.52	$9.95	$8.53	$6.40
Income (loss) from investment operations:
Net investment income[b]	.04	.07	.02	.08	.03
Net gain (loss) on investments (realized and unrealized)	2.94	.95	(.45)	1.34	2.10
Total from investment operations	2.98	1.02	(.43)	1.42	2.13
Net asset value, end of period	$13.52	$10.54	$9.52	$9.95	$8.53

Total Return[a]	28.27%	10.71%	(4.32%)	16.65%	33.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,417	$36,244	$38,130	$43,571	$41,338
Ratios to average net assets:
Net investment income	0.33%	0.63%	0.20%	0.96%	0.37%
Total expenses[c]	1.10%	1.01%	0.98%	0.96%	1.00%
Portfolio turnover rate	247%	187%	153%	182%	151%

[a]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2013

To Our Shareholders:

The Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Michael Dellapa, CFA, CAIA, Portfolio Manager; and Ryan Harder, CFA, Portfolio Manager. In the following paragraphs, the team discusses changes to the Fund and performance of the Fund for the fiscal year ended December 31, 2013.

For the fiscal year ended December 31, 2013, the Series Z (Alpha Opportunity Series) gained 27.83%, compared with its benchmark, the S&P 500® Index, which gained 32.39%.

The Fund is closed to new investors because it remains subject to proceedings associated with the bankruptcy filing of Lehman Brothers, Inc., in 2008, which has made certain assets illiquid.

During the period, Mainstream Investment Advisors, LLC, the Fund sub-adviser for Domestic Long/Short Sub-Portfolio, resigned effective September 30, 2013. The Fund’s Board of Directors approved certain changes to the Fund’s investment program as a result of the resignation.

The first change was that the Fund’s current investment manager, Security Investors, LLC, an affiliate of Guggenheim Investments, assumed investment management responsibility for the Domestic Long/Short Sub-Portfolio as of September 30, 2013. Security Investors was already responsible for management of the other two Sub-Portfolios.

The second change was, in conjunction with the adviser change in the Domestic Long/Short Sub-Portfolio, new principal investment strategies.

The Fund’s strategies now are to pursue its objective by investing, under normal market conditions, approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers (the “Global Long/Short Sub-Portfolio”); approximately 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers (the “Domestic Long/Short Sub-Portfolio”); and 25% of its total assets in a portfolio of equity securities, equity derivatives and fixed income securities (the “Indexed Sub-Portfolio”) that is intended to closely track the performance of the S&P 500 Index.

Global Long/Short Sub-Portfolio

This sleeve has exposure to Lehman Brothers International Europe (LBIE) through a collateral account held by the Fund’s custodian that consists of short-sale proceeds and long positions in U.S. securities. While Guggenheim Investments seeks to resolve certain outstanding short-sale transactions with LBIE, the collateral remains illiquid.

Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., which is currently in bankruptcy. Due to the valuations assigned to the short positions, which are based on certain assumptions, resolution could ultimately result in the Fund’s realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value. Guggenheim Investments is uncertain when the issues surrounding the collateral account will be resolved.

The long positions in U.S. securities contributed positive performance to the Fund over the past year.

Domestic Long/Short Sub-Portfolio

Effective September 30, 2013, Mainstream Investment Advisers, LLC was no longer sub-adviser to the domestic long/short strategy allocation.

During September 2013, Mainstream began to liquidate its allocation in anticipation of its resignation and completed the liquidation by the close of September 25. As the allocation was converted to cash, the new investment manager, Security Investors, LLC, began investing it in equity futures in order to gain exposure to the U.S. equity market.

The new Investment Manager’s strategy is to seek to respond to the dynamically changing economy by moving its investments among different industries and styles, making its allocation according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Fund may hold both long and short positions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

MANAGERS’ COMMENTARY (Unaudited) (concluded)	December 31, 2012

Equity positions are determined based on their associated industry and style momentum, risk characteristics and liquidity. The Fund invests in domestic equity securities, including small-, mid- and large-capitalization securities, such as U.S. traded common stocks and ADRs, but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts and options on securities, futures contracts and stock indices giving exposure to the U.S. markets.

The Fund may invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry or company depending on market conditions.

The Fund also may enter into short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility.

While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary day to day depending on a number of different factors, including price, availability and general market conditions.

The Sub-Portfolio may focus its investments in a limited number of issuers, even though the Fund as a whole operates as a diversified fund.

For the part of the period during which Mainstream managed the allocation, it used a domestic long/short strategy which applied fundamental and technical methods of analysis to identify quality securities trading at attractive valuations. This strategy used a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities.

Favorable stock selection in the Industrials and Energy sectors was offset by the hedged allocation (primarily cash, which averaged near 26% as the sub-adviser transitioned the portfolio to cash near the end of the period).

Indexed Sub-Portfolio

The investment manager for this portion of the portfolio seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts and equity options. The results of derivatives use during the period were within expectations and contributed to the Fund’s performance.

The Fund primarily used S&P 500 e-mini futures for the portion of Fund assets that is intended to track the S&P 500 Index. Equity markets rallied strongly throughout the past 12 months in response to continued central bank accommodation. The S&P 500 Index reached an all-time high during the period.

Performance displayed represents past performance, which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2013

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE:  Seeks long-term growth of capital.

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2013†

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	27.83%	18.27%	9.29%
S&P 500 Index	32.39%	17.94%	7.41%

Holdings Diversification (Market Exposure as % of Net Assets)

**	All of the short holdings were fair valued by the Valuation Committee at December 31, 2013 due to exposure to LBIE — See Note 12. The total market value of fair valued securities amounts to (46.6%) of total net assets.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
State Street	38.3%
Philip Morris International, Inc.	5.5%
Altria Group, Inc.	4.1%
Lockheed Martin Corp.	3.6%
Trinity Industries, Inc.	3.5%
ViroPharma, Inc.	3.1%
CA, Inc.	3.0%
AO Smith Corp.	2.9%
Johnson & Johnson	2.9%
TJX Companies, Inc.	2.9%
Top Ten Total	69.8%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS	December 31, 2013
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 75.1%

INDUSTRIALS - 16.7%
Lockheed Martin Corp.[1,2]	3,993	$593,599
Trinity Industries, Inc.[1,2]	10,800	588,816
AO Smith Corp.[1,2]	9,000	485,460
Towers Watson & Co. — Class A1,2	2,400	306,264
Joy Global, Inc.[1,2]	4,800	280,752
Watts Water Technologies, Inc. —
Class A1,2	3,000	185,611
General Electric Co.[1,2]	4,500	126,135
Northrop Grumman Corp.[1,2]	1,100	126,071
Con-way, Inc.[1,2]	1,800	71,478
Huntington Ingalls Industries, Inc.[1,2]	183	16,472
Total Industrials		2,780,658

HEALTH CARE - 15.4%
ViroPharma, Inc.*,1,2	10,500	523,426
Johnson & Johnson[1,2]	5,300	485,427
Life Technologies Corp.*,1,2	3,000	227,400
Amgen, Inc.[1,2]	1,900	216,903
Forest Laboratories, Inc.*,1,2	3,600	216,108
WellCare Health Plans, Inc.*,1,2	2,400	169,008
AstraZeneca plc[1,2]	2,800	165,746
GlaxoSmithKline plc[1,2]	5,500	146,779
Baxter International, Inc.[1,2]	1,900	132,145
Charles River Laboratories
International, Inc.*,1,2	2,100	111,384
Owens & Minor, Inc.[1,2]	2,800	102,368
Kindred Healthcare, Inc.[1,2]	4,100	80,934
Total Health Care		2,577,628

CONSUMER DISCRETIONARY - 14.0%
TJX Companies, Inc.[1,2]	7,600	484,348
Ross Stores, Inc.[1,2]	4,600	344,678
L Brands, Inc.[1,2]	5,400	333,990
Walt Disney Co.[1,2]	4,322	330,201
Family Dollar Stores, Inc.[1,2]	3,900	253,383
The Gap, Inc.[1,2]	6,300	246,204
Jack in the Box, Inc.*,1,2	4,200	210,084
PVH Corp.[1,2]	900	122,418
RadioShack Corp.*,1,2	5,500	14,300
Total Consumer Discretionary		2,339,606

CONSUMER STAPLES - 13.9%
Philip Morris International, Inc.[1,2]	10,500	914,866
Altria Group, Inc.[1,2]	17,800	683,342
Herbalife Ltd.[1,2]	5,200	409,240
Wal-Mart Stores, Inc.[1,2]	2,300	180,987
Safeway, Inc.[1,2]	4,200	136,794
Total Consumer Staples		2,325,229

INFORMATION TECHNOLOGY - 6.5%
CA, Inc.[1,2]	14,900	501,384
Arrow Electronics, Inc.*,1,2	2,800	151,900
Symantec Corp.[1,2]	6,300	148,554
Avnet, Inc.[1,2]	3,200	141,152
Harmonic, Inc.*,1,2	11,700	86,346
Amkor Technology, Inc.*,1,2	9,800	60,074
Total Information Technology		1,089,410

FINANCIALS - 3.0%
Amtrust Financial Services, Inc.[1,2]	7,623	249,196
Endurance Specialty Holdings Ltd.[1,2]	3,200	187,744
Genworth Financial, Inc. — Class A*,1,2	4,200	65,226
Irish Bank Resolution
Corporation Ltd.*,†††,3	16,638	—
Total Financials		502,166

TELECOMMUNICATION SERVICES - 2.4%
AT&T, Inc.[1,2]	11,300	397,308

ENERGY - 2.4%
Anadarko Petroleum Corp.[1,2]	2,930	232,407
ConocoPhillips[1,2]	1,500	105,975
Phillips 66[1,2]	750	57,848
Total Energy		396,230

UTILITIES - 0.8%
Exelon Corp.[1,2]	5,022	137,553
Total Common Stocks
(Cost $7,940,553)		12,545,788

SHORT TERM INVESTMENTS† - 0.1%
State Street General Account
U.S. Government Fund	23,239	23,239
Total Short Term Investments
(Cost $23,239)		23,239

	Face
	Amount
REPURCHASE AGREEMENT††,4 - 38.4%
State Street
issued 12/31/13 at 0.00%
due 01/02/14	$6,405,684	6,405,684
Total Repurchase Agreement
(Cost $6,405,684)		6,405,684
Total Investments - 113.2%
(Cost $14,369,476)		$18,974,711

	Shares
COMMON STOCKS SOLD SHORT - (46.6)%
CONSUMER STAPLES - (0.6)%
Monster Beverage Corp.*,†††,3,5	3,270	(96,825)
UTILITIES - (1.6)%
Korea Electric Power Corp. ADR*,†††,3,5	19,460	(263,293)
TELECOMMUNICATION SERVICES - (1.8)%
Clearwire Corp. — Class A*,†††,3,5	2,660	(30,138)
Global Crossing Ltd.*,†††,3,5	2,520	(40,244)
Leap Wireless International, Inc.*,†††,3,5	1,600	(69,440)

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2013
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

SBA Communications Corp. —
Class A*,†††,3,5	2,600	$(74,854)
Savvis, Inc.*,†††,3,5	5,900	(86,966)
Total Telecommunication Services		(301,642)

MATERIALS - (2.7)%
China National Building Material
Company Ltd. — Class H†††,3,5	17,300	(23,432)
Anhui Conch Cement Company
Ltd. — Class H†††,3,5	5,500	(24,761)
Shougang Fushan Resources
Group Ltd.†††,3,5	70,000	(25,165)
Sino Gold Mining Ltd.*,†††,3,5	9,100	(37,425)
Turquoise Hill Resources Ltd.*,†††,3,5	4,780	(39,865)
Western Areas Ltd.†††,3,5	6,600	(47,325)
Zoltek Companies, Inc.*,†††,3,5	2,900	(52,867)
Silver Wheaton Corp.†††,3,5	6,500	(68,246)
Agnico Eagle Mines Ltd.†††,3,5	1,900	(125,612)
Total Materials		(444,698)

ENERGY - (2.7)%
Aquila Resources Ltd.*,†††,3,5	2,860	(22,783)
Arrow Energy Holdings Pty Ltd.*,†††,3,5	9,500	(24,514)
Modec, Inc.†††,3,5	1,000	(25,772)
Sevan Marine ASA*,†††,3,5	6,300	(33,049)
Trican Well Service Ltd.†††,3,5	2,200	(37,448)
QGC Pty Ltd.*,†††,3,5	13,600	(52,898)
Rio Tinto Coal Mozambique*,†††,3,5	7,100	(54,029)
Imperial Energy Corporation plc*,†††,3,5	4,200	(83,657)
BPZ Resources, Inc.*,†††,3,5	6,000	(112,800)
Total Energy		(446,950)

INDUSTRIALS - (3.5)%
China Communications Construction
Company Ltd. — Class H†††,3,5	16,000	(16,571)
China Merchants Holdings International
Company Ltd.†††,3,5	4,900	(17,461)
China National Materials Company
Ltd. — Class H†††,3,5	37,600	(19,168)
Japan Steel Works Ltd.†††,3,5	1,600	(22,196)
Ausenco Ltd.†††,3,5	2,300	(24,817)
Toyo Tanso Company Ltd.†††,3,5	600	(32,408)
Ryanair Holdings plc*,†††,3,5	10,200	(38,219)
Meyer Burger Technology AG*,†††,3,5	200	(49,879)
USG Corp.*,†††,3,5	5,580	(160,258)
Beijing Capital International Airport
Company Ltd. — Class H†††,3,5	232,000	(200,659)
Total Industrials		(581,636)

INFORMATION TECHNOLOGY - (4.0)%
Varian Semiconductor Equipment
Associates, Inc.*,†††,3,5	1,270	(33,299)
VeriSign, Inc.*,†††,3,5	1,300	(33,319)
Access Company Ltd.*,†††,3,5	18	(34,682)
Electronic Arts, Inc.*,†††,3,5	900	(36,720)
Intermec, Inc.*,†††,3,5	2,570	(50,937)
Baidu, Inc. ADR*,†††,3,5	200	(53,726)
Riverbed Technology, Inc.*,†††,3,5	4,100	(54,530)
Rambus, Inc.*,†††,3,5	3,680	(56,451)
Red Hat, Inc.*,†††,3,5	3,300	(58,905)
VMware, Inc. — Class A*,†††,3,5	2,500	(71,450)
Equinix, Inc.*,†††,3,5	1,000	(79,940)
Cree, Inc.*,†††,3,5	4,200	(115,332)
Total Information Technology		(679,291)

FINANCIALS - (7.4)%
C C Land Holdings Ltd.†††,3,5	53,000	(14,782)
Franshion Properties China Ltd.†††,3,5	84,600	(23,552)
Mizuho Trust & Banking
Company Ltd.*,†††,3,5	18,800	(26,216)
Aozora Bank Ltd.†††,3,5	17,300	(27,861)
Monex Group, Inc.†††,3,5	83	(29,140)
Mizuho Financial Group, Inc.†††,3,5	12,000	(49,593)
Aeon Mall Company Ltd.†††,3,5	1,900	(58,221)
PrivateBancorp, Inc. — Class A†††,3,5	2,400	(103,200)
Erste Group Bank AG†††,3,5	5,500	(337,971)
Wells Fargo & Co.†††,3,5	12,937	(565,622)
Total Financials		(1,236,158)

HEALTH CARE - (8.5)%
Sepracor, Inc.*,†††,3,5	1,350	(23,625)
Exelixis, Inc.*,†††,3,5	4,700	(30,127)
Intuitive Surgical, Inc.*,†††,3,5	200	(56,100)
Zeltia S.A.*,†††,3,5	8,500	(57,969)
Savient Pharmaceuticals, Inc.*,†††,3,5	3,240	(64,282)
Sequenom, Inc.*,†††,3,5	3,140	(64,715)
Luminex Corp.*,†††,3,5	2,700	(68,823)
Auxilium Pharmaceuticals, Inc.*,†††,3,5	1,960	(72,167)
Vertex Pharmaceuticals, Inc.*,†††,3,5	2,700	(74,709)
Align Technology, Inc.*,†††,3,5	6,300	(76,860)
Acorda Therapeutics, Inc.*,†††,3,5	2,900	(77,575)
Intercell AG*,†††,3,5	2,000	(78,778)
Rigel Pharmaceuticals, Inc.*,†††,3,5	3,070	(78,838)
XenoPort, Inc.*,†††,3,5	1,790	(82,036)
Regeneron Pharmaceuticals, Inc.*,†††,3,5	3,810	(82,715)
AMAG Pharmaceuticals, Inc.*,†††,3,5	1,900	(82,954)
Basilea Pharmaceutica†††,3,5	500	(83,364)
Cepheid, Inc.*,†††,3,5	5,500	(84,700)
Alnylam Pharmaceuticals, Inc.*,†††,3,5	3,000	(88,230)
athenahealth, Inc.*,†††,3,5	2,700	(96,795)
Total Health Care		(1,425,362)

CONSUMER DISCRETIONARY - (13.8)%
Tokyo Broadcasting System
Holdings, Inc.†††,3,5	1,300	(21,836)
Genting Singapore plc†††,3,5	132,800	(43,724)
bwin Interactive Entertainment AG*,†††,3,5	1,700	(48,431)
Bwin.Party Digital
Entertainment plc*,†††,3,5	16,200	(60,974)
Sky Deutschland AG*,†††,3,5	4,200	(68,951)
Focus Media Holding Ltd. ADR*,†††,3,5	2,500	(75,000)
Marui Group Company Ltd.†††,3,5	31,000	(233,861)
Pool Corp.†††,3,5	12,350	(305,663)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2013
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Electrolux AB†††,3,5	32,100	$(422,058)
Brisa Auto-Estradas de
Portugal S.A.*,†††,3,5	47,200	(490,927)
Volkswagen AG†††,3,5	1,300	(539,374)
Total Consumer Discretionary		(2,310,799)
Total Common Stock Sold Short
(Proceeds $7,620,060)		(7,786,654)
Total Securities Sold Short- (46.2)%
(Proceeds $7,620,060)		$(7,786,654)
Other Assets & Liabilities, net - 33.0%		5,519,064
Total Net Assets - 100.0%		$16,707,121

EQUITY FUTURES CONTRACTS PURCHASED†
March 2014 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,475,400)	16	$55,718

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2013.
[2]	This security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $12,545,788 (cost $7,940,553), or 75.1% of total net assets. The security was deemed liquid at the time of purchase.
[3]	Illiquid security.
[4]	Repurchase Agreement — See Note 5.
[5]	This security was fair valued by the Valuation Committee at December 31, 2013. The total market value of fair valued securities amounts to $(7,786,654) (proceeds $7,620,060), or (46.6%) of total net assets.

ADR — American Depositary Receipt

plc — Public Limited Company

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS
AND LIABILITIES (Unaudited)
December 31, 2013

Assets:
Investments, at value
(cost $7,963,792)†	$12,569,027
Repurchase agreements, at value
(cost $6,405,684)	6,405,684
Total investments
(cost $14,369,476)	18,974,711
Foreign currency, at value
(cost $3,622,003)†	3,747,876
Restricted cash†	2,025,019
Segregated cash with broker	65,600
Prepaid expenses	443
Cash	77
Receivables:
Dividends	30,121
Investment advisor	10,293
Variation margin	7,640
Total assets	24,861,780
Liabilities:
Securities sold short, at value
(proceeds $7,620,060)†	7,786,654
Accrued Lehman settlement costs†	299,670
Payable for:
Management fees	17,574
Transfer agent/maintenance fees	4,423
Fund accounting/administration fees	2,673
Directors’ fees*	1,070
Fund shares redeemed	322
Miscellaneous	42,273
Total liabilities	8,154,659
Net assets	$16,707,121
Net assets consist of:
Paid in capital	$15,395,734
Undistributed net investment income	62
Accumulated net realized loss on investments	(2,918,798)
Net unrealized appreciation on investments	4,230,123
Net assets	$16,707,121
Capital shares outstanding	668,402
Net asset value per share	$25.00

STATEMENT OF
OPERATIONS (Unaudited)
Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,708)	$283,195
Interest	1,260
Total investment income	284,455

Expenses:
Management fees	203,629
Transfer agent/maintenance fees	25,626
Fund accounting/administration fees	25,000
Legal fees	111,749
Custodian fees	57,324
Prime broker interest expense	10,834
Directors’ fees*	2,423
Short sales dividend expense	2,194
Miscellaneous	56,440
Total expenses	495,219
Less:
Expenses waived by Advisor	(98,175)
Net expenses	397,044
Net investment loss	(112,589)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	936,501
Futures contracts	467,700
Foreign currency	(846)
Securities sold short	(375,766)
Net realized gain	1,027,589
Net change in unrealized appreciation (depreciation) on:
Investments	3,466,097
Securities sold short	(297,514)
Futures contracts	36,383
Foreign currency	(125,781)
Net change in unrealized appreciation (depreciation)	3,079,185
Net realized and unrealized gain	4,106,774
Net increase in net assets resulting from operations	$3,994,185

† All or a portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 12.

* Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(112,589)	$(69,014)
Net realized gain on investments	1,027,589	1,806,623
Net change in unrealized appreciation (depreciation) on investments	3,079,185	371,161
Net increase from payments by affiliates	—	26,975
Net increase in net assets resulting from operations	3,994,185	2,135,745

Capital share transactions:
Proceeds from sale of shares	—	—
Cost of shares redeemed	(2,858,472)	(3,724,902)
Net decrease from capital share transactions	(2,858,472)	(3,724,902)
Net increase (decrease) in net assets	1,135,713	(1,589,157)

Net assets:
Beginning of year	15,571,408	17,160,565
End of year	$16,707,121	$15,571,408
Undistributed net investment income at end of year	$62	$—

Capital share activity:
Shares sold	—	—
Shares redeemed	(127,960)	(198,873)
Net decrease in shares	(127,960)	(198,873)

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$19.55	$17.24	$16.98	$14.03	$10.76
Income (loss) from investment operations:
Net investment loss[b]	(.15)	(.08)	(.12)	(.10)	(.06)
Net gain on investments (realized and unrealized)	5.60	2.36	.38	3.05	3.33
Net increase from payments by affiliates	—	.03 [f]	—	—	—
Total from investment operations	5.45	2.31	.26	2.95	3.27
Net asset value, end of period	$25.00	$19.55	$17.24	$16.98	$14.03

Total Return[a]	27.83%	13.40%[f]	1.77%	20.74%	30.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,707	$15,571	$17,161	$21,149	$22,633
Ratios to average net assets:
Net investment loss	(0.69%)	(0.41%)	(0.66%)	(0.89%)	(0.52%)
Total expenses[d]	3.03%	2.22%	2.29%	2.27%	2.85%
Net expenses[c,e]	2.44%	2.22%	2.29%	2.07%	1.74%
Portfolio turnover rate	548%	720%	730%	768%	555%

[a]	Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers, and may include interest or dividend expense.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years ended December 31 would be:

2013	2012	2011	2010	2009
2.35%	2.06%	2.21%	1.90%	1.69%

[f]	For the year ended December 31, 2012, 0.17% of the Series total return consisted of a voluntary reimbursement by the advisor for losses incurred during fund trading. Excluding this item, total return would have been 13.23% for the Series.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization

SBL Fund (the “Trust”), a Kansas business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately. Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Funds for their variable annuity and variable life insurance separate accounts.

At December 31, 2013, the Trust consisted of sixteen separate Funds.

Guggenheim Investments (“GI”) provides advisory services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent and provides administrative and accounting services to the Funds. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter to the Funds. GI, RFS and GDL are affiliated entities.

Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Series Z (Alpha Opportunity Series). Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Series Z and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Directors and the Investment Manager. For such services, the Investment Manager paid Mainstream an annual fee equal to 1.45% of that portion of Series Z’s average daily net assets managed by Mainstream. Effective September 30, 2013, Mainstream resigned as sub-adviser to Series Z and the Investment Manager assumed all advisory obligations and responsibilities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied primarily by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Open-end investment companies (“Mutual Funds”) are valued at their net asset value per share (“NAV”) as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Premiums received from options written are entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option written expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

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NOTES TO FINANCIAL STATEMENTS (continued)

The senior floating rate interests (loans) in which certain Funds invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

The value of a forward foreign currency exchange contract is adjusted daily based on the applicable exchange rate of the underlying currency.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, the Board of Directors has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2013.

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NOTES TO FINANCIAL STATEMENTS (continued)

C. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premium and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. The Funds are required by the Internal Revenue Code to distribute substantially all income and capital gains to shareholders. Each year, the Funds determine whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Trust’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

G. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

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NOTES TO FINANCIAL STATEMENTS (continued)

H. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

I. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

J. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

K. Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

L. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2013, there were no earnings credits received.

The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

M. Under the Trust organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/ or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures, options, forwards and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

Series Z (Alpha Opportunity Series) may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box. When a Fund makes a short sale, the Fund does not immediately deliver the securities sold from its own account, or receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds may make short sales that are not “against the box,” which create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A and are required to be adjusted daily to reflect changes in the market value of the securities sold short.

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NOTES TO FINANCIAL STATEMENTS (continued)

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

StylePlus—Large Core Series, StylePlus—Mid Growth Series, StylePlus—Small Growth Series and StylePlus—Large Growth Series utilized derivatives to achieve leveraged exposure. The use of derivative instruments by a Fund to achieve leveraged exposure to the underlying index creates leveraging risk. The more a Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. A Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Since a Fund’s investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

In conjunction with the use of short sales, futures, options and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI, based on the following annual rates.

Management Fees
(as a % of net assets)
Series A (StylePlus–Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series C (Money Market Series)	0.50%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.75%
Series F (Floating Rate Strategies Series)	0.65%
Series J (StylePlus–Mid Growth Series)	0.75%
Series M (Macro Opportunities Series)	0.89%
Series N (Managed Asset Allocation Series)	0.65%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.75%
Series Q (Small Cap Value Series)	0.95%
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus–Small Growth Series)	0.85%
Series Y (StylePlus–Large Growth Series)	0.75%
Series Z (Alpha Opportunity Series)	1.25%

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund Accounting/
Administrative Fees
(as a % of net assets)*
Series A (StylePlus–Large Core Series)	0.095%
Series B (Large Cap Value Series)	0.095%
Series C (Money Market Series)	0.095%
Series D (World Equity Income Series)	0.150%
Series E (Total Return Bond Series)	0.095%
Series F (Floating Rate Strategies Series)	0.095%
Series J (StylePlus–Mid Growth Series)	0.095%
Series M (Macro Opportunities Series)	0.095%
Series N (Managed Asset Allocation Series)	0.150%
Series O (All Cap Value Series)	0.095%
Series P (High Yield Series)	0.095%
Series Q (Small Cap Value Series)	0.095%
Series V (Mid Cap Value Series)	0.095%
Series X (StylePlus–Small Growth Series)	0.095%
Series Y (StylePlus–Large Growth Series)	0.095%
Series Z (Alpha Opportunity Series)	0.150%

*	The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, F, J, M, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Funds during first twelve months of operations.

Series F and Series M have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Series to pay distribution and shareholder services fees to GDL. The Series will pay distribution and shareholder services fees to GDL at an annual rate not to exceed 0.25% of average daily net assets. GDL may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Series to current and prospective variable contract owners and qualified plan participants that invest in the Series through the intermediaries.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each Fund, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

			Contract
	Limit	Effective Date	End Date
Series C (Money Market Series)	0.50%	08/22/2013	05/01/2014
Series E (Total Return Bond Series)	0.81%	11/30/2012	05/01/2014
Series F (Floating Rate Strategies Series)	1.15%	04/22/2013	05/01/2014
Series M (Macro Opportunities Series)	1.45%	04/22/2013	05/01/2014
Series O (All Cap Value Series)	1.00%	11/30/2012	05/01/2014
Series Z (Alpha Opportunity Series)	2.35%	11/30/2012	05/01/2014

GI is entitled to reimbursement by the Series for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2013, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Expires	Expires	Expires	Fund
Fund	2014	2015	2016	Total
Series C (Money Market Series)	$—	$—	$54,066	$54,066
Series E (Total Return Bond Series)	142,582	154,822	208,040	505,444
Series F (Floating Rate Strategies Series)	—	—	48,535	48,535
Series M (Macro Opportunities Series)	—	—	55,226	55,226
Series O (All Cap Value Series)	—	—	—	—
Series Z (Alpha Opportunity Series)	—	—	98,175	98,175

For the year ended December 31, 2013, no amounts were recouped by GI.

Certain officers and directors of the Trust are also officers of GI, RFS and GDL.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013, Security Benefit Life Insurance Company, through its insurance company separate accounts, owned shares of the Funds, as follows:

Percent of outstanding
shares owned
Series A (StylePlus–Large Core Series)	100%
Series B (Large Cap Value Series)	100%
Series C (Money Market Series)	100%
Series D (World Equity Income Series)	99%
Series E (Total Return Bond Series)	98%
Series F (Floating Rate Strategies Series)	57%
Series J (StylePlus–Mid Growth Series)	99%
Series M (Macro Opportunities Series)	96%
Series N (Managed Asset Allocation Series)	98%
Series O (All Cap Value Series)	99%
Series P (High Yield Series)	93%
Series Q (Small Cap Value Series)	96%
Series V (Mid Cap Value Series)	98%
Series X (StylePlus–Small Growth Series)	98%
Series Y (StylePlus–Large Growth Series)	98%
Series Z (Alpha Opportunity Series)	100%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Series A (StylePlus–Large Core Series)	$102,539,810	$—	$129,289,636	$—	$—	$231,829,446
Series B (Large Cap Value Series)	283,334,675	—	—	—	—	283,334,675
Series C (Money Market Series)	28,695,559	—	47,672,824	—	—	76,368,383
Series D (World Equity Income Series)	192,706,303	—	—	—	—	192,706,303
Series E (Total Return Bond Series)	12,259,610	—	90,741,861	142,820	—	103,144,291
Series F (Floating Rate Strategies Series)	3,959,993	—	42,875,653	—	148,500	46,984,146
Series J (StylePlus–Mid Growth Series)	70,508,290	29,603	86,668,075	—	—	157,205,968
Series M (Macro Opportunities Series)	2,482,948	—	25,344,305	96,610	—	27,923,863
Series N (Managed Asset Allocation Series)	64,353,841	731,294	—	17,981	—	65,103,116
Series O (All Cap Value Series)	153,536,562	—	—	—	—	153,536,562
Series P (High Yield Series)	5,547,830	—	124,415,952	—	1,700,558	131,664,340
Series Q (Small Cap Value Series)	138,898,474	—	923,400	—	9,879	139,831,753
Series V (Mid Cap Value Series)	300,615,345	—	1,465,406	—	26,110	302,106,861
Series X (StylePlus–Small Growth Series)	16,597,702	15,761	22,114,384	—	—	38,727,847
Series Y (StylePlus–Large Growth Series)	19,173,639	19,895	21,352,272	—	—	40,545,806
Series Z (Alpha Opportunity Series)	12,569,027	55,718	6,405,684	—	—	19,030,429

Liabilities
Series E (Total Return Bond Series)	$—	$—	$—	$59,120	$—	$59,120
Series M (Macro Opportunities Series)	—	—	—	7,220	—	7,220
Series N (Managed Asset Allocation Series)	—	177,524	—	27,494	—	205,018
Series O (All Cap Value Series)	—	3,010	—	—	—	3,010
Series P (High Yield Series)	—	—	—	7,962	—	7,962
Series Q (Small Cap Value Series)	—	19,180	—	19,440	—	38,620
Series V (Mid Cap Value Series)	—	43,625	—	43,440	—	87,065
Series Z (Alpha Opportunity Series)	—	—	—	—	7,786,654	7,786,654

*	Other financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Financial assets and liabilities categorized as Level 2 consist primarily of fixed income investments. Fixed income investments generally have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Funds and others are willing to pay for an asset. Ask prices represent the lowest price that the Funds and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices obtained from third party pricing services, fair value may not always be a predetermined point in the bid-ask range. The Funds’ policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Funds’ best estimate of fair value.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Category and	Ending Balance	Valuation	Unobservable
Fund	Subcategory	at 12/31/13	Technique	Inputs	Input Value
	Investments, at value
Series P (High Yield Series)	Senior Floating Rate Interests	$1,700,499	Market Comparable	EV/EBITDA multiple	3.5 - 21.5
			Companies

The significant unobservable inputs used in the fair value measurement of the Fund’s senior floating rate securities are earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, comparable public company enterprise values (“EV”) and underlying portfolio information. The Fund uses EBITDA multiples on public comparables applied to expected cash flows of the security. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

The remaining level 3 securities held by Series P (High Yield Series) were not considered significant to that Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of December 31, 2013, Series P (High Yield Series) had securities with a total value of $603,346 transfer from Level 3 to Level 2 due to changes in the securities valuation method. Series D (World Equity Income Series) had transfers between Level 1 and Level 2 due to utilizing international fair value pricing during the period. There were no other securities that transferred between levels.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

NOTES TO FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2013:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Total
Series P (High Yield Series)
Assets:
Beginning Balance	$603,405
Transfer into Level 3	1,700,499
Transfer out of Level 3	(603,346)
Ending Balance	$1,700,558

Series Z (Alpha Opportunities Series) (See Note 12)
Liabilities:
Beginning Balance	$(7,786,654)
Ending Balance	$(7,786,654)

5. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At December 31, 2013, the collateral for the repurchase agreements was as follows:

	Counterparty and		Repurchase
Fund	Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
SBL Z (Alpha Opportunity Series)	State Street			Freddie Mac
	0.00%			2.00%
	Due 01/02/14	$6,405,684	$6,405,684	01/30/23	$7,300,000	$6,538,194

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

Certain Funds utilized options to minimally hedge the Fund’s portfolio to increase returns, to maintain exposure to the equity markets, and create liquidity.

The following Funds utilized futures and swap agreements for the following purposes:

Fund	Index Exposure	Income	Duration	Speculation
Series A (StylePlus–Large Core Series)	x
Series J (StylePlus–Mid Growth Series)	x
Series M (Macro Opportunities Series)	x	x	x	x
Series N (Managed Asset Allocation Series)	x			x
Series X (StylePlus–Small Growth Series)	x
Series Y (StylePlus–Large Growth Series)	x
Series Z (Alpha Opportunity Series)	x

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the notional amount of futures and swap agreements outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long	Short
Series A (StylePlus–Large Core Series)	75%	—
Series E (Total Return Bond Series)	20%	—
Series J (StylePlus–Mid Growth Series)	75%	—
Series M (Macro Opportunities Series)	10%	—
Series N (Managed Asset Allocation Series)	55%	5%
Series X (StylePlus–Small Growth Series)	75%	—
Series Y (StylePlus–Large Growth Series)	75%	—
Series Z (Alpha Opportunity Series)	10%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency contracts	Variation margin	Options written, at value
Investments, at value
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Unrealized appreciation on forward	Unrealized depreciation on forward
	foreign currency exchange contracts	foreign currency exchange contracts

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2013:

Asset Derivative Investments Value
						Options	Options
	Futures	Swaps	Swaps	Swaps	Futures	Purchased	Purchased	Total Value at
	Equity	Equity	Interest Rate	Currency	Currency	Equity	Interest Rate	December 31,
Fund	Contracts*	Contracts	Contracts	Contracts	Contracts*	Contracts	Contracts	2013
Series E (Total Return Bond Series)	$—	$—	$142,820	$—	$—	$—	$—	$142,820
Series J (StylePlus–Mid Growth Series)	29,603	—	—	—	—	—	—	29,603
Series M (Macro Opportunities Series)	—	94,302	730	1,578	—	—	4,520	101,130
Series N (Managed Asset Allocation Series)	744,660	—	—	—	4,615	—	—	749,275
Series X (StylePlus–Small Growth Series)	15,761	—	—	—	—	—	—	15,761
Series Y (StylePlus–Large Growth Series)	19,895	—	—	—	—	—	—	19,895
Series Z (Alpha Opportunity Series)	55,718	—	—	—	—	—	—	55,718

Liability Derivative Investments Value
						Forward
						Foreign	Options	Options
	Futures	Swaps	Swaps	Futures	Futures	Currency	Written	Written	Total Value at
	Equity	Interest Rate	Currency	Currency	Interest Rate	Exchange	Equity	Interest Rate	December 31,
Fund	Contracts*	Contracts	Contracts	Contracts*	Contracts*	Contracts	Contracts	Contracts	2013
Series E (Total Return Bond Series)	$—	$59,120	$—	$—	$—	$—	$—	$—	$59,120
Series M (Macro Opportunities Series)	—	5,525	—	—	—	—	—	1,695	7,220
Series N (Managed Asset Allocation Series)	33,501	—	—	4,999	166,518	—	—	—	205,018
Series O (All Cap Value Series)	—	—	—	—	—	—	3,010	—	3,010
Series P (High Yield Series)	—	—	—	—	—	7,962	—	—	7,962
Series Q (Small Cap Value Series)	—	—	—	—	—	—	38,620	—	38,620
Series V (Mid Cap Value Series)	—	—	—	—	—	—	87,065	—	87,065

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation on forward foreign currency exchange contracts
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
							Forward	Options	Options
			Swaps			Futures	Foreign	Purchased/	Purchased/
	Futures	Swaps	Interest	Swaps	Futures	Interest	Currency	Written	Written
	Equity	Equity	Rate	Currency	Currency	Rate	Exchange	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Series A (StylePlus–Large Core Series)	$371,912	$26,517,485	$—	$—	$—	$—	$—	$—	$—	$26,889,397
Series E (Total Return Bond Series)	—	—	(7,274)	—	—	—	—	—	—	(7,274)
Series J (StylePlus–Mid Growth Series)	96,531	20,377,425	—	—	—	—	—	—	—	20,473,956
Series M (Macro Opportunities Series)	—	—	27,814	(2,528)	—	—	—	—	(9,600)	15,686
Series N (Managed Asset Allocation Series)	3,747,923	—	—	—	(178,952)	(333,028)	—	—	—	3,235,943
Series O (All Cap Value Series)	—	—	—	—	—	—	—	29,947	—	29,947
Series P (High Yield Series)	—	—	—	—	—	—	(1,265)	—	—	(1,265)
Series Q (Small Cap Value Series)	—	—	—	—	—	—	—	127,910	—	127,910
Series V (Mid Cap Value Series)	—	—	—	—	—	—	—	129,114	—	129,114
Series X (StylePlus–Small Growth Series)	3,539	6,791,493	—	—	—	—	—	—	—	6,795,032
Series Y (StylePlus–Large Growth Series)	54,458	4,746,974	—	—	—	—	—	—	—	4,801,432
Series Z (Alpha Opportunity Series)	467,700	—	—	—	—	—	—	—	—	467,700

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
							Forward	Options	Options
			Swaps				Foreign	Purchased/	Purchased/
	Futures	Swaps	Interest	Swaps	Futures	Futures	Currencies	Written	Written
	Equity	Equity	Rate	Currency	Currency	Interest Rate	Exchange	Equity	Interest Rate
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Series E (Total Return Bond Series)	$—	$—	$83,700	$—	$—	$—	$—	$—	$—	$83,700
Series J (StylePlus–Mid Growth Series)	29,603	—	—	—	—	—	—	—	—	29,603
Series M (Macro Opportunities Series)	—	94,302	(4,795)	1,578	—	—	—	—	(22,035)	69,050
Series N (Managed Asset Allocation Series)	453,983	—	—	—	1,140	(71,852)	—	—	—	383,271
Series O (All Cap Value Series)	—	—	—	—	—	—	—	26,058	—	26,058
Series P (High Yield Series)	—	—	—	—	—	—	(7,962)	—	—	(7,962)
Series Q (Small Cap Value Series)	—	—	—	—	—	—	—	62,843	—	62,843
Series V (Mid Cap Value Series)	—	—	—	—	—	—	—	140,750	—	140,750
Series X (StylePlus–Small Growth Series)	15,761	—	—	—	—	—	—	—	—	15,761
Series Y (StylePlus–Large Growth Series)	19,895	—	—	—	—	—	—	—	—	19,895
Series Z (Alpha Opportunity Series)	36,383	—	—	—	—	—	—	—	—	36,383

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds was on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Series A (StylePlus–Large Core Series)	$8,855,698
Series B (Large Cap Value Series)	12,615,624
Series D (World Equity Income Series)	20,160,998
Series E (Total Return Bond Series)	4,045,469
Series J (StylePlus–Mid Growth Series)	5,795,514
Series N (Managed Asset Allocation Series)	2,942,348
Series O (All Cap Value Series)	9,320,353
Series X (StylePlus–Small Growth Series)	1,455,499
Series Y (StylePlus–Large Growth Series)	1,598,274
Series Z (Alpha Opportunity Series)	2,342,209

During 2013, the Funds declared ordinary and long-term capital gain consent dividends, effective for the year ended December 31, 2012, as shown below:

	Ordinary	Long-Term
	Income	Capital Gain	Total
	Consent	Consent	Consent
Fund	Dividends	Dividends	Dividends
Series A (StylePlus–Large Core Series)	$1,952,226	$2,471,434	$4,423,660
Series B (Large Cap Value Series)	3,229,551	—	3,229,551
Series D (World Equity Income Series)	8,768,672	—	8,768,672
Series E (Total Return Bond Series)	3,491,775	—	3,491,775
Series J (StylePlus–Mid Growth Series)	205,098	12,523,200	12,728,298
Series N (Managed Asset Allocation Series)	483,836	6,386,032	6,869,868
Series O (All Cap Value Series)	1,256,228	—	1,256,228
Series P (High Yield Series)	9,468,472	2,295,806	11,764,278
Series Q (Small Cap Value Series)	425,400	13,279,921	13,705,321
Series V (Mid Cap Value Series)	1,085,462	17,399,679	18,485,141
Series X (StylePlus–Small Growth Series)	—	3,127,824	3,127,824
Series Y (StylePlus–Large Growth Series)	242,457	1,219,245	1,461,702
Series Z (Alpha Opportunity Series)	—	87,336	87,336

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized	Capital Loss
	Ordinary	Long-Term	Appreciation/	Carryforward
Fund	Income	Capital Gain	Depreciation	and Other Losses
Series A (StylePlus–Large Core Series)	$32,049,304	$29,186,762	$4,573,354	$(35,216,018)[1]
Series B (Large Cap Value Series)	2,824,543	18,148,077	81,838,120	(35,375,572)[1]
Series C (Money Market Series)	—	—	1,671	—
Series D (World Equity Income Series)	5,046,941	—	7,332,989	(62,579,131)[1]
Series E (Total Return Bond Series)	5,070,905	—	(3,785,402)	(8,523,272)[1]
Series F (Floating Rate Strategies Series)	1,011,946	—	73,291	—
Series J (StylePlus–Mid Growth Series)	30,401,590	5,563,131	3,025,435	(25,899,300)[1]
Series M (Macro Opportunities Series)	594,281	—	(163,075)	(166,272)[1]
Series N (Managed Asset Allocation Series)	120,031	961,653	5,622,042	(1,647,219)[1]
Series O (All Cap Value Series)	1,318,989	3,850,183	40,150,670	(9,743,452)[1]
Series P (High Yield Series)	10,064,590	142,710	2,140,191	—
Series Q (Small Cap Value Series)	1,657,378	12,786,477	36,292,311	—
Series V (Mid Cap Value Series)	2,030,694	29,302,295	75,814,354	—
Series X (StylePlus–Small Growth Series)	8,922,477	3,253,287	735,406	(5,821,995)[1]
Series Y (StylePlus–Large Growth Series)	6,938,503	1,705,356	570,751	(6,393,097)[1]
Series Z (Alpha Opportunity Series)	—	228,520	4,207,682	(3,124,815)[1]

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2016	2017	2018	Short-Term	Long-Term	Carryforward
Series A (StylePlus–Large Core Series)	$—	$(35,216,018)	$—	$—	$—	$(35,216,018	)*
Series B (Large Cap Value Series)	(7,474,497)	(27,901,075)	—	—	—	(35,375,572	)*
Series D (World Equity Income Series)	(43,071,596)	(15,850,751)	—	(1,400,308)	(2,256,476)	(62,579,131	)*
Series E (Total Return Bond Series)		(8,163,116)	(360,156)	—	—	(8,523,272	)*
Series J (StylePlus–Mid Growth Series)	(13,884,382)	(12,014,918)	—	—	—	(25,899,300	)*
Series M (Macro Opportunities Series)	—	—	—	(152,481)	(13,791)	(166,272)
Series N (Managed Asset Allocation Series)	—	(1,647,219)	—	—	—	(1,647,219	)*
Series O (All Cap Value Series)	—	(9,743,452)	—	—	—	(9,743,452	)*
Series X (StylePlus–Small Growth Series)	(4,366,496)	(1,455,499)	—	—	—	(5,821,995	)*
Series Y (StylePlus–Large Growth Series)	(4,794,823)	(1,598,274)	—	—	—	(6,393,097	)*
Series Z (Alpha Opportunity Series)	(3,122,945)	—	—	—	—	(3,122,945	)*

* In accordance with Section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, and mark-to-market of passive foreign investment companies and futures contracts. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Series A (StylePlus–Large Core Series)	$4,423,660	$(1,978,654)	$(2,445,006)
Series B (Large Cap Value Series)	3,229,551	(3,229,551)	—
Series C (Money Market Series)	(393,933)	395,179	(1,246)
Series D (World Equity Income Series)	8,768,672	(7,862,614)	(906,058)
Series E (Total Return Bond Series)	3,491,774	(3,301,820)	(189,954)
Series F (Floating Rate Strategies Series)	(18,745)	31,471	(12,726)
Series J (StylePlus–Mid Growth Series)	12,712,327	(205,098)	(12,507,229)
Series M (Macro Opportunities Series)	(14,454)	16,933	(2,479)
Series N (Managed Asset Allocation Series)	6,869,868	(610,620)	(6,259,248)
Series O (All Cap Value Series)	1,256,228	(1,256,806)	578
Series P (High Yield Series)	11,764,279	(9,378,666)	(2,385,613)
Series Q (Small Cap Value Series)	13,701,348	(344,428)	(13,356,920)
Series V (Mid Cap Value Series)	18,340,107	(949,066)	(17,391,041)
Series X (StylePlus–Small Growth Series)	3,127,826	72,697	(3,200,523)
Series Y (StylePlus–Large Growth Series)	1,461,702	(224,519)	(1,237,183)
Series Z (Alpha Opportunity Series)	(29,778)	112,651	(82,873)

At December 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Series A (StylePlus–Large Core Series)	$227,256,092	$5,574,855	$(1,001,501)	$4,573,354
Series B (Large Cap Value Series)	201,496,555	87,237,997	(5,399,877)	81,838,120
Series C (Money Market Series)	76,366,712	2,219	(548)	1,671
Series D (World Equity Income Series)	185,378,045	12,292,784	(4,964,526)	7,328,258
Series E (Total Return Bond Series)	106,870,573	748,327	(4,617,429)	(3,869,102)
Series F (Floating Rate Strategies Series)	46,910,862	291,220	(217,936)	73,284
Series J (StylePlus–Mid Growth Series)	154,159,853	3,735,902	(719,390)	3,016,512
Series M (Macro Opportunities Series)	28,104,698	288,313	(565,758)	(277,445)
Series N (Managed Asset Allocation Series)	58,726,320	6,328,280	(700,759)	5,627,521
Series O (All Cap Value Series)	113,385,892	44,073,392	(3,922,722)	40,150,670
Series P (High Yield Series)	129,524,161	3,775,516	(1,635,337)	2,140,179
Series Q (Small Cap Value Series)	103,602,285	42,395,702	(6,166,234)	36,229,468
Series V (Mid Cap Value Series)	226,433,257	90,284,362	(14,610,758)	75,673,604
Series X (StylePlus–Small Growth Series)	37,976,679	1,022,015	(286,608)	735,407
Series Y (StylePlus–Large Growth Series)	39,955,160	755,415	(184,664)	570,751
Series Z (Alpha Opportunity Series)	14,336,199	5,172,149	(533,637)	4,638,512

8. Other Liabilities

Series A (StylePlus–Large Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2013.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2013 was $18,615 for Series A (StylePlus–Large Core Series) and $205,716 for Series V (Mid Cap Value Series).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

NOTES TO FINANCIAL STATEMENTS (continued)

9. Securities Transactions

During the year ended December 31, 2013, purchases and sales of investment securities, excluding government and short-term investments, were as follows:

Fund	Purchases	Sales
Series A (StylePlus–Large Core Series)	$414,408,965	$458,480,870
Series B (Large Cap Value Series)	68,411,794	105,179,053
Series C (Money Market Series)	—	29,035
Series D (World Equity Income Series)	280,365,338	304,028,423
Series E (Total Return Bond Series)	108,541,179	125,292,416
Series F (Floating Rate Strategies Series)	58,242,200	16,318,613
Series J (StylePlus–Mid Growth Series)	259,576,461	292,214,732
Series M (Macro Opportunities Series)	34,579,637	9,222,535
Series N (Managed Asset Allocation Series)	1,150,227	2,300,352
Series O (All Cap Value Series)	30,534,439	51,303,746
Series P (High Yield Series)	116,929,139	123,373,028
Series Q (Small Cap Value Series)	37,299,129	49,261,491
Series V (Mid Cap Value Series)	61,086,158	91,330,696
Series X (StylePlus–Small Growth Series)	67,574,131	74,513,998
Series Y (StylePlus–Large Growth Series)	66,495,327	75,861,439
Series Z (Alpha Opportunity Series)	34,629,578	39,366,504

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended December 31, 2013 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment	Realized
Fund	Security	12/31/12	Additions	Reductions	12/31/13	12/31/13	Income	Gains
Series A (StylePlus–Large Core Series)	Mutual Fund:
	Floating Rate Strategies Fund Institutional Class	$—	$4,067,843	$—	$4,029,967	150,653	$127,609	$3,744
	Macro Opportunities Fund Institutional Class	—	4,069,440	—	3,910,920	146,257	136,814	—
Series J (StylePlus–Mid Growth Series)	Mutual Fund:
	Floating Rate Strategies Fund Institutional Class	—	2,754,805	—	2,729,155	102,024	86,419	2,536
	Macro Opportunities Fund Institutional Class	—	2,755,886	—	2,648,534	99,048	92,652	—
Series V (Mid Cap Value Series)	Common Stock:
	HydroGen Corp.	8,337	—	—	1	672,346	—	—
Series X (StylePlus–Small Growth Series)	Mutual Fund:
	Floating Rate Strategies Fund Institutional Class	—	746,630	—	739,678	27,651	23,422	687
	Macro Opportunities Fund Institutional Class	—	746,922	—	717,827	26,845	25,112	—
Series Y (StylePlus–Large Growth Series)	Mutual Fund:
	Floating Rate Strategies Fund Institutional Class	—	695,138	—	688,665	25,744	21,807	640
	Macro Opportunities Fund Institutional Class	—	695,410	—	668,322	24,993	23,380	—

11. Options Written

Transactions in options written during the year ended December 31, 2013 were as follows:

Written Call Options

	Series M (Macro Opportunities Series)		Series O (All Cap Value Series)		Series Q (Small Cap Value Series)		Series V (Mid Cap Value Series)
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	contracts	amount	contracts	amount	contracts	amount	contracts	amount
Balance at December 31, 2012	—	$—	—	$—	—	$—	—	$—
Options Written	565	4,520	275	68,666	722	178,164	1,283	309,660
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—
Options expired	—	—	(67)	(14,606)	(298)	(69,396)	(312)	(61,842)
Options exercised	—	—	(122)	(24,992)	(146)	(29,845)	(350)	(71,524)

Balance at December 31, 2013	565	$4,520	86	$29,068	278	$78,923	621	$176,294

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Written Put Options

	Series M (Macro Opportunities Series)		Series O (All Cap Value Series)		Series Q (Small Cap Value Series)		Series V (Mid Cap Value Series)
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	contracts	amount	contracts	amount	contracts	amount	contracts	amount
Balance at December 31, 2012	—	$—	—	$—	—	$—	—	$—
Options Written	—	—	289	29,316	995	94,021	1,117	148,561
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—
Options expired	—	—	(52)	(15,342)	(607)	(58,513)	(228)	(67,272)
Options exercised	—	—	(237)	(13,974)	(220)	(12,968)	(505)	(29,768)

Balance at December 31, 2013	—	$—	—	$—	168	$22,540	384	$51,521

12. Series Z

The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. Release of the collateral requires the consent of LBIE and Lehman Brothers Inc. (“LBI”), an entity that is subject to a liquidation proceeding. The Fund delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund has worked to resolve these issues with LBIE and the Administrator. As of December 31, 2013, included in the Statement of Assets and Liabilities are the value of restricted long positions of $12,545,788, cash collateral of $1,417,530, restricted cash representing the value of short sale proceeds of $4,355,365 and liabilities for short sales of $7,786,654, representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $10,670,064 as of December 31, 2013 resulting in a decrease in net assets of $2,883,410 or (17.3)%. Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. During the year ended December 31, 2013, the Fund accrued $299,670 of estimated settlement costs. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value. As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.

Effective as of August 1, 2011, Security Investors, LLC has agreed to purchase shares of the Fund from time to time to provide the Fund with liquidity if needed to meet redemptions. The intent of the agreement is to provide liquidity to the Fund in the event that shareholders seek to redeem shares of the Fund at a time that there are not sufficient unrestricted assets.

13. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2013. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of December 31, 2013 were as follows:

Series F (Floating Rate Strategies Series)

Borrower	Maturity Date	Amount
Darling International	04/01/14	$400,000
Power Borrower LLC	05/06/20	15,694
		$415,694

Series M (Macro Opportunities Series)
Borrower	Maturity Date	Amount
Darling International	04/01/14	$125,000
Power Borrower LLC	05/06/20	7,847
		$132,847

Series P (High Yield Series)
Borrower	Maturity Date	Amount
Darling International	04/01/14	$700,000

14. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended December 31, 2013, the following Funds entered into reverse repurchase agreements:

	Number of	Balance at	Average	Average
Fund	Days Outstanding	December 31, 2013	balance outstanding	interest rate
Series E (Total Return Bond Series)	252	$10,824,468	$7,296,071	0.83%
Series M (Macro Opportunities Series)	41	1,637,100	1,336,214	1.03%
Series P (High Yield Series)	49	7,687,057	4,134,071	1.07%

15. Line of Credit

On December 14, 2012, Series E (Total Return Bond Series) and Series P (High Yield Series) (the “Funds”) entered into an unlimited credit facility agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. At December 31, 2013, there was $50,000,000 of credit facility. The Funds did not have any borrowings under this agreement as of or for the year ended December 31, 2013.

16. Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the SBL Fund when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

SBL Fund also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court ordered the parties in the FitzSimons action to meet and confer regarding a potential protocol for the briefing and argument of motions to dismiss to be filed in that action. On January 24, 2014, the Court extended the time for service of summonses and complaints in the FitzSimons action to February 28, 2014.

None of these lawsuits allege any wrongdoing on the part of SBL Fund. The following series of SBL Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, SBL Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

SBL Fund may be a putative member of the proposed defendant class in Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adversary Proceeding No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit initially was filed in New York Supreme Court, Case No. 653522/2011, on December 19, 2011. On April 25, 2012, it was removed to the United States District Court for the Southern District of New York, Case No. 12-3273, and on April 26, 2012, it was referred to the United States Bankruptcy Court for the Southern District of New York.

This lawsuit does not allege any wrongdoing on the part of SBL Fund. The following series of SBL Fund received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) - $28,800. At this stage of the proceedings, SBL Fund is not able to make a reliable predication as to the outcome of this lawsuit or the effect, if any, on a Fund’s net asset value.

17. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

NOTES TO FINANCIAL STATEMENTS (concluded)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset
					in the Statements of Assets
					and Liabilities
				Net Amount of Assets
		Gross Amounts of	Gross Amounts Offset	Presented on the		Cash
		Recognized	in the Statements of	Statements of Assets	Financial	Collateral	Net
Fund	Instrument	Assets[1]	Assets and Liabilities	and Liabilities	Instruments	Received[2]	Amount
Series M (Macro Opportunities Series)	Swap currency contracts	$1,578	$—	$1,578	$—	$—	$1,578
	Swap equity contracts	94,302	—	94,302	—	—	94,302
	Options interest rate contracts	4,520	—	4,520	—	—	4,520
Total		$100,400	$—	$100,400	$—	$—	$100,400

Series X (StylePlus–Small Growth Series)	Swap equity contracts	$881,403	$—	$881,403	$—	$—	$881,403
Series Y (StylePlus–Large Growth Series)	Swap equity contracts	$907,335	$—	$907,335	$—	$—	$907,335

Gross Amounts Not Offset
in the Statements of Assets
and Liabilities
Net Amount of
		Gross Amounts of	Gross Amounts Offset	Liabilities Presented		Cash
		Recognized	in the Statements of	on the Statements of	Financial	Collateral	Net
Fund	Instrument	Liabilities[1]	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged[2]	Amount
Series M (Macro Opportunities Series)	Options interest rate contracts	$1,695	$—	$1,695	$—	$—	$1,695

[1]	Exchange traded futures are excluded from these reported amounts.

[2]	Excludes maintenance margin deposits held at the broker related to derivatives. These amounts are reflected as Segregated cash with broker on the Statements of Assets and Liabilities.

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of SBL Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprising, Series A—StylePlus-Large Core Series, Series B—Large Cap Value Series, Series C—Money Market Series, Series D—World Equity Income Series, Series E—Total Return Bond Series, Series F – Floating Rate Strategies Series, Series J—StylePlus-Mid Growth Series, Series M—Macro Opportunities Series, Series N— Managed Asset Allocation Series, Series O—All Cap Value Series, Series P—High Yield Series, Series Q—Small Cap Value Series, Series V—Mid Cap Value Series, Series X— StylePlus-Small Growth Series, Series Y—StylePlus-Large Growth Series and Series Z—Alpha Opportunity Series) (the “Funds”) as of December 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 12 to the financial statements, Series Z–Alpha Opportunity Series has ongoing exposure to Lehman Brothers International Europe, which was placed into administration in September 2008. Significant uncertainly exists regarding the ultimate timing and manner of settlement of this exposure and the difference between amounts currently recorded and that which may ultimately be settled may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 2013, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2014

THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Series A (StylePlus–Large Core Series)	4.82%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	19.79%
Series E (Total Return Bond Series)	0.27%
Series J (StylePlus–Mid Growth Series)	1.61%
Series M (Macro Opportunities Series)	1.75%
Series N (Managed Asset Allocation Series)	100.00%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	2.47%
Series Q (Small Cap Value Series)	56.23%
Series V (Mid Cap Value Series)	100.00%
Series X (StylePlus–Small Growth Series)	0.90%
Series Y (StylePlus–Large Growth Series)	2.91%

With respect to the taxable year ended December 31, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gains,
Fund	subject to the 15% rate gains category:
Series A (StylePlus–Large Core Series)	$ 29,186,762
Series B (Large Cap Value Series)	18,148,077
Series J (StylePlus–Mid Growth Series)	5,563,131
Series N (Managed Asset Allocation Series)	961,653
Series O (All Cap Value Series)	3,850,183
Series P (High Yield Series)	142,710
Series Q (Small Cap Value Series)	12,786,477
Series V (Mid Cap Value Series)	29,302,295
Series X (StylePlus–Small Growth Series)	3,253,287
Series Y (StylePlus–Large Growth Series)	1,705,356
Series Z (Alpha Opportunity Series)	228,520

Series D (World Equity Income Series) designates $727,264 of foreign tax paid and gross foreign sourced income earned of $4,853,419 for regular Federal income tax purposes.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

	For	Withhold	Total
Randall C. Barnes	69,100,633	2,809,458	71,910,091
Roman Friedrich III	68,817,726	3,092,365	71,910,091
Robert B. Karn III	68,958,541	2,951,550	71,910,091
Ronald A. Nyberg	69,128,618	2,781,473	71,910,091
Ronald E. Toupin, Jr.	69,096,279	2,813,812	71,910,091

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve the Funds from a Kansas Corporation into a Delaware Statutory Trust. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,905,073	283,578	37,400
Series B (Large Cap Value Series)	7,248,889	159,643	167,051
Series C (Money Market Series)	5,603,746	8,821	110,257
Series D (World Equity Income Series)	15,173,441	542,493	520,329
Series E (Total Return Bond Series)	6,017,580	79,107	254,406
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,470,204	44,591	123,224
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,462,572	1,192	77,360
Series O (All Cap Value Series)	4,533,182	66,442	99,772
Series P (High Yield Series)	3,758,838	18,268	57,999
Series Q (Small Cap Value Series)	2,566,859	47,011	56,417
Series V (Mid Cap Value Series)	3,393,814	70,858	205,071
Series X (StylePlus–Small Growth Series)	1,191,113	32,339	106,284
Series Y (StylePlus–Large Growth Series)	2,949,850	13,230	19,584
Series Z (Alpha Opportunity Series)	610,627	4,825	42,277

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies. A description of the number of shares voted is as follows:

Diversification

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,927,723	146,977	151,350
Series B (Large Cap Value Series)	7,215,544	141,202	218,837
Series C (Money Market Series)	5,599,767	12,800	110,257
Series D (World Equity Income Series)	14,986,441	672,584	577,238
Series E (Total Return Bond Series)	6,019,174	20,315	311,604
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,435,991	69,836	132,192
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,462,001	—	79,121
Series O (All Cap Value Series)	4,491,335	75,033	133,028
Series P (High Yield Series)	3,755,310	10,720	69,076
Series Q (Small Cap Value Series)	2,555,165	44,652	70,470
Series V (Mid Cap Value Series)	3,358,273	77,903	233,567
Series X (StylePlus–Small Growth Series)	1,222,402	20,674	86,660
Series Y (StylePlus–Large Growth Series)	2,961,493	16,433	4,738
Series Z (Alpha Opportunity Series)	611,717	4,825	41,187

THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

OTHER INFORMATION (Unaudited) (continued)

Underwriting

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,921,617	153,604	150,830
Series B (Large Cap Value Series)	7,194,618	147,328	233,637
Series C (Money Market Series)	5,490,790	12,800	219,234
Series D (World Equity Income Series)	14,985,537	673,857	576,870
Series E (Total Return Bond Series)	5,914,437	34,173	402,483
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,420,822	86,649	130,548
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,459,787	—	81,336
Series O (All Cap Value Series)	4,486,926	76,803	135,667
Series P (High Yield Series)	3,754,328	10,720	70,058
Series Q (Small Cap Value Series)	2,554,997	44,820	70,470
Series V (Mid Cap Value Series)	3,337,780	94,542	237,421
Series X (StylePlus–Small Growth Series)	1,183,303	58,139	88,295
Series Y (StylePlus–Large Growth Series)	2,945,163	32,578	4,923
Series Z (Alpha Opportunity Series)	611,717	4,825	41,187

Industry Concentration

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,937,903	139,937	148,211
Series B (Large Cap Value Series)	7,220,693	145,484	209,406
Series C (Money Market Series)	5,478,650	15,167	229,007
Series D (World Equity Income Series)	14,999,256	663,037	573,970
Series E (Total Return Bond Series)	5,997,408	42,081	311,604
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,438,854	68,617	130,548
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,444,934	495	95,694
Series O (All Cap Value Series)	4,457,932	81,568	159,895
Series P (High Yield Series)	3,750,286	15,744	69,076
Series Q (Small Cap Value Series)	2,545,777	54,040	70,470
Series V (Mid Cap Value Series)	3,321,159	116,311	232,273
Series X (StylePlus–Small Growth Series)	1,190,415	54,174	85,147
Series Y (StylePlus–Large Growth Series)	2,961,032	19,303	2,329
Series Z (Alpha Opportunity Series)	611,717	4,825	41,187

Real Estate

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,933,385	143,928	148,738
Series B (Large Cap Value Series)	7,218,069	156,595	200,919
Series C (Money Market Series)	5,568,137	31,706	122,981
Series D (World Equity Income Series)	14,940,750	721,543	573,970
Series E (Total Return Bond Series)	5,994,368	45,120	311,604
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,414,029	93,442	130,548
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,430,928	26,164	84,030
Series O (All Cap Value Series)	4,441,600	99,438	158,358
Series P (High Yield Series)	3,749,575	16,455	69,076
Series Q (Small Cap Value Series)	2,538,904	60,913	70,470
Series V (Mid Cap Value Series)	3,313,844	121,212	234,688
Series X (StylePlus–Small Growth Series)	1,186,450	58,139	85,147
Series Y (StylePlus–Large Growth Series)	2,946,722	32,578	3,364
Series Z (Alpha Opportunity Series)	610,261	6,281	41,187

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Commodities

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,913,573	163,392	149,086
Series B (Large Cap Value Series)	7,220,063	145,321	210,199
Series C (Money Market Series)	5,587,207	25,360	110,257
Series D (World Equity Income Series)	14,942,023	720,270	573,970
Series E (Total Return Bond Series)	5,995,733	41,026	314,334
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,406,266	100,503	131,250
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,447,283	11,312	82,527
Series O (All Cap Value Series)	4,463,801	96,937	138,658
Series P (High Yield Series)	3,747,051	15,730	72,325
Series Q (Small Cap Value Series)	2,539,072	60,745	70,470
Series V (Mid Cap Value Series)	3,341,327	94,716	233,699
Series X (StylePlus–Small Growth Series)	1,187,148	57,441	85,147
Series Y (StylePlus–Large Growth Series)	2,963,902	16,433	2,329
Series Z (Alpha Opportunity Series)	610,261	6,281	41,187

Loans

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,847,524	228,704	149,822
Series B (Large Cap Value Series)	7,114,769	222,547	238,267
Series C (Money Market Series)	5,355,354	141,708	225,762
Series D (World Equity Income Series)	14,925,036	734,357	576,870
Series E (Total Return Bond Series)	5,904,659	43,951	402,483
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,391,165	116,306	130,548
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,445,544	11,548	84,030
Series O (All Cap Value Series)	4,454,528	104,015	140,853
Series P (High Yield Series)	3,746,055	19,974	69,076
Series Q (Small Cap Value Series)	2,539,072	60,745	70,470
Series V (Mid Cap Value Series)	3,301,173	130,888	237,682
Series X (StylePlus–Small Growth Series)	1,184,396	59,077	86,263
Series Y (StylePlus–Large Growth Series)	2,944,589	34,710	3,364
Series Z (Alpha Opportunity Series)	610,261	6,281	41,187

Borrowing

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,871,260	205,902	148,889
Series B (Large Cap Value Series)	7,171,852	169,200	234,531
Series C (Money Market Series)	5,354,476	142,586	225,762
Series D (World Equity Income Series)	14,982,808	679,484	573,970
Series E (Total Return Bond Series)	5,907,894	40,716	402,483
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,400,342	107,129	130,548
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,446,039	11,053	84,030
Series O (All Cap Value Series)	4,449,985	113,356	136,055
Series P (High Yield Series)	3,745,905	20,124	69,076
Series Q (Small Cap Value Series)	2,531,764	68,052	70,470
Series V (Mid Cap Value Series)	3,286,379	146,798	236,566
Series X (StylePlus–Small Growth Series)	1,185,512	59,077	85,147
Series Y (StylePlus–Large Growth Series)	2,944,589	34,710	3,364
Series Z (Alpha Opportunity Series)	610,261	6,281	41,187

THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

OTHER INFORMATION (Unaudited) (concluded)

Senior Securities

Fund	Shares For	Shares Against	Shares Abstained
Series A (StylePlus–Large Core Series)	6,825,246	250,230	150,574
Series B (Large Cap Value Series)	7,203,478	146,745	225,359
Series C (Money Market Series)	5,585,708	26,119	110,998
Series D (World Equity Income Series)	14,999,448	662,845	573,970
Series E (Total Return Bond Series)	5,980,782	58,707	311,604
Series F (Floating Rate Strategies Series)	1,702,489	26,750	8,884
Series J (StylePlus–Mid Growth Series)	3,437,799	69,672	130,548
Series M (Macro Opportunities Series)	1,036,353	—	—
Series N (Managed Asset Allocation Series)	2,445,331	1,192	94,600
Series O (All Cap Value Series)	4,483,122	82,631	133,642
Series P (High Yield Series)	3,751,079	13,969	70,058
Series Q (Small Cap Value Series)	2,547,857	51,959	70,470
Series V (Mid Cap Value Series)	3,327,519	85,668	256,557
Series X (StylePlus–Small Growth Series)	1,190,990	53,476	85,270
Series Y (StylePlus–Large Growth Series)	2,946,221	30,485	5,958
Series Z (Alpha Opportunity Series)	611,717	4,825	41,187

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

330 Madison Avenue

10th Floor

New York, NY 10017

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

All Directors and Officers may be reached c/o Guggenheim Investments, 805 King Farm Blvd., Suite 600, Rockville, MD 20850

Name
(Date of Birth)	Principal Occupations	Other Directorships
Year Elected***	During Past Five Years	Held by Director

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors	None

Harry W. Craig, Jr.** (05-11-39) 2004

Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC

Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, Martin Tractor Company

None

Jerry B. Farley** (09-20-46) 2005	Current: President, Washburn University	Director, Westar Energy, Inc.

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)	None

Maynard F. Oliverius** (12-18-43) 1998	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare until 2012	None

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010	None

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each Director oversees 32 portfolios in the fund complex (213 funds are overseen by Mr. Cacciapaglia) and serves until the next annual meeting, or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)

OFFICERS*

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC)

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC) (2004–2009)

Nikolaos Bonos (05-30-63) Treasurer - 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.)

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010)

Amy J. Lee (06-05-61) Vice President – 2007 Secretary – 1987

Current: Secretary and Senior Vice President, Security Investors, LLC (2004–present)

Previous: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004–2012)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”— tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited) (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Jerry Farley, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2013 and December 31, 2012 were $319,400 and $242,520, respectively.

(b) Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant’s principal accountant for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $10,297, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2013 and December 31, 2012 were $35,000 and $35,000, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2013 and December 31, 2012 were $71,153 and $35,689, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, Penny Lumpkin, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $106,153 and $70,689, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SBL Fund

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

 Donald C. Cacciapaglia, President

Date March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

 Donald C. Cacciapaglia, President

Date March 10, 2014

By (Signature and Title)*    /s/ Nikolaos Bonos

Nikolaos Bonos, Treasurer

Date March 10, 2014

* Print the name and title of each signing officer under his or her signature.